As Filed with the U.S. Securities and Exchange Commission on November 2, 2023

File Nos. 333-180870 and 811-22698

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 344	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 347	☒

KRANESHARES TRUST

(Exact Name of Registrant as Specified in Charter)

280 Park Avenue, 32nd Floor

New York, New York 10017

(Address of Principal Executive Offices, Zip Code)

(212) 933-0393

(Registrant’s Telephone Number, including Area Code)

Jonathan Krane

280 Park Avenue, 32nd Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

Stacy L. Fuller
Franklin H. Na
K&L Gates LLP
1601 K Street NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☐	On (date) pursuant to paragraph (b)(1)(iii) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated [___], 2023

KraneShares Trust

Prospectus

[____], 202[_]

KraneShares KWEB Defined Protection 100 ETF Through January 2026 - (____)

Fund shares are not individually redeemable. Fund shares are listed on NYSE Arca, Inc. (“Exchange”).

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

●	Defined Outcome Strategy. The Fund uses FLEX options to employ a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the “Buffer” and “Cap” discussed below (“Outcomes”), are based upon the price return of the Underlying ETF over the period of [____], 202[ ] through [____], 202[ ]. This period is referred to as the initial “Outcome Period.” The Fund’s strategy is designed to produce the Outcomes based upon the performance of the secondary market share price of the Underlying ETF (its “price return”) from the first day of the Outcome Period to the last day of the Outcome Period. As discussed below, subsequent Outcome Periods will follow the initial Outcome Period. There is no guarantee that the Outcomes for any Outcome Period will be realized.

●	FLEX Options. The Fund will pursue its defined outcome strategy by investing at least 80% of its net assets in the KraneShares CSI China Internet ETF (the “Underlying ETF”) and FLexible EXchange® Options (“FLEX options”) on the Underlying ETF. FLEX options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Underlying ETF is an exchange-traded fund advised by Krane Funds Advisors, LLC (“Krane” or the “Adviser”) that seeks to track the CSI Overseas China Internet Index (the “Index”). The Index is designed to measure the equity market performance of investable publicly traded “China-based companies” whose primary business or businesses are in the Internet and Internet-related sectors, and are listed outside of mainland China.

●	The Buffer. The Fund seeks to protect shareholders that hold shares for the entire Outcome Period from the Fund’s net asset value (“NAV”) losses by providing a Buffer (the “Buffer”) against 100% of decreases in the price return of the Underlying ETF’s shares, as measured from the first day of the Outcome Period through the last day of the Outcome Period, not including fees and expenses charged to shareholders and the Fund. There is no guarantee the Fund will be successful in providing the sought-after protection. An investor purchasing Fund shares at a market price that reflects increases in the price of the Underlying ETF since the start of the Outcome Period will not receive the entire protection that the Fund seeks to provide since the Buffer only seeks to protect against declines in the secondary market price of the Underlying ETF’s shares as measured by the Fund’s NAV from the beginning of the Outcome Period. An investment in the Fund is only appropriate for shareholders who are able to bear those losses and understand the operation of the Buffer. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period.

●	The Cap. The Fund seeks to participate in the upside returns of the Underlying ETF, however Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return of Fund NAV an investor can achieve from an investment in the Fund over the duration of the Outcome Period, as measured from the initial secondary market price of the Underlying ETF at the start of the Outcome Period to the end of the Outcome Period. The Cap is set on the first day of the Outcome Period and is [__]% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of [___]% of the Fund’s average daily net assets are taken into account, the Cap is [__]%. The Cap will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Cap is likely to rise or fall from one Outcome Period to the next. If the Outcome Period has begun and the Fund NAV has increased in value to a level near the Cap, an investor purchasing shares at that price has little to no ability to achieve gains but remains vulnerable to downside risks.

●	Impact of Distributions on Buffer and Cap. Since the Fund invests in the Underlying ETF, to the extent of its investment in the Underlying ETF, the Fund will receive distributions made by the Underlying ETF. But, these distributions paid by the Underlying ETF may cause the OCC to make adjustments to the strike price of the Fund’s options. If this occurs, then such an adjustment can cause changes to the Fund’s Buffer and Cap and may adversely affect the Outcomes. As a result, the Fund may not perform as expected and Fund shareholders could be adversely impacted especially Fund shareholders that purchase shares after the start of the Outcome Period and Fund shareholders who do not hold shares for the entire Outcome Period. The Fund is not an appropriate investment for income-seeking investors.

●	The Outcome Period. The Fund’s strategy has been specifically designed to produce the Outcomes based upon the performance of the Underlying ETF’s secondary market share price (or its “price return”) from the first day of the Outcome Period to the last day of the Outcome Period. Each FLEX option’s value is ultimately derived from the performance of the Underlying ETF’s secondary market share price during the Outcome Period. The Outcomes may only be realized by investors who hold shares of the Fund from the commencement of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. Investors that purchase shares after the Outcome Period has begun or sell shares prior to the Outcome Period’s conclusion may experience investment returns very different from those that the Fund seeks to provide.

The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX options investments on the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the last day of the Outcome Period. The Fund will invest at least 80% of its net assets in the Underlying ETF and FLEX options on the Underlying ETF, the value of which is derived from the price return of the Underlying ETF. A component of an option contract’s value is the remaining time until its expiration. Accordingly, the Fund’s NAV will not directly correlate on a day-to-day basis with the price returns of the Underlying ETF. The Fund’s investment adviser anticipates that the Fund’s NAV will move in the same direction as the share price of the Underlying ETF, though not at the same rate as the Underlying ETF. Since the FLEX options do not expire until two years after the commencement of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX options and the value of the Underlying ETF will be higher than if the FLEX options had a shorter term. Investors considering purchasing shares after the Outcome Period has begun or selling shares prior to the end of the Outcome Period should visit the Fund’s website to fully understand potential investment outcomes.

●	The Fund’s website, www.kraneshares.com/[__], provides important Fund information (including, among other items, Outcome Period start and end dates and information relating to the Cap and Buffer), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing shares of the Fund, please visit the website.

●	Subsequent Outcome Periods. Following the initial Outcome Period, a subsequent Outcome Period will commence (the “second Outcome Period”). The Fund will not terminate after the conclusion of any Outcome Period. Each subsequent Outcome Period will be a two-year period. The second Outcome Period will begin on [___] and end two years later on [___]. After the end of each Outcome Period, the Fund will change its name to reflect the new Outcome Period.

Although the Fund seeks to achieve the Outcomes consistent with its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. You may lose money by investing in the Fund.

KraneShares Trust

i

KraneShares KWEB Defined Protection 100 ETF Through January 2026

Investment Objective

The Fund seeks to provide investors with returns that match the price return of the KraneShares CSI China Internet ETF (“Underlying ETF”) up to [___]% of increases in the secondary market price of the Underlying ETF’s shares (prior to taking into account management and other fees and expenses) (“Cap”) while providing a Buffer against 100% of decreases in the secondary market price of the Underlying ETF’s shares (prior to taking into account management and other fees and expenses) (“Buffer”), over the period from [___], 202[ ] to [___], 202[ ] (the “initial Outcome Period”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[___]%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Acquired Fund Fees and Expenses***	0.69%
Total Annual Fund Operating Expenses	[___]%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**	Based on estimated amounts for the current fiscal year.
***	Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares of other investment companies (such as exchange-traded funds). They are not direct operating expenses paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). In addition, “Acquired Fund Fees and Expenses” will not be reflected in the Fund’s Financial Statements in its shareholder report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$[97]	$[303]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations prior to the date of this prospectus, it does not have portfolio turnover information for the prior fiscal year to report.

1

Principal Investment Strategies

The Fund’s strategy is designed to provide investors with the opportunity over a limited period of time (the “Outcome Period”) to benefit up to a certain extent (the “Cap”) from increases in the Underlying ETF’s share price with only a portion of the risk (the “Buffer”) otherwise attendant to investing in the asset class represented by the Underlying ETF, which is China Internet Companies.

The Cap seeks to provide shareholders with up to approximately [__]% (before fees and expenses) of increases in the secondary market price of Underlying ETF shares during the Outcome Period. Given fees and expenses charged to shareholders, including the Fund’s management fee, the Cap is expected to provide shareholders with up to approximately [__]% of increases in the secondary market price of Underlying ETF shares during the Outcome Period. This Cap represents the maximum percentage return of Fund NAV an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Fund NAV will not appreciate beyond the Cap and Fund shareholders may underperform the Underlying ETF.

The Buffer seeks to protect shareholders that hold shares for the entire Outcome Period from declines in the Fund’s net asset value (“NAV”) by providing a buffer against approximately 100% of decreases in the secondary market price of Underlying ETF shares, as measured from the share price of the Underlying ETF at the start of the Outcome Period to the conclusion of the Outcome Period. There is no guarantee that the Fund will be successful in providing the Buffer.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the KraneShares CSI China Internet ETF (the “Underlying ETF”) and FLexible EXchange® Options (“FLEX options”) that reference the Underlying ETF. The Underlying ETF is an exchange-traded fund advised by Krane Funds Advisors, LLC (“Krane” or the “Adviser”) that seeks to track the CSI Overseas China Internet Index (the “Index”). The Index is designed to measure the equity market performance of China Internet Companies listed outside of mainland China, as determined by China Securities Index Co., Ltd. (“Index Provider”). The reference asset for all of the Fund’s FLEX options is the Underlying ETF. More information about the Underlying ETF and its Index is included at the end of this section.

There is no guarantee that investors in the Fund will experience the sought-after outcomes based on the Cap and Buffer (“Outcomes”) over the Outcome Period:

China Internet Companies: Investable publicly traded “China-based companies” whose primary business or businesses are in the Internet and Internet-related sectors (“China Internet Companies”), and are listed outside of mainland China, as determined by China Securities Index Co., Ltd.

Outcome Period:

The period of [____], 202[ ] through [___], 202[ ] is referred to as the initial Outcome Period. The Buffer and the Cap are based on the performance of the secondary market share price of the Underlying ETF during the initial Outcome Period (as measured by the secondary market price of Underlying ETF shares from the beginning of the Outcome Period to the end of the Outcome Period).

Options Contract:

An agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation.

●	The Fund’s strategy is designed to produce the Outcomes based upon the performance of the secondary market share price of the Underlying ETF (its “price return”) from the first day of the Outcome Period to the last day of the Outcome Period. The Outcomes may only be realized by investors who continuously hold shares from the beginning of the Outcome Period until the end of the Outcome Period. Investors that purchase shares after the Outcome Period has begun or sell shares prior to the Outcome Period’s conclusion may experience investment returns very different from those that the Fund seeks to provide.

●	When establishing the Outcome Periods the Fund cannot anticipate any corporate actions that may affect the share price of the Underlying ETF, such as distributions by the Underlying ETF, and that may cause the strike price of the FLEX options held by the Fund to be adjusted by the OCC. An adjustment of the strike price of the FLEX options held by the Fund by the OCC may adversely impact the Outcomes.

2

Although the Fund’s investment adviser, Krane, generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, the rate of such increase or decrease is expected to be less than that experienced by the Underlying ETF. This is because the Fund’s NAV is based upon the value of its portfolio, which is composed principally of the Underlying ETF and FLEX options; and while the price return of the Underlying ETF’s shares is a significant component of the value of the Fund’s FLEX options, the time remaining until those FLEX options expire also affects their value. As a result, the Fund’s NAV is not expected to increase or decrease at the same rate as the Underlying ETF’s share price.

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

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VERY NEGATIVE
NEGATIVE
POSITIVE (UNCAPPED)
POSITIVE (CAPPED)
Positive KWEB Returns Above 0%
Cap Level
0%
0%
0%
-25%
-50%
-100%
-100%
Targeted 100% Protection*
KraneShares CSI China Internet ETF
KraneShares KWEB Defined Protection 100 ETF

*	Please note: this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the KraneShares CSI China Internet ETF. There is no guarantee that these outcomes will be achieved over the Outcome Period.

The following table is designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, assuming the hypothetical performance of the Underlying ETF (from -100% to 100%) shown in the first line of the table. The table is provided for illustrative purposes only and does not provide every possible performance scenario for shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or the Underlying ETF. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on the Fund’s shares. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

4

Underlying ETF Performance	(100)%	(50)%	(20)%	(5)%	0%	5%	10%	15%	20%	50%	100%
Fund Performance	0%**	0%**	0%**	0%**	0%	5%	10%	15%	[___]%*	[___]%*	[___]%*

*	The Cap is set on the first day of the Outcome Period and is [___]% prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of [__]% of average daily net assets, any shareholder transaction fees and any extraordinary expenses incurred by the Fund will have the effect of reducing the Cap for Fund shareholders. When the Fund’s management is taken into account, the Cap is [__]%.
**	The Buffer is set on the first day of the Outcome Period and seeks to provide protection against 100% of decreases in the secondary market price of Underlying ETF shares, prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of [__]% of average daily net assets, any shareholder transaction fees and any extraordinary expenses incurred by the Fund will have the effect of reducing the Buffer for Fund shareholders.

Since the Fund invests in the Underlying ETF, to the extent of its investment in the Underlying ETF, the Fund will receive distributions made by the Underlying ETF. But, these distributions paid by the Underlying ETF may cause the OCC to make adjustments to the strike price of the Fund’s options. If this occurs, then such an adjustment can cause changes to the Fund’s Buffer and Cap and may adversely affect the Outcomes. As a result, the Fund may not perform as expected and Fund shareholders could be adversely impacted especially Fund shareholders that purchase shares after the start of the Outcome Period and Fund shareholders who do not hold shares for the entire Outcome Period.

The following hypothetical tables are designed to illustrate the impact of strike price adjustments due to distributions on the Fund’s Buffer and Cap. These tables are provided for illustrative purposes only and does not provide every possible scenario over the course of an Outcome Period. These tables are not intended to predict or project any distributions by the Fund or the Underlying ETF or the performance of the Fund or the Underlying ETF. Fund shareholders should not take this information as an assurance of the expected distributions or performance of the Underlying ETF or the Fund. The tables assume the Underlying ETF’s market price is $30 for each period shown and the Underlying ETF distributes $3 in capital gains to the Fund, which distributes the same amount to Fund shareholders. The tables assume the OCC adjusts the strike price of the Fund’s options as shown due to such distributions. The tables also assumes a shareholder purchases Fund shares on the first day of the Outcome Period and continuously holds Fund shares until the end of the Outcome Period. While these tables assume that the Fund distributes the same amount of distribution received from the Underlying ETF, the Fund may not always distribute the entire amount of the distribution received from the Underlying ETF

Impact on Buffer With Strike Price Adjustment Due to Distributions

Period	Distribution	Adjustment to Strike Price	Distribution as a % of Strike Price	Buffer	Buffer with Distribution Included
First Day	-	-	-	100%	-
End of First Year	$3	Strike Price Reduced by $3	10%	[90]%	[100]%
End of Second Year	$3	Strike Price Reduced by $3	10%	[80]%	[100]%

As shown in the table, the “Buffer” is expected to decrease due to such strike price adjustments, but the “Buffer with the Distribution Included” is expected to approximate the Buffer on the first day if a shareholder includes the distribution they were paid by the Fund in the Buffer amount.

5

Impact on Cap With Strike Price Adjustment Due to Distribution

Period	Distribution	Adjustment to Strike Price	Distribution as a % of Strike Price	Cap	Cap with Distribution Included
First Day	-	-	-	[__]%	-
End of First Year	$3	Strike Price Reduced by $3	10%	[__]%	[__]%
End of Second Year	$3	Strike Price Reduced by $3	10%	[__]%	[__]%

As shown in the table, the “Cap” is expected to decrease due to such strike price adjustments, but the “Cap with the Distribution Included” is expected to approximate the Cap on the first day if a shareholder includes the distribution they were paid by the Fund in the Cap amount.

Use of FLEX Options. The Adviser seeks to achieve the Outcomes by purchasing and selling call FLEX options and purchasing put FLEX options to create layers within the Fund’s portfolio. The Adviser will construct a portfolio principally composed of the Underlying ETF and FLEX options that reference the Underlying ETF and are set to expire on the last day of the Outcome Period. The customizable nature of FLEX options allows the Adviser to select the strike price of each FLEX option. Each of the FLEX options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the FLEX options purchased and sold on the first day of the Outcome Period.

At the commencement of the Outcome Period, the Adviser selects the strike price for each FLEX Option such that when the FLEX options are exercised on the final day of the Outcome Period, the Outcomes may be obtained. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

To achieve the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts.

●    The Fund’s investments in call option contracts seek to provide exposure to the increases in the price of the Underlying ETF, subject to the Cap. The potential investment gains provided by the Fund are subject to the Cap, a maximum investment return level of Fund NAV, which is discussed below. The Fund will not participate in gains that exceed the Cap. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period.

Strike Price:

Generally, the price at which an option holder may exercise the right to purchase or sell the reference asset of an option contract upon expiration of the contract. For the Fund, the strike price will be the secondary market price of Underlying ETF shares at which the Fund may exercise a FLEX option at the end of the Outcome Period.

Call Option Contract:

A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price.

Put Option Contract:

A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy, a specified amount of an underlying security at a pre-determined price.

6

●	Separately, the Fund seeks to provide returns that protect against 100% of the losses of the Underlying ETF over the course of the Outcome Period through its purchased put option contract. Since the Fund seeks to protect against the entirety of Underlying ETF losses over the course of the Outcome Period, the Cap may be lower than the caps imposed by other ETFs that utilize other defined outcome investing strategies with different buffers.

The effect created by the Fund’s FLEX options positions is that, if at the conclusion of the Outcome Period the Underlying ETF’s share price has decreased from the start of the Outcome Period, the Fund seeks to return the amount of its original investment prior to taking into account any fees or expenses charged to shareholders.

The Outcome Period. The Outcomes sought by the Fund are based upon the Fund’s NAV at the start of the Outcome Period. The initial Outcome Period begins on [___], 2023 and ends on [____], 2025. Each FLEX Option’s value is ultimately derived from the price return of the Underlying ETF during that time. As the terms of the FLEX options do not change during each Outcome Period, the Cap and Buffer both will be measured to the Underlying ETF’s market price on the first day of the Outcome Period. A shareholder that purchases shares after the commencement of the Outcome Period will likely have purchased shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and therefore may experience investment outcomes that are very different from those sought by the Fund. Since the FLEX options are exercisable only on the final day of the Outcome Period, a shareholder that sells shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold shares continuously throughout the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the Underlying ETF and FLEX options on the Underlying ETF, the value of which is derived from the performance of the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the price return of the Underlying ETF. The Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. For the same reasons, the impact of the Buffer on the Fund’s NAV, may not be in full effect prior to the end of the Outcome Period. Since the FLEX options do not expire until two years after the start of the Outcome Period, the degree of non-correlation between the price return of the Underlying ETF and the Fund may be higher than if the FLEX options had a shorter term and the Outcomes may not be realized. The Fund seeks to provide the Outcomes only for the entirety of the Outcome Period and investors should not expect the sought-after Outcomes at any point prior to the end of the Outcome Period.

The Buffer on Losses. The Buffer seeks to protect the Fund against 100% of decreases in the secondary market price of Underlying ETF shares for the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Fund seeks to produce the Outcomes for the Outcome Period upon the expiration of its FLEX options investments on the last day of the Outcome Period. Therefore, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period. If an investor purchases shares at a time during an Outcome Period when the Underlying ETF has already increased in value, then the investor may experience losses prior to gaining the protection sought by the Buffer until the Underlying ETF has experienced losses that return its secondary market price to its level at the start of the Outcome Period. Similarly, if an investor sells shares prior to the end of the Outcome Period, the Buffer that the Fund seeks to provide may not be available. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. In addition, any changes in the Fund’s FLEX options due to material corporate actions, including material distributions, could reduce the Buffer during an Outcome Period.

7

The Cap on Upside Returns. Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return of Fund NAV an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are expected to approximate the performance of the Underlying ETF’s share price, in the event that the gains of the Underlying ETF exceed the Cap for the Outcome Period, the Fund will not appreciate beyond the Cap and Fund shareholders will underperform the Underlying ETF. The Cap is determined on the first day of the Outcome Period and is [___]% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of [___]% of the Fund’s average daily net assets is taken into account, the Cap is [___]%. The Cap will be further reduced by any shareholder transaction fees, and any extraordinary expenses incurred by the Fund. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders. In addition, any changes in the Fund’s FLEX options due to material corporate actions, including material distributions, could have the effect of reducing the Cap for an Outcome Period.

The Cap is a result of the design of the Fund’s principal investment strategy. In order to provide the sought-after Buffer, the Fund purchases a series of FLEX options. As the purchaser of these FLEX options, the Fund is obligated to pay a premium to the seller of those FLEX options. However, the strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX options. On the first day of the Outcome Period when the Fund enters into its other FLEX options positions, the portfolio managers will calculate the amount of premiums that the Fund will owe in order to provide the Buffer and will then go into the market and sell a FLEX option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold FLEX option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and call options on the underlying FLEX options.

The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund.

Subsequent Outcome Periods. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of an Outcome Period. Rather, at the end of each Outcome Period, a subsequent Outcome Period will begin. At the end of the initial Outcome Period, the subsequent Outcome Period will be a two-year period running from [____], 202[ ] through [___], 202[ ].

At the end of each Outcome Period, the Fund will receive the cash value of all the FLEX options it held for the prior Outcome Period. It will then invest in a new series of FLEX options with an expiration date of approximately two years in the future, and a new Outcome Period will begin. Since the Cap for any Outcome Period is based upon prevailing market conditions at the beginning of an Outcome Period, the Cap will rise or fall from one Outcome Period to the next.

Investors who hold shares of the Fund at the end of an Outcome Period will receive two notices of the commencement of the subsequent Outcome Period. Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement alerting existing shareholders that an Outcome Period is ending. The supplement will disclose [the new name of the Fund, which will be revised to reflect the dates of the next Outcome Period, and] the anticipated ranges for the Cap for the next Outcome Period. After the close of business on the last day of the Outcome Period, the Fund will file another prospectus supplement that discloses the Fund’s final Cap (both gross and net of the management fee) for the next Outcome Period and the change in the Fund’s name to reflect the new Outcome Period.

The Fund is non-diversified.

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Additional Information About the Underlying ETF. The Underlying ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Index, which is designed to measure the equity market performance of China Internet Companies.

●	The Index Provider defines China-based companies as those that: (i) are incorporated in mainland China; (ii) have their headquarters in mainland China; or (iii) derive at least 50% of its revenue from goods produced or sold, or services performed, in mainland China.

●	China Internet Companies include, but are not limited to, companies that develop and market Internet software and/or provide Internet services; manufacture home entertainment software and educational software for home use; provide retail or commercial services primarily through the Internet; and develop and market mobile Internet software and/or provide mobile Internet services.

The Index excludes securities that during the past year had a daily average trading value of less than $3 million or a daily average market cap of less than $2 billion. Constituents of the Index are ranked by free-float market capitalization in U.S. Dollars and then weighted so that no constituent exceeds 10% at each rebalance with the top five constituents capped at 40%.

The following China-related securities may be included in the Index:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Qualified Foreign Investor (“QFI”) license may also be acquired to invest directly in China A-Shares.

●	China B-Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H-Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N-Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

As of May 31, 2023, the Index was comprised of 32 securities of companies with a market capitalization range of approximately $0.9 million to $380.9 billion and an average market capitalization of approximately $34.2 billion. The Index is rebalanced and reconstituted semi-annually.

The Underlying ETF is non-diversified. To the extent the Index is concentrated in a particular industry, the Underlying ETF is expected to be concentrated in that industry. As of May 31, 2023, issuers in the Communication Services sector (42.6%) and Consumer Discretionary sector (37.6%) represented significant portions of the Index.

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Although the Underlying ETF reserves the right to replicate (or hold all constituents of) the Index, the Underlying ETF expects to use representative sampling to track the Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Index. In addition, the Underlying ETF may invest up to 20% of its assets in instruments that are not included in the Index, but that Krane believes will help the Underlying ETF track the Index. The Underlying ETF’s prospectus and other reports are available on the SEC’s website, www.sec.gov. The Underlying ETF is traded on the NYSE Arca, Inc. under the ticker symbol KWEB.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund (either directly or through its exposure to the Underlying ETF) is subject to a number of additional principal risks that may affect the Fund’s performance, net asset value (“NAV”) and trading price, including (for purposes of these risks references to the Fund include, as appropriate, references to the Underlying ETF):

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against 100% of Underlying ETF losses if the Underlying ETF’s share price decreases over the duration of the Outcome Period. If an investor purchases shares after the beginning of the Outcome Period or sells shares prior to the end of the Outcome Period, the Buffer that the Fund seeks to provide may not be available. If the Outcome Period has begun and the Underlying ETF has increased in value and an investor purchases shares at this time, the Buffer will not protect that investor in any decreases in the value of the Underlying ETF to the extent of such appreciation. Accordingly, such investor will not receive the protection that the Fund seeks to provide until the Fund experiences losses that return it to its value at the commencement of the Outcome Period. If the FLEX options (and therefore the Buffer) do not perform as expected, an investor may experience significant losses on its investment, including the loss of its entire investment.

Capped Upside Return Risk. The Fund seeks to provide returns that are subject to the Cap and there is no guarantee that the Fund will be successful in its attempt to provide such returns. In the event that the gains of the Underlying ETF exceed the Cap for the Outcome Period, the Fund will not appreciate beyond the Cap and will underperform the Underlying ETF. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period. If an investor purchases shares of the Fund after the beginning of the Outcome Period, there may be little or no ability for that investor to experience an investment gain on their shares if the Fund shares have appreciated close to the Cap but such investor is exposed to potential losses between that share price and the Fund’s NAV at the commencement of the Outcome Period. Because the FLEX options are expected to produce returns that match the price return of the Underlying ETF (subject to the Cap) on the last day of the Outcome Period, if an investor sells shares prior to that day such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF and may sell at a point where the Fund has underperformed the Underlying ETF.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

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FLEX Options Risk. The Fund will utilize FLEX options issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Additionally, FLEX options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX options, the Fund may have difficulty closing out certain FLEX options positions at desired times and prices. In connection with the creation and redemption of shares, to the extent market participants are not willing or able to enter into FLEX option transactions with the Fund at prices that reflect the market price of the shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX option positions and certain FLEX option positions may expire worthless. The FLEX options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX options expire.

Subject to determination by the Securities Committee of the OCC, adjustments may be made to the Fund’s FLEX options for certain events (collectively, “Corporate Actions”) specified in the OCC’s bylaws and rules such as: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest. If the OCC’s Securities Committee determines that a Corporate Action warrants an adjustment to the strike price of the Fund’s FLEX options than the Fund’s Buffer and Cap will be adjusted accordingly and will mean that the Fund’s Buffer and Cap will differ from amount set at the beginning of the Outcome Period.

Clearing Member Default Risk. Transactions in some types of derivatives, including FLEX options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing

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member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

The OCC acts as guarantor and central counterparty with respect to the FLEX options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Outcome Period Risk. The Fund seeks to deliver returns that match those of the Underlying ETF’s share price if shares are held by an investor from the beginning of the Outcome Period and continuously held until the end of the Outcome Period. In the event an investor purchases shares after the beginning of the Outcome Period or sells shares prior to end of the Outcome Period, the returns realized by the investor will not match those that the Fund seeks to provide. Unlike other ETFs that utilize defined outcome investing strategies, the Fund utilizes an Outcome Period that is two years long. This extended period may exacerbate these risks.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return of Fund NAV imposed by the Cap. In the event an investor purchases shares after the beginning of the Outcome Period or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. In order to finance the downside protection offered by the Buffer, the Fund enters into a sold call FLEX option contract which limits its upside potential. Since the Buffer seeks to protect against the entirety of Underlying ETF losses over the course of the Outcome Period, the Cap may be lower than the caps imposed by other ETFs that utilize defined outcome investing strategies with different buffers, on a relative basis. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period. Finally, the Fund’s Cap is dependent upon market conditions at the commencement of the new Outcome Period. In certain market conditions, the Fund’s Cap may provide relatively low upside potential, which may cause the Fund to further underperform the Underlying ETF over the course of an Outcome Period.

Cap Change Risk. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Correlation Risk. The FLEX options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, prior to the expiration date, the value of the FLEX options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the FLEX options held by the Fund do not expire until two years after the commencement of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX options and the value of the Underlying ETF will be higher when compared to FLEX options with shorter terms.

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China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries and may demonstrate significantly higher volatility from time to time in comparison to developed markets. China may be subject to considerable degrees of economic, political and social instability. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. In addition, the Chinese economy is export-driven and highly reliant on trading with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The RMB is not freely convertible, but rather is subject to approval of PRC authorities. Although Chinese authorities have indicated an intent to move to a freely convertible RMB, there is no assurance that repatriation restrictions will not continue. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. Worsening trade relations may also result in market volatility and volatility in the price of Fund’s shares.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

The tax laws and regulations in China are somewhat unclear and are subject to change, possibly with retroactive effect. The interpretation, application and enforcement of such laws and regulations by the applicable authorities may vary over time and from region to region, and could have an adverse effect on the Fund and its shareholders, particularly in relation to tax imposed upon foreign investors’ capital gains. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFI and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

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Custody Risk. In accordance with Chinese regulations and the terms of a QFI license and insofar as Krane acquires a QFI, A-Shares will be held in the joint names of the Fund and Krane. Thus, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government. China may change its policies regarding Hong Kong at any time. Any such change may adversely affect market conditions and the performance of Chinese and Hong Kong issuers and, thus, the value of securities in the Fund’s portfolio.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

Chinese Equity Markets. The use of B-shares, H-shares, N-Shares, Red-Chips, P-Chips, S-Chips by Chinese companies to obtain listings are subject to the political and economic policies in China and the markets on which they are listed. Further, the markets on which these shares are listed may behave very differently from the mainland Chinese markets, and there may be little to no correlation between the performance of the two.

Special Risk Considerations of Investing in China. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these contractual arrangements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided

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for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value. While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest.

Internet Companies Risk. Investments in Internet companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to determine what qualifies as an Internet company.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations, political or economic instability, less complete financial information about the issuers, the possible imposition of withholding or confiscatory taxes, the possible seizure or nationalization of foreign holdings, and the possible establishment of exchange controls or freezes on the convertibility of currency. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Additionally, foreign issuers may be subject to different accounting, auditing, recordkeeping, and financial reporting requirements. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. If the Fund holds positions in such suspended securities, the Fund may be adversely impacted. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash. All of these factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to approximately the same degree as the Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance.

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Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Index, the Fund is currently subject to the principal risks described below.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, and product cycles. They are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, for food and beverage companies, government regulations may affect the permissibility of using various food additives and production methods, which could affect company profitability. In particular, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Food and beverage companies risk further loss of market share and revenue due to contamination and resulting product recalls. Also, the success of food, beverage, household and personal products may be strongly affected by fads, marketing campaigns, changes in commodity prices and other factors affecting supply and demand.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

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International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

New Fund Risk. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

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Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets and negative sentiment, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies (“RIC”), the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

The federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (“Code”). The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the issuer of the FLEX options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

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Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, it will not enjoy the protections of the U.S. law.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since the Fund’s inception.

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Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of [       ] shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Investor Suitability Considerations

You should only consider this investment if:		You should not consider this investment if:
●	you fully understand the risks inherent in an investment in shares;	●	you do not fully understand the risks inherent in an investment in shares;
●	you desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period;	●	you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period;
●	you are willing to hold shares for the duration of the two-year Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;	●	you are unwilling to hold shares for the duration of the two-year Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
●	you seek an investment that seeks to provide protection relative to the Fund’s market price on the first day of the Outcome Period against 100% of Underlying ETF losses for an investment held only for the duration of the entire Outcome Period;	●	you do not seek an investment that seeks to provide protection relative to the Fund’s market price on the first day of the Outcome Period against losses of the Underlying ETF only for an investment held for the duration of an Outcome Period;

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●	you understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;	●	you do not understand that that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
●	you understand that the Buffer sought by the Fund is provided prior to taking into account annual Fund management fees, shareholder transaction fees and any extraordinary expenses incurred by the Fund, and that such fees and expenses will have the effect of lowering the Buffer;	●	you seek the protection of a full Buffer, even after taking into account annual Fund management fees, shareholder transaction fees and any extraordinary expenses;
●	you fully understand that investments made when the Fund has appreciated in value versus the original NAV at the commencement of the Outcome Period have the potential for losses before the Buffer is in effect;	●	you do not fully understand that investments made when the Fund has appreciated in value versus the original NAV at the commencement of the Outcome Period have the potential for losses before the Buffer is in effect;
●	you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;	●	you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
●	you are willing to forgo any gains in excess of the Cap;	●	you are unwilling to forgo any gains in excess of the Cap;
●	you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees and any extraordinary expenses incurred by the Fund;	●	you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees and any extraordinary expenses incurred by the Fund;
●	you understand that the Buffer and Cap may be reduced by any changes in the Fund’s FLEX options due to corporate actions, such as special dividends;	●	you do not understand that the Buffer and Cap may be reduced by any changes in the Fund’s FLEX options due to corporate actions, such as special dividends;
●	you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer sought by the Fund; and	●	you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer sought by the Fund; and
●	you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.	●	you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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Additional Information About the Fund

Each of the policies described in this Prospectus, including the Fund’s investment objective, which are described in further detail in the Statement of Additional Information, is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Fund are set forth in the SAI.

Additional Information about the Fund’s Principal Investment Strategies

The Fund’s principal investment strategy seeks to produce the Outcomes based upon the performance of the Underlying ETF. If the Underlying ETF’s share price decreases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold shares for the entire Outcome Period from Fund NAV losses by seeking to provide a Buffer against the entirety of Underlying ETF losses. If the Underlying ETF’s share price increases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold shares for the entire Outcome Period with an increase in value that approximately matches the increase experienced by the Underlying ETF, subject to the Cap. Both the Cap and the Buffer are provided prior to taking into account annual Fund management fee equal to [___]% of the Fund’s daily net assets, transaction fees and any extraordinary expenses incurred by the Fund and any changes in the Fund’s FLEX options due to corporate actions, such as special dividends. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee that the Fund will achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding shares for the entire Outcome Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors. To help decide whether an investment in the Fund is appropriate based upon individual circumstances, please see “Investor Suitability Considerations.”

Principal Investment Risks

The following section provides additional information regarding certain of the principal risks of investing in the Fund (either directly or through its exposure to the Underlying ETF). For purposes of these risks, references to the Fund include, as appropriate, references to the Underlying ETF. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves a risk of a total loss. There is no guarantee that the Fund will meet its investment objective.

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against 100% of Underlying ETF losses if the Underlying ETF’s share price decreases over the duration of the Outcome Period. If an investor purchases shares after the beginning of the Outcome Period or sells shares prior to the end of the Outcome Period, the Buffer that the Fund seeks to provide may not be available. If the Outcome Period has begun and the Underlying ETF has increased in value and an investor purchases shares at this time, the Buffer will not protect that investor in any decreases in the value of the Underlying ETF to the extent of such appreciation. Accordingly, such investor will not receive the protection that the Fund seeks to provide until the Fund experiences losses that return it to its value at the commencement of the Outcome Period. Additionally, because the Buffer is provided by operation of the FLEX options, the implementation of the Buffer is subject to counterparty risk. If the FLEX options (and therefore the Buffer) do not perform as expected, an investor may experience significant losses on its investment, including the loss of its entire investment.

Cap Change Risk. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

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Capped Upside Return Risk. The Fund seeks to provide returns that are subject to the Cap and there is no guarantee that the Fund will be successful in its attempt to provide such returns. In the event that the gains of the Underlying ETF exceed the Cap for the Outcome Period, the Fund will not appreciate beyond the Cap and will underperform the Underlying ETF. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period. If an investor purchases shares of the Fund after the beginning of the Outcome Period, there may be little or no ability for that investor to experience an investment gain on their shares if the Fund shares have appreciated close to the Cap but such investor is exposed to potential losses between that share price and the Fund’s NAV at the commencement of the Outcome Period. Because the FLEX options are expected to produce returns that match the price return of the Underlying ETF (subject to the Cap) on the last day of the Outcome Period, if an investor sells shares prior to that day such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF and may sell at a point where the Fund has underperformed the Underlying ETF.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

China Risk – General. The economy of China (“China” or the “PRC”) differs, sometimes unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. For example, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

During the last 30 years, the Chinese government has reformed its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. The Chinese government may also change course and exercise greater central and local government control over Chinese firms.

In certain cases where China has begun a process of privatization of certain entities and industries, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competition environment or changing regulatory and legal standards, or in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The Chinese economy is particularly dependent upon trading with key partners, such as the United States, Japan, South Korea and countries in the European Union. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

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In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China including by limiting the ability of Chinese issuers to list on the U.S. exchanges. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. In addition, the U.S government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies, which may adversely impact the Fund, may mean that the Fund’s Underlying Index may need to adjust its methodology or could increase tracking error for the Fund.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

Inflation Risk. Economic growth in China has historically been accompanied by periods of inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If inflation were to increase, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

Nationalization and Expropriation Risk. Expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. There can be no assurance that the Chinese government will not nationalize or expropriate assets in its territory or over which it otherwise has control. An investment in the Fund involves a risk of a total loss.

Moreover, the Chinese government limits foreign investment in the securities of Chinese issuers entirely. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and the Fund may not be able to achieve its investment objective.

Currency Risk. The government of China has historically maintained strict currency controls in order to achieve economic, trade and political objectives and regularly intervened in the currency market. In this regard, the Chinese government has placed strict regulation on the yuan and Hong Kong dollar and manages the yuan and Hong Kong dollar so that they have historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar.

Since 2005, the exchange rate of the RMB is no longer strictly pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market is allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates may be based on market forces, the exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. Of course, there can be no guarantee that this will continue, or that the yuan or the Hong Kong dollar will move in relation to the U.S. dollar as expected. There can be no assurance that the RMB will not be subject to devaluation. Any devaluation of the RMB is expected to adversely affect the value of the Fund’s investments.

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Available Disclosure About Chinese Issuers Risk. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Such conditions may lead to potential errors in index data, index computation and/or index construction and may limit the ability to oversee the index provider’s due diligence process over index data, which may adversely impact the Fund’s performance and its ability to track the performance of the Index.

There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about issuers in China or an issuer’s operations in China.

Chinese Corporate and Securities Law Risk. The Fund’s rights with respect to its investments in China, if any, generally will not be governed by U.S. law, but rather by Chinese law. China operates under a civil law system. It is based on statutes enacted by various state bodies with authority over economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are relatively recent with published court opinions based on them being limited. Further, court precedent is not binding. Thus, there is uncertainty regarding the implementation of existing law. In addition, laws pertaining to bankruptcy proceedings are generally less developed and may be different than such laws in the United States and lead to unpredictable results.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. In particular, Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Chinese Securities Markets Risk. China’s securities markets, including the debt markets, have a limited operating history and are not as developed as those in the United States. These markets, historically, have had greater volatility than markets in the United States and some other countries, and experienced inefficiency and pricing anomalies. There is relatively less regulation and monitoring of Chinese securities markets and of the activities of investors, brokers and other participants than in the United States, including with respect to insider trading, tender offers, stockholder proxies and disclosure of information. Stock markets in China are in the process of change and further development. This may lead to additional volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

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Political and Economic Risk. The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The majority of productive assets in China are still owned by the PRC government at various levels. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

Although reforms over the last 30 years have generally been regarded as successful, there can be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful or will not otherwise have a negative effect on the Fund. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market of Chinese issuers. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by Chinese issuers. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. China has experienced major health crises and such health crises could exacerbate any of the risks applicable to China.

Special Risk Considerations of Investing in China. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these contractual arrangements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

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While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed offshore entity’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the offshore entity to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.

China Risk – Onshore Investing Risks. Because the Fund may invest in the local China markets directly (also referred to herein as domestic Chinese markets or securities or onshore Chinese markets or securities), it will be subject to the following special risks:

Capital Controls Risk. RMB can be categorized into “CNY” (onshore RMB) traded in the PRC and “CNH” (offshore RMB) traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The Fund may be adversely affected by the exchange rates between CNY and CNH.

CNY is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. The PRC government imposes restrictions on the remittance of RMB out of and into China. In the event a remittance by the Fund is disrupted, the Fund could be adversely affected and, among other matters, may not be able to invest those funds, which may increase the tracking error of the Fund. In addition, any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and such control of currency conversions and movements in the RMB exchange rates may adversely affect the operations and financial results of PRC companies and the Fund. If such control policies change in the future, the Fund may be adversely affected.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by Chinese government authorities and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets into, out of or into the country. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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The Chinese government also heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The PRC government may impose additional or other currency capital controls that could significant harm the Fund.

Custody Risk. The Fund is required by Chinese regulation to have a local custodian in China (“PRC Custodian”) for its investments in domestic, onshore Chinese securities, including A-Shares and mainland Chinese debt (also referred to herein as RMB Bonds). The PRC Custodian maintains the Fund’s investments in China to ensure their compliance with the rules and regulations of the China Securities Regulatory Commission (“CSRC”) and the People’s Bank of China. Such investments, when purchased by Krane or the Fund’s sub-adviser in its capacity as the Fund’s QFI will normally be received in a securities account maintained by the PRC Custodian in the joint names of the Fund and Krane or the sub-adviser, as applicable. The account may not be used for any other purpose than for maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of Krane or the sub-adviser, as applicable, and the Fund, the Fund’s assets may not be as well protected, as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of Krane or the sub-adviser, as applicable, may assert that the securities are owned by Krane or the sub-adviser, as applicable, and not the Fund, and that a court would uphold such an assertion, in which case such creditors could seize assets. Because the Fund’s PRC securities may be in the name of both Krane or the sub-adviser, as applicable, and the Fund, there is also a risk that regulatory actions taken against Krane or the sub-adviser, as applicable, by PRC government authorities may affect the Fund. This is particularly acute in the case of cash deposited with the PRC Custodian because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

QFI. A QFI license may be acquired to invest directly in domestic, onshore Chinese securities. To qualify for a QFI license, an applicant must meet certain requirements on asset management experience, assets under management, and firm capital. In 2020, the PRC government eliminated QFI quotas, meaning that entities registered with the appropriate Chinese regulator will no longer be subject to quotas when investing in PRC securities (but will remain subject to foreign shareholder limits) and simplified the cash repatriation process and QFI application process. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Changes to the PRC rules and regulations may be applied retroactively. Further, no single underlying foreign investor investing through a QFI may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIs may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors.

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China Risk - China Equity Investing Risks.

A-Shares Risk. The ability of the Fund to invest in China A-Shares is dependent, in part, on the availability of A-Shares either through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect, and/or through a QFI license from the Chinese regulator. Thus, the Fund’s investment in A-Shares will be limited by the amount of A-Shares available through the Stock Connect Programs. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government.

Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, and the Shenzhen Stock Exchange commenced trading on July 3, 1991. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock. A-Shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB. A-Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities and may become illiquid. The A-Shares market may behave very differently from other Chinese equity markets, and there may be little to no correlation between them.

Restrictions continue to exist on investments in A-Shares and capital therefore cannot flow freely into the A-Share market, making it possible that, in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares.

Repatriations by QFIs for investors such as registered funds are permitted daily and are not subject to lockup periods. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the Fund’s assets may adversely affect the Fund’s ability to meet redemption requests and/or may cause the Fund to borrow money in order to meet its obligations. These limitations may also prevent a Fund from making certain distributions to shareholders.

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If the Fund is unable to obtain sufficient exposure to the components of its Underlying Index, the Fund could seek exposure to the component securities of the Underlying Index in other ways, such as by investing in depositary receipts of the component securities and Hong Kong listed versions of the component securities. The Fund may also invest in B-Shares issued by the same companies that issue A-Shares that are in the Underlying Index. The A-Shares market may behave very differently from the B-Shares market, and there may be little to no correlation between the performances of the two. The Fund may also use derivatives or invest in ETFs that can obtain comparable exposures. If necessary, the Fund may limit or suspend purchases of Creation Units of the Fund until the Fund determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as component securities, or decide to liquidate the Fund. In circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment objectives or strategies, due to investment restrictions on QFIs licenses, illiquidity of the securities markets, or delay or disruption in execution or settlement of trades.

The Chinese government limits foreign investment in the securities of Chinese issuers entirely. China may also impose higher local tax rates on transactions involving certain companies. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Underlying Index, if applicable. For an index ETF, this may increase the risk of tracking error and the Fund may not be able to achieve its investment objective.

Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFI on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Investors should note that such provision may be excessive or inadequate to meet actual CGT tax liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

It is also unclear how China’s value added tax may apply to the activities of a participant in the Stock Connect Programs or QFI licensee and how such application may be affected by tax treaty provisions. If such a tax is collected, the expense will be passed on and borne by the Fund. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund.

The Fund reserves the right to establish a reserve for any taxes as to which it is uncertain whether they will assessed, although it has not currently done so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. The Fund is responsible for any taxes on its operations or investments, including if they are applied retroactively.

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Disclosure of Interests and Short Swing Profit Rule. The Fund may be subject to regulations promulgated by the CSRC, which currently require the Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, the Fund may be deemed as a “concert party” of other funds managed by Krane, a sub-adviser, if applicable, or their affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered, the Fund would be required to file its report within three days. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may impair the ability of the Fund to achieve its investment objective and undermine the Fund’s performance.

Further, subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may prevent the Fund from reducing its holdings in a PRC company within six months of the last purchase of shares of the company if the Fund’s holding in that company exceeds the threshold prescribed by the relevant exchange on which the PRC company’s shares are listed. The Fund could be subject to these restrictions even though an entity deemed to be an affiliate (and not the Fund) may have triggered the restrictions. Nonetheless, if the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the company. In addition, the Fund could not repurchase securities of the listed company within six months of such sale. Finally, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question.

PRC Broker Risk. Currently, only a limited number of brokers are available to trade A-Shares with the Fund. As a result, Krane or a sub-adviser will have limited flexibility to choose among brokers on behalf of the Fund than is typically the case for investment advisers. If Krane or a sub-adviser is unable to use a particular broker in the PRC, the operation of the Fund may be adversely affected. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of the PRC broker, which may result in higher tracking error or the Fund being traded at a significant premium or discount to its NAV. If a single PRC broker is appointed, the Fund may not necessarily pay the lowest commission available in the market. There is also a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC broker. Krane or a sub-adviser, however, in its selection of PRC brokers will consider such factors as the competitiveness of PRC brokers’ commission rates, size of the relevant orders, and execution standards.

B-Shares Risk. The B-Share market is generally smaller, less liquid and has a smaller issuer base than the A Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. The B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between their performance.

H-Shares Risk. The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”). H-Shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and must meet Hong Kong’s listing and disclosure requirements. H-Shares may be traded by foreigners and can be used to gain exposure to Chinese securities. Because they are traded on the Hong Kong Stock Exchange, H-Shares involve a number of risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include the risk of nationalization or expropriation; greater social, economic and political uncertainty; increased competition from Asia’s low-cost emerging economies; currency exchange rate fluctuations; higher rates of inflation; controls on foreign investment and limitations on repatriation of invested capital; and greater governmental involvement in and control over the economy. Fluctuations in the value of the Hong Kong dollar will affect the Fund’s holdings of H-Shares. The Hong Kong stock market may behave very differently from the domestic Chinese stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the domestic Chinese stock market.

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N-Shares Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ (“N-Shares”). N-Shares are traded in U.S. dollars. N-Shares are issued by companies incorporated anywhere, but many are registered in Bermuda, the Cayman Islands, the British Virgin Islands, or the United States. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China.

P-Chip Risk. The Fund may invest in shares of companies with controlling private Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange (“P-Chips”). These businesses are largely run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H-Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. Private Chinese companies may be more indebted, more susceptible to adverse changes in the economy, subject to asset seizures and nationalization, and negative political or legal developments.

Red Chip Risk. The Fund may invest in shares of companies with controlling Chinese government shareholders that are incorporated outside mainland China, have a majority of their business operations in mainland China, and listed on the Hong Kong Stock Exchange (“Red Chips”). These businesses are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, may also be traded by foreigners and are subject to risks similar to those of H-Shares. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Stock Connect Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. In addition, there is no assurance that the necessary systems required to operate the Stock Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Stock Connect Programs could be disrupted. The Stock Connect Programs are subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future. Each of the foregoing could restrict the Fund from selling its investments, adversely affect the value of its holdings and negatively affect the Fund’s ability to meet shareholder redemptions.

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Investments in China A-Shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to risk of default by the broker. Because of the way in which A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchange becomes insolvent. Given that all trades through the Stock Connect Programs must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Concentration Risk. Because the Fund’s assets are expected to be concentrated in an industry or group of industries, to the extent that the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Communication Services Sector Risk. The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Telecommunication service providers are often required to obtain licenses or franchises in order to provide services in a given location. Licensing or franchise rights are limited, which may result in an advantage to certain participants. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Companies in media and entertainment industries can be significantly affected by competition, particularly in formulating new products and services using new technologies, and the cyclicality of revenues and earnings. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information or disruptions in services, which would have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers’ disposable income increases. This sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Correlation Risk. The FLEX options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, prior to the expiration date, the value of the FLEX options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the FLEX options held by the Fund do not expire until two years after the commencement of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX options and the value of the Underlying ETF will be higher when compared to FLEX options with shorter terms.

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Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Any gain or loss attributable to fluctuations in exchange rates between the time the Fund accrues income or gain and the time the Fund converts such income or gain from a foreign currency to the dollar is generally treated as ordinary income or loss. Therefore, if the value of a foreign currency increases relative to the U.S. dollar between the accrual of income and the time at which the Fund converts the foreign currency to U.S. dollars, the Fund will recognize ordinary income upon conversion. In such circumstances, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance. The Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.

The use of foreign currency exchange transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency. Delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing foreign securities could leave the Fund with uninvested cash, may adversely affect the Fund’s performance, since any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, and cause the Fund to incur cash drag. Delays in converting or transferring foreign currencies to U.S. dollars could also inhibit the Fund’s ability to meet redemptions or make distributions.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts. Investing in depositary receipts entails additional risks associated with foreign investments. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the underlying shares in their primary trading market. “Sponsored” depositary receipts are established jointly by a depositary and the underlying issuer, whereas “unsponsored” depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may also be unregistered and unlisted, and may be purchased in the public markets or restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). If a particular investment in such ADRs becomes illiquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell or may be unable to sell it at all.

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Derivatives Risk. Derivatives are financial instruments, such as swaps, futures, forwards, structured notes and options, whose values are based on the value of one or more reference assets, such as a security, asset, currency, interest rate or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the reference asset(s). Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is centrally cleared, it will be subject to the rules of the clearing exchange and subject to risks associated with the exchange.

Derivatives can be illiquid and imperfectly correlate with the reference asset(s), resulting in unexpected returns that could materially adversely affect the Fund. Some derivatives can have the potential for unlimited loss. It is possible that developments in the derivatives market, including ongoing or potential government regulation, could adversely affect the Fund’s ability to enter into new derivatives agreements, terminate existing derivative agreements or to realize amounts to be received under such instruments.

FLEX Options Risk. The Fund will utilize FLEX options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Additionally, FLEX options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX options, the Fund may have difficulty closing out certain FLEX options positions at desired times and prices. In connection with the creation and redemption of shares, to the extent market participants are not willing or able to enter into FLEX option transactions with the Fund at prices that reflect the market price of the shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX option positions and certain FLEX option positions may expire worthless. The Fund utilizes European style FLEX option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX options expire.

Subject to determination by the Securities Committee of the OCC, adjustments may be made to the Fund’s FLEX Options for certain events (collectively, “Corporate Actions”) specified in the OCC’s bylaws and rules such as: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest,

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taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest. If the OCC’s Securities Committee determines that a Corporate Action warrants an adjustment to the strike price of the Fund’s FLEX options than the Fund’s Buffer and Cap will be adjusted accordingly and will mean that the Fund’s Buffer and Cap will differ from amount set at the beginning of the Outcome Period.

Forward Currency Contracts Risk. A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery, exposing the Fund to counterparty risk.

Futures Risk. In addition to the above, risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of futures contracts and movements in the value of the reference asset(s) it is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Leveraging Risk. The Fund’s investment in derivative instruments provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value the Fund’s portfolio.

Swaps Risk. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the Fund to renew the expiration period of the relevant swap at agreed upon terms.

Clearing Member Default Risk. Transactions in some types of derivatives, including FLEX options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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The OCC acts as guarantor and central counterparty with respect to the FLEX options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Emerging Markets Risk. Investments in developing or emerging markets issuers involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, in comparison with developed markets, developing and emerging markets may be subject to greater market volatility; greater risk of asset seizures and capital controls; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; greater risk of market shutdown; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. or developed markets. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about emerging market issuers. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Equity Securities Risk. Equity securities are subject to volatile changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities are subject to volatile changes in market value and their values may be more volatile than investments in other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

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Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to Authorized Participants. Unlike most other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities.

Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Fund or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF.

In addition, cash transactions may have to be carried out over several days if the securities market in which the Fund is trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other ETFs.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below (at a discount), at or above (at a premium) their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

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Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread, which increases the cost of purchasing and selling Fund shares, varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

New Fund Risk. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a trading halt.

Foreign Securities Risk. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the difficulty of enforcing obligations in other countries, the possible imposition of withholding or confiscatory taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers, especially issuers in emerging markets, may be subject to less stringent regulation, and to different accounting, auditing, recordkeeping, financial reporting, and investor protection requirements. Investments in foreign securities typically are less liquid than investments in U.S. securities. The value of foreign securities may change materially when the U.S. markets are not open for trading.

Income from securities of non-U.S. issuers, including gains on the sale of such securities, may be subject to foreign taxes, which would be the responsibility of the Fund. Even if the Fund qualifies to pass these taxes through to shareholders, the ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Foreign markets may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. This could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time, or cause the Fund to face delays or difficulties in meeting shareholder redemptions.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds positions in such suspended securities, the Fund may be adversely impacted.

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From time to time, certain of the issuers of securities purchased by the Fund may operate in, or have dealings with, countries that may become subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation and value if it is identified as such a company. Any Fund investment in such companies will be indirectly subject to those risks.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to approximately the same degree as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified funds.

Internet Companies Risk. Investments in Internet companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to determine what qualifies as an Internet company.

Investments in Investment Companies Risk. The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, closed-end investment companies and foreign investment companies, including those that are advised, sponsored or otherwise serviced by Krane, a sub-adviser (as applicable), or their affiliates, to gain exposure to particular investments or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying investment company’s expenses. An investor in the Fund may receive taxable gains as a result of an underlying fund’s portfolio transactions in addition to the taxable gains attributable to the Fund’s transactions in shares of the underlying fund. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the 1940 Act. In addition, to the extent the Fund invests in other investment companies, including ETFs, sponsored, advised or otherwise serviced by Krane, a sub-adviser (as applicable), or their affiliates, they may be subject to conflicts of interest in allocating Fund assets, particularly if they are paid an advisory fee both by the Fund and the fund in which the Fund invests.

IPO Risk. Securities offered in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

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Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may reduce the potential returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. This is especially true given the limited number of market participants in certain markets in which the Fund may invest. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert such holdings to cash and may make it additionally difficult for the Fund to meet redemptions in a timely fashion.

Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, and may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions. If a number of investments held by the Fund stop trading or become illiquid, such as due to an exchange’s limit up, limit down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on Krane’s or the sub-adviser’s, as applicable, success or failure to implement investment strategies for the Fund. Krane’s or the sub-adviser’s, as applicable, evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. Market fluctuations could be caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between the U.S. and other countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the world’s export industry and a commensurately negative impact on financial markets. Different types of securities tend to go through cycles of outperformance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Therefore, the Fund is susceptible to the risk that certain holdings may be difficult or impossible to sell at a favorable time or price.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. The Federal Reserve and other domestic and foreign government agencies may attempt to stabilize the global economy. These actions may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent that the Fund experiences high redemptions because of these actions, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund’s performance.

Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or pandemics/epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

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Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Epidemics and/or pandemics have and may further result in, among other things, closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of such epidemics and/or pandemics that may arise in the future, has the potential to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other preexisting political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time and may have material adverse impacts on the Fund.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and may result in the further decline of the value and liquidity of Russian securities, a continued weakening of the ruble and continued exchange closures, and may have other adverse consequences on the Russian economy that could impact the value of Russian investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Operational and Cybersecurity Risk. The Fund, Krane, its service providers and your ability to transact with the Fund may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service provides, to suffer data corruption or lose operational functionality. It is not possible for Krane or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Outcome Period Risk. The Fund seeks to deliver returns that match those of the Underlying ETF’s share price if shares are held by an investor from the beginning of the Outcome Period and continuously held until the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX options on the final day of the Outcome Period. In the event an investor purchases shares after beginning of the Outcome Period or sells shares prior to the end of the Outcome Period, the returns realized by the investor will not match those that the Fund seeks to provide. Unlike other ETFs that utilize defined outcome investing strategies, the Fund utilizes an Outcome Period that is two years long. This extended period may exacerbate these risks.

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Small- and Mid-Capitalization Company Risk. Investing in the securities of small- and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since small- and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, distribution and asset diversification requirements. With respect to the latter, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. If the Fund were to fail to qualify as a regulated investment company (“RIC”), it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect its performance. Because there is limited transparency into state ownership of Chinese issuers, there is a risk of such issuers being deemed to be a single issuer, which could result in the Fund falling out of compliance with the asset diversification requirements.

The federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (“Code”). The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the issuer of the FLEX options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

In order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid Fund-level taxes, the Fund must also satisfy certain distribution requirements. Capital controls and currency controls may affect the Fund’s ability to meet the applicable distribution requirements. If the Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a regulated investment company for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

To the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. The Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

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Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in the securities themselves. For example, swaps in which the Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of these special rules may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. Moreover, the Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for U.S. federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return of Fund NAV imposed by the Cap. Because the value of the Fund’s FLEX options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases shares after the beginning of the Outcome Period or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. In order to finance the downside protection offered by the Buffer, the Fund enters into a sold call FLEX option contract which limits its upside potential. Since the Buffer seeks to protect against the entirety of Underlying ETF losses over the course of the Outcome Period, the Cap may be lower than the caps imposed by other ETFs that utilize defined outcome investing strategies with different buffers, on a relative basis. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period. Finally, the Fund’s Cap is dependent upon market conditions at the commencement of the new Outcome Period. In certain market conditions, the Fund’s Cap may provide relatively low upside potential, which may cause the Fund to further underperform the Underlying ETF over the course of an Outcome Period.

Valuation Risk. Financial information about the Fund’s portfolio holdings may not always be reliable, which may make it difficult to obtain a current price for the investments held by the Fund. Independent market quotations for such investments may not be readily available, such as on days during which a security does not trade or a foreign holiday, and securities may be fair valued or valued by a pricing service at an evaluated price. These valuations are subjective and different funds may assign different fair values to the same investment. Such valuations also may be different from what would be produced if the security had been valued using market quotations. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. Additionally, Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next. Because securities in which the Fund invests may trade on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Management

Investment Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”), which is a UN PRI signatory1, is a registered investment adviser located at 280 Park Avenue, 32nd Floor, New York, NY 10017 and serves as investment adviser of the Fund. Krane has served as the investment adviser of the Fund since its inception.

[1]	UN PRI is an abbreviation for ‘United Nations Principles for Responsible Investment,’ a UN-supported network of investors that works to promote sustainable investment through the incorporation of environmental, social and governance factors into investment decision-making. PRI signatories publicly commit to adopt and implement the network’s six ESG principles, which are voluntary and aspirational, where consistent with their fiduciary duties. Although the Adviser is a UN PRI signatory, the Fund is not an ESG fund.

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Under the Investment Advisory Agreement between the Trust and Krane, Krane is responsible for reviewing, supervising and administering the Fund’s investment program and the general management and administration of the Trust. In this regard, among other things, Krane arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Krane may engage a subadviser to assist it in managing the Fund’s investments, but will be responsible for overseeing any subadvisers. Krane manages the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the Trust. Under the Investment Advisory Agreement, Krane bears all of its own costs associated with providing advisory services to the Fund. In addition, Krane has contractually agreed to pay all operating expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the compensation payable to the Adviser under the investment advisory agreement; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); and (viii) any expenses determined to be extraordinary expenses by the Board. Nevertheless, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Fund.

Under the Investment Advisory Agreement, the Fund pays Krane the fee shown in the table below (in addition to the securities lending compensation Krane receives under the Agreement discussed below), which is calculated daily and paid monthly, at an annual rate based on a percentage of the average daily net assets of the Fund.

KraneShares KWEB Defined Protection 100 ETF Through January 2026	[___]%

The Investment Advisory Agreement has been approved by the Board of Trustees and shareholders of the Fund (in this regard, Krane as the sole initial shareholder of the Fund will approve various matters and agreements, including the Investment Advisory Agreement for the Fund prior to its public offering).

In addition to the above-described services, to the extent the Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for the Fund (the “Agent”), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities; (v) respond to Agent inquiries concerning Agent’s activities; and (vi) such other related duties as Krane deems necessary or appropriate.

Because the Fund had not commenced operations prior to the date of this prospectus, Krane did not receive any advisory fees or fees from securities lending activities from the Fund during the prior fiscal year. A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s first report to Shareholders.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2023, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.11% and 39.42%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue, 32nd Floor, New York, New York 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

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Krane has received “manager of managers” exemptive relief from the SEC that permits Krane, subject to the approval of the Board of Trustees, to appoint a “wholly-owned” or unaffiliated sub-adviser, as defined in the exemptive relief, or to change the terms of a sub-advisory agreement with a “wholly-owned” or unaffiliated sub-adviser without first obtaining shareholder approval. The exemptive order further permits Krane to add or to change a “wholly-owned” or unaffiliated sub-adviser or to change the fees paid to such parties from time to time without the expense and delays associated with obtaining shareholder approval of the change and to disclose sub-advisers’ fees only in the aggregate in its registration statement. Any increase in the aggregate advisory fee paid by any Fund remains subject to shareholder approval. Krane continues to have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change of the Fund’s sub-adviser.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since its inception. He joined the Adviser in 2020 and has over 16 years of experience in the investment management industry. Previously, he was a Vice President in the Institutional ETF Group and a member of the ETF Capital Markets Group at State Street Global Advisors (2010-2019); and an ETF trader at Goldman Sachs & Co (2005-2009). Mr. Maund graduated with a bachelor’s degree in economics from Wesleyan University.

Jonathan Shelon, Chief Operating Officer at Krane, also serves as a portfolio manager of the Fund and supports Mr. Maund and Krane’s investment team with respect to the Fund. Mr. Shelon has been a portfolio manager of the Fund since the Fund’s inception. Mr. Shelon joined Krane in 2015. Mr. Shelon has spent the majority of his career managing investment portfolios and diverse teams at leading asset management organizations. Prior to joining Krane, he was the Chief Investment Officer of a 40-person global Specialized Strategies Team at J.P. Morgan with $40 billion AUM. Prior to joining J.P. Morgan, Mr. Shelon spent ten years as a portfolio manager at Fidelity Investments where he was responsible for the investment performance, process and evolution of their target-date strategies for retirement savings, college savings and income generation.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Fund shares is available in the SAI.

Other Service Providers

SEI Investments Global Funds Services (“Administrator”) serves as administrator for the Fund. The Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund, and makes available the office space, equipment, personnel and facilities required to provide such services.

SEI Investments Distribution Co. (“Distributor”), an affiliate of the Administrator, serves as the Fund’s distributor. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Fund.

Brown Brothers Harriman & Co. (“BBH”) serves as custodian and transfer agent for the Fund. BBH maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services.

Shareholder Information

Calculating NAV

The Fund calculates its NAV by:

●	Taking the current market value of its total assets

●	Subtracting any liabilities and withholdings (if any)

●	Dividing that amount by the total number of shares owned by the shareholders

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The Fund normally calculates NAV as of the regularly scheduled close of normal trading on each day that the NYSE is scheduled to be open for business (a “Business Day”) (normally, 4:00 p.m., Eastern time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e. exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time.

The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent.

Exchange-traded options, except as discussed below for FLEX options, are valued at the closing price in the market in which they are principally traded. If no closing price is available, exchange-traded options are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent.

FLEX (short for flexible) options are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX options occurs, the trade price will be used to value such FLEX options in lieu of the model price.

Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent.

On certain days, the settlement price for futures may not be available at the time the Fund calculates its NAV. On such days, the best available price (which is typically the last trade price) may be used to value futures.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

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Investments for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Adviser’s valuation policies and procedures approved by the Board. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which the Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Adviser typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur.

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an Authorized Participant Agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”), may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

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The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.

For more information on how to buy and sell shares of the Fund, call 1.855.857.2638 or visit www.kraneshares.com.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at www.kraneshares.com. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

Portfolio Holdings Information

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through the website. A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The holdings of the Fund can be found on the Fund’s website at www.kraneshares.com.

Active Investors and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive relief, including that such investment companies enter into an agreement with the Fund. However, since the Fund does not currently intend to limit its investments in other investment companies as required by Section 12(d)(1), other registered investment companies generally will not be able to invest in the Fund in reliance on the exemptive relief. This policy is subject to change.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Krane, any Fund sub-adviser or an affiliate of either may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Under the Plan, if a Service Provider provides distribution services, the Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees. The Board of Trustees currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board of Trustees. Because any distribution fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

Householding Policy

To reduce expenses, we mail only one copy of the prospectus or summary prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive individual copies of these documents, please call the Trust at 1.855.857.2638 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request. Investors who hold their shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.

Dividends and Distributions

The Fund plans to pays out dividends to shareholders annually. The Fund distributes its net capital gains, if any, to shareholders annually. The Fund may make distributions on a more or less frequent basis. The Fund reserves the right to declare special distributions, including if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under Subchapter M of the Code, to avoid imposition of income or excise taxes on undistributed income.

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Additional Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

The Fund will, at least annually, distribute substantially all of its net investment taxable income and net capital gains.

The income dividends you receive from the Fund (which include the Fund’s short-term capital gains) will be taxed as either ordinary income or qualified dividend income. For non-corporate shareholders, dividends that are reported as qualified dividend income are generally taxable at reduced maximum tax rates to the extent that the Fund receives qualified dividend income and subject to certain limitations and holding period requirements.

Distributions of the Fund’s short-term capital gains are generally taxable as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable at reduced maximum tax rates.

If the Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of distributions you receive from the Fund.

Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year. Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat the Fund’s dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax adviser.

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Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, then the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid by the Fund as paid by its shareholders. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income received with respect to the shares (including Fund dividends and distributions, and any gain on the sale of shares), until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Tax Status of Share Transactions

Any capital gain or loss upon a sale of the Fund’s shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as a short-term gain or loss if held for one year or less. Any capital loss on the sale of the Fund’s shares held for six months or less is treated as a long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Back-Up Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates (currently 24%) and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. The withholding tax will also not apply to properly designated interest-related dividends and short-term capital gain dividends. You also may potentially be subject to U.S. federal estate taxes.

A 30% withholding tax will generally be imposed on dividends paid by the Fund to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS, or the tax authorities in their home jurisdictions, information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Proposed regulations (which are effective while pending) eliminate the application of the Foreign Account Tax Compliance Act (“FATCA”) withholding tax to capital gain dividends and redemption proceeds that was scheduled to take effect in 2019.

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State Tax Considerations

In addition to federal taxes, distributions by the Fund and ownership of the Fund’s shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in the Fund’s shares.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Index Provider Disclaimers

China Securities Index Co., Ltd. (“CSI”), a leading index provider in China, is a joint venture between the Shanghai Stock Exchange and the Shenzhen Stock Exchange that specializes in the creation of indices and index-related services. CSI is not affiliated with the Trust, Krane, the Trust’s administrator, custodian, transfer agent or Distributor, or any of their respective affiliates. Krane has entered into a license agreement with CSI to use the relevant Index and CSI marks, and sublicenses such rights to the Fund at no charge. Krane uses the marks for the purpose of promoting and marketing the Fund.

The Fund is neither sponsored nor promoted, distributed or in any other manner supported by CSI. The Index is compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Index. However, neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyrights in the Index values and constituent lists vest in CSI. Neither the publication of the Index by CSI nor the granting of a license of rights relating to the Index or to the Index Trademark for the utilization in connection with the Fund, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness of an investment in the Fund.

Additional Disclaimers

Krane and Trust Disclaimer

Neither Krane nor the Trust guarantees the accuracy or the completeness of any Underlying Index or any data included therein and neither shall have any liability for any errors, omissions or interruptions therein. Krane and the Fund further make no representation or warranty, express or implied, to the owners of shares of the Fund or any members of the public as to results to be obtained by the Funds from the use of any Underlying Index, as to any data included therein, or as to the advisability of investing in securities generally or in the Funds particularly. Krane expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or Fund. Without limiting any of the foregoing, in no event shall Krane have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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NYSE Arca, Inc. Disclaimer

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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Financial Highlights

No financial highlights are available for the Fund because the Fund had not commenced operations prior to the end of the prior fiscal year.

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Additional Information

Additional and more detailed information about the Fund is included in the SAI dated [____], 202[   ]. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 1.855.857.2638, visiting www.kraneshares.com, or writing the Trust at 280 Park Avenue, 32nd Floor, New York, NY 10017. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s fiscal year end is March 31.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund, Krane or the sub-adviser, as applicable. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Trust’s Investment Company Act file number is 811-22698.

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KraneShares Trust

STATEMENT OF ADDITIONAL INFORMATION

[_______], 202[__]

KraneShares KWEB Defined Protection 100 ETF Through January 2026 - (___)

Shares of the Fund are or will be traded on the NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) relates to the above listed fund (the “Fund”), a series of the KraneShares Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the current prospectus for the Fund, dated [______], 202[__], as it may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus, this SAI, and/or the most recent annual and semi-annual reports to shareholders may be obtained, without charge, by calling 1.855.857.2638, visiting www.kraneshares.com, or writing to the Trust at 280 Park Ave, 32nd Floor, New York, New York 10017.

i

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on February 3, 2012 and is permitted to offer multiple, separate series (i.e., funds). As of the date of this SAI, the Trust offers [41] separate funds, including the Fund and other funds not offered in this SAI. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a non-diversified series of the Trust. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). All payments received by the Trust for shares of any fund belong to that fund. Each fund will have its own assets and liabilities. Shares of the Fund will only be issued against full payment, as further described in the Prospectus and this Statement of Additional Information.

Krane Funds Advisors, LLC (“Krane” or the “Adviser”) serves as the investment adviser to the Fund and is responsible for continuously reviewing, supervising and administering the Fund’s investment program. SEI Investments Distribution Co. serves as the distributor (the “Distributor”) of the shares of the Fund.

Exchange-Traded Fund (“ETF”) Operations

The Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities (“Basket”), together with a specified cash payment, or, in certain circumstances, for an all cash payment. Unlike mutual funds, Shares are not individually redeemable.

Certain employees of the Adviser are responsible for interacting with market participants that transact in Baskets for one or more Creation Units. As part of these discussions, these employees may discuss with a market participant the securities the Fund is willing to accept in connection with a purchase (“creation”) of shares, and securities that the Fund will provide on a redemption of shares. The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course.

Shares of the Fund are or will be listed on a national securities exchange, such as NYSE Arca, Inc. (“Exchange”) and trade in the secondary market, where most investors will buy and sell them at market prices that change throughout the day. Such market prices may be lower, higher or equal to NAV. Accordingly, when transacting in the secondary market, investors may pay more than NAV when purchasing shares and receive less than NAV when selling shares. They may also be subject to brokerage commissions and charges.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

The Fund’s principal investment strategies and risks are discussed in its Prospectus. The investment techniques discussed below and in the Prospectus may, consistent with the Fund’s investment objectives and investment limitations, be used by the Fund. The Fund is free to reduce or eliminate its activity with respect to any of the investment techniques discussed below consistent with its fundamental investment policies. There is no assurance that the Fund’s strategies or any other methods of investment will result in the achievement of the Fund’s objective.

Cash and Cash Equivalents

The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Debt Securities

The Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuer promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

The market value of the debt securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund’s NAV. Additional information regarding debt securities is described below.

Credit Ratings. Credit risk is the risk that a borrower or issuer of a debt will be unable or unwilling to repay its obligations under the debt. Certain debt securities may be rated by a credit rating agency. Changes by such agencies in the rating of any debt security and in the ability of an issuer to make payments of interest and principal, or the perception thereof, may affect the value of these investments.

U.S. Credit Ratings. The rating criteria and methodology used by U.S. rating agencies may not be fully transparent and such ratings may not accurately reflect the risk of investing in such instruments.

Chinese Credit Ratings. The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by most of the established international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by international credit rating agencies. The rating criteria and methodology used by Chinese credit ratings agencies also may not be fully transparent and such ratings may not accurately reflect the risk of investing in such instruments.

Duration. Duration is a measure of the expected change in value of a debt security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Pay-In-Kind and Step-Up Coupon Securities. A pay-in-kind security pays no interest in cash to its holder during its life. Similarly, a step-up coupon security is a debt security that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Accordingly, pay-in kind and step-up coupon securities will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current, periodic distribution of interest in cash.

Perpetual Bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may be more sensitive to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate. Perpetual bonds are also subject to credit risk with respect to the issuer. In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond.

Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Corporate Debt Securities. The Fund may invest in corporate debt securities. The selection of such securities will generally not be dependent on independent credit analysis or fundamental analysis performed by Krane or the Fund sub-adviser, if applicable. The Fund may invest in all grades of corporate debt securities including below investment grade as discussed below. See Appendix B for a description of corporate bond ratings. The Fund may also invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade, below investment-grade or unrated and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but is intended to carry relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security does not pay interest or principal when it is due. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

High Yield Securities. High yield securities are commonly referred to as “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater credit risk and potential price volatility and may be less liquid than higher-rated securities. The Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues, including to honor redemptions, and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. High yield securities are regarded as inherently speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions and changes than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Companies that issue high yield bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for high yield bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to high yield bonds because such issues may be subordinated to other creditors of the issuer and because they may be issued by less financially stable entities.

The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition. The lower the rating of a high yield bond, the more speculative its characteristics.

Unrated debt securities may face the same or more severe risks than high yield securities.

U.S. Dollar-Denominated Foreign Debt Securities. Foreign debt securities denominated in U.S. dollars may behave very differently from debt securities issued in local currencies, and there may be little to no correlation between the performance of the two. For example, changes to currency exchange rates may impact issuers of foreign debt securities denominated in U.S. dollars differently than issuers of debt securities issued in local currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. In addition, if the U.S. dollar increases in value against the local currency of a U.S. dollar-denominated debt issue, the issuer may be subject to a greater risk of default on their obligations (i.e., are unable to make scheduled interest or principal payments to investors).

Commercial Paper. The Fund may invest in commercial paper of U.S. or foreign issuers. U.S. commercial paper generally consists of unsecured short-term promissory notes with a fixed maturity of no more than 270 days issued by corporations, generally to finance short-term business needs. Chinese commercial paper that may be purchased by the Fund generally will have no more than one year of remaining maturity. The Fund may purchase commercial paper of any rating or that is unrated. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, which may provide some liquidity.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities. These securities represent interests in pools of mortgage loans. The payments of principal and interest on the underlying loans pass through to investors. Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and often do, repay them sooner. Thus, the security holders may receive prepayments of principal, in addition to the regular interest and principal.

There are three types of interest rate-related risks associated with mortgage-backed securities. The first is interest rate risk. The values of mortgage-backed securities will generally fluctuate inversely with interest rates. The second is prepayment risk. This is the risk that borrowers will repay their mortgages earlier than anticipated. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The third is extension risk. When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security. This makes mortgage-backed securities more sensitive to interest rate changes.

Mortgage-backed securities may also be subject to credit risk. Payment of principal and interest on many mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees but may otherwise be subject to a greater risk of loss.

Other Asset-Backed Securities. The Fund may invest in other forms of asset-backed securities in addition to asset-based commercial paper and mortgage-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, or other forms of receivables. These securities present certain risks in addition to those normally associated with debt securities. For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable. For example, credit card receivables are generally unsecured. The obligors may also be entitled to the protection of a number of state and federal credit laws. Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities. Moreover, a credit support depends upon the financial ability of its issuer to honor the support.

Sovereign and Quasi-Sovereign Debt Obligations. The Fund may invest in sovereign and quasi-sovereign debt obligations. Sovereign debt obligations are issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities, political subdivisions or by a supra-national organization. Investments in sovereign and quasi-sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign or quasi-sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Quasi-sovereign debt typically is not guaranteed by a sovereign entity. During periods of economic uncertainty, the market prices of sovereign and quasi-sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign or quasi-sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, politics, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign and quasi-sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign or quasi-sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign or quasi- sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Debt Securities Issued by the World Bank for Reconstruction and Development (“World Bank”). The Fund may invest in debt securities issued by the World Bank. Debt securities issued by the World Bank may include high quality global bonds backed by member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in “non-core” currencies, including emerging markets and European accession countries, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by federal agencies, such as those securities issued by Fannie Mae, are not guaranteed by the U.S. government. No assurance can be given that the U.S. government will provide financial support to such issuers since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Since 2008, Fannie Mae and Freddie Mac have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. The Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. The mortgage-backed security purchase programs ended in 2010. An FHFA stress test suggested that in a “severely adverse scenario” significant additional Treasury support might be required. No assurance can be given that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that Fannie Mae and Freddie Mac increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae or Freddie Mac on or after April 1, 2012 and before January 1, 2022. Nevertheless, discussions among policymakers have continued as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae has reported that there is “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, how long we will be in conservatorship, what form we will have and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated, and whether we will continue to exist following conservatorship.” Freddie Mac faces similar uncertainty about its future role. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is currently considering several pieces of legislation that would reform U.S. government sponsored enterprises, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are typically sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

Foreign Securities

The Fund may invest in non-U.S. securities and instruments, or in instruments that provide exposure to such securities and instruments. These instruments may include debt or equity securities. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks (including restrictions on the transfers of securities). With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries.

Non-U.S. markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. markets generally have been growing, such markets usually have substantially less volume than U.S. markets. Therefore, the Fund’s investments in non-U.S. securities may be less liquid and subject to more rapid and erratic price movements than comparable securities trading in the U.S. For example, non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. Foreign exchanges may be open on days when the Fund does not price its shares, thus, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, the Fund may change its creation or redemption procedures without notice in connection with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Units” herein.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, but restrictions on capital flows may be imposed.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.” Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to create and redeem Creation Units, adversely affect the trading market for shares of the Fund, and cause shares of the Fund to trade at prices materially different from NAV. There can be no assurance that a country in which the Fund invests will not impose a form of capital control to the possible detriment of the Fund and its shareholders. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing foreign securities. This may hinder the Fund’s performance, since any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Investing in foreign companies may involve risks not typically associated with investing in companies domiciled in the United States. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments. Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Geographic Focus. Fund that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. To the extent the Fund focuses on a specific region, it will be more exposed to that region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia, can be interdependent and may be adversely affected by the same events. Set forth below for certain markets in which the Fund may invest are brief descriptions of some of the conditions and risks in each such market.

Investments in Emerging Markets Securities. The Fund may invest in markets that are considered to be “emerging.” Investing in securities listed and traded in emerging markets may be subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility, (ii) greater risk of asset seizures and capital controls, (iii) lower trading volume and liquidity, (iv) greater social, political and economic uncertainty, (v) governmental controls on foreign investments and limitations on repatriation of invested capital, (vi) lower disclosure, corporate governance, auditing and financial reporting standards, (vii) fewer protections of property rights, (viii) restrictions on the transfer of securities or currency, and (ix) settlement and trading practices that differ from U.S. markets. Emerging markets are generally less liquid and less efficient than developed securities markets.

Investments in Frontier Market Securities. Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Investments in Asia. Investments in securities of issuers in Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war; in the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.

Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors. Their securities markets are not as developed as those of other countries and, therefore, are subject to additional risks such as trading halts.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Investments in Brazil. Brazil has experienced economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency, leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, fluctuations in commodity prices, significant public health concerns, and associated declines in tourism.

Investments in China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.

Although the majority of productive assets in China are still owned by the Chinese government at various levels, the Chinese government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 20 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has often been accompanied by periods of high inflation in China. The Chinese government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

The Chinese government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of China. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the Chinese government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in China, the portfolio securities of the Fund or the Fund itself. Further, the Chinese government may from time to time adopt corrective measures to control the growth of the Chinese economy, which may also have an adverse impact on the capital growth and performance of the Fund. Political changes, social instability and adverse diplomatic developments in China could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the Fund’s portfolio securities. As the Chinese economy develops, its growth may slow significantly and sometimes unexpectedly. The laws, regulations, including the investment regulations allowing foreigners to invest in Chinese securities, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund.

In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. A downturn in the economies of China’s primary trading partners could also slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments.

On June 3, 2021, the President of the United States issued an amending executive order to an executive order that was issued in November 2020, which established a new sanctions program designed to prohibit U.S. persons from entering into transactions in certain publicly traded securities, as well as derivatives and securities designed to provide investment exposure to such securities, of certain companies specified in the executive order. A number of Chinese issuers have been designated under this program and more could be added. Under current guidance, U.S. investors may purchase interests in an investment fund that does not make any new purchases of designated securities and is “seeking to” divest its holdings of such securities during the applicable divestment period. As a result, the executive order and related guidance may significantly reduce the liquidity of such securities, force the Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by the Fund.

The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, the slowdown in other significant economies of the world, such as the United States, the European Union (“EU”) and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would likely adversely the Fund’s investments.

The regulatory and legal framework for capital markets in China may not be as well developed as those of developed countries. Chinese laws and regulations affecting securities markets are relatively new and evolving, and enforcement of these regulations involve significant uncertainties. No assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations or on the Fund.

The Fund may obtain exposure to companies based or operated in the PRC by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in the PRC, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the Chinese operating company establishes an offshore entity, and the offshore entity enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore entity the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore entity, in turn, are listed and traded on exchanges outside of the PRC and are available to non-Chinese investors such as the Fund. This arrangement allows non-Chinese investors in the offshore entity to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in the PRC, VIEs are not formally recognized under Chinese law. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through an entity whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore entity’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore entity and its investors. Such legal uncertainty may also be exploited against the interests of the offshore entity and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore entity, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore entity. Foreign companies listed on U.S. exchanges, including offshore entities that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other United States regulators. Any of the foregoing risks and events could negatively impact the Fund’s performance.

Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the A Share market than for Chinese equity securities markets generally because the A Share market is subject to greater government restrictions and control, including the risk of nationalization or expropriation of private assets which could result in a total loss of an investment in the Fund.

Repatriations of gains and income on PRC securities may require the approval of China’s State Administration of Foreign Exchange (“SAFE”) and principal invested pursuant to the PRC securities quota may be subject to repatriation restrictions, depending on the license used and the period from remittance of funds into China.

Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai or Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock. A-Shares are traded on the Shanghai and Shenzhen Stock Exchanges in Chinese currency. B-Shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

Foreign investors had historically been unable to participate in the PRC securities market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect, which were replaced by the updated Investment Regulations (i.e., “Measures for the Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC”), which came into effect on September 1, 2006, that provided a legal framework for certain Qualified Foreign Institutional Investors (“QFIIs”) to invest in PRC securities and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. The RMB QFII (“RQFII”) program was instituted in December 2011 and is substantially similar to the QFII program, but provides for greater flexibility in repatriating assets. In 2020, the PRC government eliminated QFII and RQFII quotas, meaning that entities registered with the appropriate Chinese regulator will no longer be subject to quotas when investing in PRC securities (but will remain subject to foreign shareholder limits), and merged the two programs into the Qualified Foreign Investor regime (“QFI”).

In November 2014, the PRC government launched the Shanghai-Hong Kong Stock Connect program, which allows investors with brokerage accounts in Hong Kong to invest in certain A-Shares without a QFI license. A similar stock connect program, the Shenzhen-Hong Kong Stock Connect program, launched in November 2016, and the Shanghai-London Stock Connect Program and the China-Japan Stock Connect both launched in June 2019 (together, the “Stock Connect Programs”).

In February 2016, the People’s Bank of China established a program that permits foreign investors to invest directly in securities traded on the Chinese Interbank Bond Market (“CIBM”), even without a QFI license (“CIBM Program”). If the Fund participates in the CIBM Program, a PRC onshore settlement agent will be appointed for the Fund, which is required by the CIBM Program.

Bond Connect, a mutual market access scheme, commenced trading on July 3, 2017 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. In August 2018, Bond Connect enhanced its settlement system to fully implement real-time delivery-versus-payment settlement of trades, which has resulted in increased adoption of Bond Connect by investors. However, if the Fund participates in Bond Connect, there is a risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, Bond Connect in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling its RMB Bonds.

There is no guarantee that any applicable quota received by Krane to invest in PRC securities will not be modified or revoked in the future. Additionally, given that the PRC securities markets are considered volatile and unstable, the creation and redemption of Creation Units may also be disrupted. A participating dealer may not redeem or create Creation Units of the Fund for securities if it believes PRC securities are not available.

PRC Custodian and Dealer/Settlement Agent.

The Fund is responsible for selecting the PRC Dealer/Settlement Agent to execute certain transactions for the Fund in the PRC markets. Krane can currently only use a limited number of PRC Dealers/Settlement Agents and may use more than one PRC Dealer/Settlement Agent for accessing some securities. Should, for any reason, the Fund’s ability to use a given PRC Dealer/Settlement Agent be affected, this could disrupt the operations of the Fund and affect the ability of the Fund to track the underlying index or cause a premium or a discount to the trading price of the Fund’s shares. The Fund may also incur losses due to the acts or omissions of either the relevant PRC Dealer/Settlement Agent or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, Krane will make arrangements to ensure that the PRC Dealers/Settlement Agents and PRC Custodian have appropriate procedures to properly seek to safe-keep the Fund’s assets.

According to the applicable Chinese regulations and market practice, the securities and cash accounts for the Fund held in the PRC pursuant to a QFI license are to be maintained in the joint names of Krane as the QFI holder and the Fund. Krane may not use the account for any other purpose than for maintaining the Fund’s assets. However, given that the securities trading account will or would be maintained in the joint names of Krane and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of Krane may assert that the securities are owned by Krane or the sub-adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of Krane or the sub-adviser could seize assets of the Fund. Because the QFI license would be in the name of Krane or the sub-adviser and the Fund, there is also a risk that regulatory actions taken against Krane or the sub-adviser by PRC government authorities may affect the Fund.

Investors should note that cash deposited in the cash account of the Fund with the PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to the Fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, the Fund will not have any proprietary rights to the cash deposited in such cash account, and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian. The Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

In the event of any default of either the relevant PRC Dealer/Settlement Agent or the PRC Custodian (directly or through its delegate) in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the Fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the Fund.

Specific Risks of Investing in the A-Shares Market

The Fund may invest in A-Shares through a QFI license from CSRC and an A-Shares quota from SAFE, the Stock Connect Programs, and other investment companies, including other exchange-traded funds (“ETFs”) which may be advised or otherwise serviced by Krane. The Stock Connect Programs are exceptions to Chinese law, which generally restricts foreign investment in A Shares. These programs are novel. Chinese regulators may alter or eliminate these programs at any time.

Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that the Fund invests in A-Shares directly, the Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on QFIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for the Fund’s intended scope of investment.

The regulations which apply to investments by QFIs are relatively new and are unique to PRC investment schemes. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.

If the Fund obtains a QFI license to invest in A-Shares, Krane and/will be required to transfer the entire investment principal into a local sub-custodian account within such time period as specified by SAFE. These limitations may also prevent the Fund from making certain distributions to shareholders.

Repatriations by QFIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments could have an adverse effect on the Fund’s ability to meet redemption requests.

If the Fund invests in A-Shares directly through a QFI license, it would be required to select a PRC sub-custodian for its investments in A-Shares, which is a mainland commercial bank qualified as a custodian for QFIs (“PRC custodian”). Given that the securities in an A-Shares trading account would be maintained in the joint names of Krane and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of such Krane may assert that the securities are owned by Krane and not the Fund, and that a court would uphold such an assertion, in which case creditors of Krane could seize assets of the Fund. There would also be a risk that regulatory actions taken against Krane might affect the Fund.

The Chinese government limits foreign investment in the securities of certain Chinese issuers and prohibits certain investments entirely. For example, currently, no single underlying foreign investor may hold more than 10% of the total outstanding shares in one listed company and all foreign investors may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors. Any restrictions or limitations could have adverse effects on the liquidity and performance of the Fund’s holdings, which would increase the risk of tracking error and, at the worst, result in the Fund not being able to achieve its investment objective.

Regulations adopted by the CSRC and SAFE specify that all A-Shares purchased or sold through a QFI license must be executed through a specified set of brokers per exchange. Should the Fund’s ability to use the relevant PRC broker be affected for any reason, it could disrupt the operations of the Fund, causing a premium or discount in the trading price of the Fund’s shares relative to NAV. The Fund may also incur losses due to the acts or omissions of the PRC broker in the execution of any transaction or the transfer of funds or securities. In addition, limiting transactions to a particular PRC broker may result in higher brokerage commissions paid by the Fund.

If the Fund purchases A-Shares through a QFI license, the Fund, per Chinese regulations, would be required to maintain its securities and cash accounts in the PRC in the joint names of the Fund and the QFI holder. Although the accounts cannot be used for any purpose other than maintaining the Fund’s assets, such assets may not be as well protected as they would be if they were registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the QFI holder may seek to assert ownership in the event of such entity’s bankruptcy or the like. Adverse actions taken against the QFI holder may also adversely impact the accounts.

If the Fund purchases A-Shares through a QFI license, cash deposited in the cash account of the Fund with the PRC custodian would not normally be, in fact, segregated for the benefit of the Fund, but will likely be deemed a general debt of the PRC custodian owing to the Fund as depositor. Such cash accordingly would be commingled with the cash of other clients of the PRC custodian. In the event of such custodian’s bankruptcy or the like, it is unlikely that the Fund would have proprietary rights to the cash it deposited. Instead, the Fund would likely become an unsecured creditor, ranking pari passu with all other unsecured creditors of the custodian. The Fund may face delays in recovering the cash and may be unable to recover it at all.

In addition to investing directly in A-Shares, the Fund may seek exposure to China A-Shares by investing in depositary receipts, H shares or B-Shares on the component securities. The A Shares market may behave very differently from the B-Shares, H-Shares, and N-Shares and there may be little to no correlation between their performance. The Fund may also use derivatives or invest in ETFs that provide comparable exposures. If necessary, the Fund may suspend the sale of shares in Creation Units until it is determined that the requisite exposure to the component securities of the underlying index is obtainable. During the period that creations are suspended, Fund shares may trade at a significant premium or discount to net asset value (the “NAV”). Alternatively, the Fund may change its investment objective and track another index of Chinese-related stocks. In extreme circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on the illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities.

The ability of the Fund to buy and sell A-Shares through the Stock Connect Programs on a particular day may be affected by public holidays of the participating exchanges, which differ.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFI on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future.

When the QFI transfers A-Shares and B-Shares, PRC Stamp Duty is currently imposed on the seller but not on the purchaser, at a rate of 0.1% on the transacted value. In addition, under the current PRC Business Tax (“BT”) Law, which came into effect on January1, 2009, taxpayer would be subject to PRC BT at a rate of 5% in respect of capital gains derived from the trading of A-Shares. However, Caishui [2005] 155 grants BT exemption to QFIs in respect of their gains derived from the trading of PRC securities (including A-Shares). The new BT Law, which came into effect on January 1, 2009, has not changed this exemption treatment at the time of this Prospectus. Dividend income or profit distributions on equity investment derived from China are not included in the taxable scope of BT.

Urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharges (currently at the rate of 3%) and local educational surcharges (currently at the rate of 2%) are imposed based on the business tax liabilities.

The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in the securities themselves. For example, swaps in which the Fund may invest may need to be reset on a regular basis in order to maintain compliance with the Investment Company Act of 1940, as amended (the “1940 Act”), which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of these special rules may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. Moreover, the Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Currency, Capital Controls and Currency Conversion Risk. Economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls in China, which may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, and limit the Fund’s ability to pay redemptions, and cause the Fund to decline in value. Although the RMB is not presently freely convertible, there is no assurance that repatriation restrictions will not be (re-)imposed in the future. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose value if the RMB depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. The Fund may also be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing A Shares. This may hinder its performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

China B-Shares. The Fund may invest in shares of companies incorporated in mainland China that are traded in the mainland B-Share markets. B-Shares were originally intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-Shares have been available to domestic individual investors who trade through legal foreign currency accounts. Unlike prices in the A-Share market, the prices of B-Shares are quoted in foreign currencies. The B-Share market commenced operations in April 1991 and was originally opened exclusively for foreign investors. In 2001, the B-Share market opened to Chinese domestic individual investors as well. However, Chinese domestic individual investors must trade with legal foreign currency accounts. The China B-Share market is composed of the Shanghai Stock Exchange (which settles in U.S. dollars) and the Shenzhen Stock Exchange (which settles in Hong Kong dollars). The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The A-Shares market may behave very differently from the B-Shares market, and there may be little to no correlation between the performance of the two.

China H-Shares. The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. H-Shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and must meet Hong Kong’s listing and disclosure requirements. H-Shares may be traded by foreigners and offer a vehicle to foreigners to gain exposure to Chinese securities. Because they are traded on the Hong Kong Stock Exchange, H-Shares involve a number of risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include the risk of nationalization or expropriation; greater social, economic and political uncertainty; increased competition from Asia’s other low-cost emerging economies; currency exchange rate fluctuations; higher rates of inflation; controls on foreign investment and limitations on repatriation of invested capital; and greater governmental involvement in and control over the economy. Fluctuations in the value of the Hong Kong dollar will affect the Fund’s holdings of H-Shares. The Hong Kong stock market may behave very differently from the domestic Chinese stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the domestic Chinese stock market.

China N-Shares. The Fund may invest in shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or Nasdaq. N-Shares are traded in U.S. dollars. N-Shares are issued by companies incorporated anywhere, but many are registered in Bermuda, the Cayman Islands, the British Virgin Islands, or the United States. Because companies issuing N-Shares often have business operations in China, they are subject to certain political and economic risks in China.

P-Chip Companies. The Fund may invest in shares of companies with controlling private Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. These businesses are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H-Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. Private Chinese companies may be more indebted, more susceptible to adverse changes in the economy, subject to asset seizures and nationalization, and negative political or legal developments.

Red Chip Companies. The Fund may invest in shares of companies with controlling Chinese shareholders that are incorporated outside mainland China, have a majority of their business operations in mainland China, and listed on the Hong Kong Stock Exchange. These businesses are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Disclosure of Interests and Short Swing Profit Rule. The Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company. If the reporting requirement is triggered, the Fund will be required to report information which includes, but is not limited to: (a) information about the Fund and the type and extent of its holdings in the company; (b) a statement of the Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of the Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the Fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. The Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the Fund may be deemed as a “concert party” of other funds managed by Krane and/or its affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by the Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may impair the ability of the Fund to achieve its investment objective and undermine the Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulation.

Once the Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine the Fund’s performance as described above. Also, Shanghai Stock Exchange requirements currently require the Fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may prevent the Fund from reducing its holdings in a PRC company within six months of the last purchase of shares of the company if the Fund’s holding in that company exceeds the threshold prescribed by the relevant exchange on which the PRC company’s shares are listed. If the Fund’s holdings are aggregated with other investors deemed as acting as concert parties of the Fund, the Fund will be subject to these restrictions even though it may not have caused or benefited by the activity. If the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the Fund.

Investments in Eastern Europe. Many countries in Eastern Europe are in their infancy and are developing rapidly, but such countries may lack the social, political and economic stability of more developed countries. Emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments, including those relating to Russia. Additionally, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries illiquid or more volatile than investments in more developed countries.

Investments in Germany. Investment in German issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the European Union. These concerns have led to downward pressure on the earnings of certain European issuers, including German financial services companies. Secessionist movements, such as the Catalan movement in Spain, may have an adverse effect on the German economy. The German economy is dependent to a significant extent on the economies of certain key trading partners, including the Netherlands, China, United States, United Kingdom, France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of its key trading partners’ economies may have an adverse impact on the German economy. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between the countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Germany’s export industry and a commensurately negative impact on the Fund. In addition, heavy regulation of labor, energy and product markets in Germany may have an adverse impact on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession.

Investments in Hong Kong. The Fund may invest in securities listed and traded on the Hong Kong Stock Exchange. In addition to the risks of investing in non-U.S. securities, investing in securities listed and traded in Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in the Fund’s underlying index, if any, may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

Investments in Hong Kong are also subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, or is followed by political or economic disruptions, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on the Fund’s performance.

Investments in India. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

The Indian government exercises significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform could have a significant effect on the economy and the Fund’s investments in India. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.

Founders and their families control many Indian companies. Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the U.S. Exchanges have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market prices and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limits on price movements and margin requirements. The relatively small market capitalizations of, and trading values on, the principal stock exchanges may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

Religious, cultural and border disputes persist in India. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the results could destabilize the economy and, consequently, adversely affect the Fund’s investments. Both India and Pakistan have tested nuclear weapons, and the threat of deploying such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Investments in Indonesia. Indonesia is subject to a considerable degree of economic, political and social instability. Indonesia has experienced currency devaluations, substantial rates of inflation, widespread corruption and economic recessions. Indonesia is considered an emerging market, and its securities laws are unsettled. Judicial enforcement of contracts with foreign entities is inconsistent and, as a result of pervasive corruption, subject to the risk that cases will not be judged impartially. Indonesia has a history of political and military unrest and has recently experienced acts of terrorism that have targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy. Additionally, Indonesia has faced violent separatist movements on the islands of Sumatra and Timor, as well as outbreaks of violence amongst religious and ethnic groups. Although the Indonesian government has recently revised policies intended to coerce cultural assimilation of ethnic minorities, a history of discrimination, official persecution, and populist violence continues to heighten the risk of economic disruption in Indonesia due to ethnic tensions. In addition, the Indonesian economy is heavily dependent on trading relationships with certain key trading partners, including China, Japan, Singapore and the United States.

Investment in Japan. The Japanese yen has shown volatility over the past two decades and such volatility could affect returns in the future. The yen may also be affected by currency volatility elsewhere in Asia. Depreciation of the yen, and any other currencies in which the Fund’s securities are denominated, will decrease the value of the Fund’s holdings.

Japan’s growth prospects appear to be dependent on its export capabilities. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan’s economy. Japan has an aging population and, as a result, Japan’s workforce is shrinking. Japan’s economy may suffer if this trend continues.

Investments in Latin America. Latin America, including Brazil and Mexico, has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises and defaults, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. For example, the government of Brazil imposes a tax on foreign investment in Brazilian stocks and bonds, which may affect the value of the Fund’s investments in Brazilian issuers. While some Latin American governments have experienced privatization of state-owned companies and relaxation of trade restrictions, future free-market economic reforms are uncertain, and political unrest could result in significant disruption in securities markets in the region. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation and high unemployment rates. Adverse economic events in one country may have a significant adverse effect on other Latin American countries.

Commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Some markets are in areas that have historically been prone to natural disasters or are economically sensitive to environmental events, and a natural disaster could have a significant adverse impact on the economies in the geographic region.

Many Latin American countries have high levels of debt, which may stifle economic growth, contribute to prolonged periods of recession and adversely impact the Fund’s investments. Most countries have been forced to restructure their loans or risk default on their debt obligations. Interest on debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets.

Investments in Middle East. Many Middle Eastern countries are prone to political turbulence, which may have an adverse impact on the Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted.

In addition, many Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, a Middle Eastern country’s government may own or control many companies, including some of the largest companies in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio.

Certain Middle Eastern markets are in the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern countries typically are fewer in number and less well capitalized than brokers in the United States.

The legal systems in certain Middle Eastern countries also may have an adverse impact on the Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the notion of limited liability is less clear in certain Middle Eastern countries. The Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than its actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain or enforce a legal judgment in a Middle Eastern country. Some Middle Eastern countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. Certain Middle Eastern countries may also limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals.

The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of the Fund. For example, in certain of these countries, the Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.

Substantial limitations may exist in certain Middle Eastern countries with respect to the Fund’s ability to repatriate investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment.

Certain Middle Eastern countries may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely impacted by economic conditions in the countries with which they trade. In addition, certain issuers located in Middle Eastern countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities or defense concerns, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment. Recently, many Middle Eastern countries have experienced political, economic and social unrest as protestors have called for widespread reform. These protests may adversely affect the economies of these Middle Eastern countries.

Investments in Russia. Russia has experienced political and economic turbulence and has endured decades of communist rule under which its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the task of stabilizing and modernizing its economy. Investors in Russia have experienced significant losses due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested. There is no assurance that similar losses will not recur. The current government regime has become increasingly authoritarian, especially in its dealings with successful Russian companies. In this environment, there is always a risk that the government will abandon elements of a market economy and replace them with radically different political and economic policies that would be detrimental to the interests of foreign investors.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, Eastern European markets remain relatively underdeveloped and can be particularly sensitive to political and economic developments; adverse events in Eastern European countries may greatly impact the Russian economy.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. There is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose share registration through fraud or negligence. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause the Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection all pose significant risks, particularly to foreign investors. In addition, there is a risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or punitive taxation, or, in the alternative, a risk that a reformed tax system may result in inconsistent and unpredictable enforcement of the new tax laws. The Russian securities market is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside the stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, little information is available to investors. As a result, it may be difficult to assess the value of an investment in Russian companies. Because of the recent formation of the Russian securities market and the underdeveloped state of the banking and telecommunications systems, securities transactions are subject to significant risks.

In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally.

The United States and the European Union have imposed sanctions on certain Russian individuals and issuers, particularly in response to its invasion of Ukraine in 2022. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations.

For these or other reasons, to the extent permitted by law, the Fund could seek to suspend creations and/or redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.

Investments in South Africa. South Africa’s two-tiered economy, with one rivaling developed countries and the other exhibiting many characteristics of developing countries, is characterized by uneven distribution of wealth and income and high rates of unemployment. This may cause civil and social unrest, which could adversely impact the South African economy. Ethnic and civil conflict could result in the abandonment of many of South Africa’s free market reforms. In addition, South Africa has experienced high rates of human immunodeficiency virus (HIV) and HIV remains a prominent health concern. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. South Africa’s inadequate currency reserves have left its currency vulnerable, at times, to devaluation. South Africa has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in certain newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. Heavy regulation of labor and product markets is pervasive and may stifle South African economic growth or cause prolonged periods of recession. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. Moreover, the South African economy is heavily dependent upon the economies of Europe, Asia (particularly Japan) and the United States. Reduction in spending by these economies on South African products and services or negative changes in any of these economies may cause an adverse impact on the South African economy. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other defense concerns. These situations may cause uncertainty in the South African market and may adversely affect the South African economy.

Investments in South Korea. The South Korean economy is heavily dependent on trading exports and on the economies of other Asian countries, especially China or Southeast Asia, and the United States as key trading partners. Distributions in trade activity, reductions in spending by these economies on South Korean products and services or negative changes in any of these economies may have an adverse impact on the South Korean economy. Furthermore, South Korea’s economy may be impacted by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Finally, South Korea’s economic growth potential has recently been on a decline due to, among other factors, a rapidly aging population and structural problems.

Substantial tensions with North Korea may cause further uncertainty in the political and economic climate of South Korea. North and South Korea each have substantial military capabilities, and historical tensions between the two present the ongoing risk of war. Recent events involving the North Korean military have escalated tensions between North and South Korea. Any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy and any investments in South Korea.

Investments in Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, remains tense and is unlikely to be settled in the near future. China has staged frequent military drills off the coast of Taiwan and relations between China and Taiwan have been hostile at times. This continuing hostility between China and Taiwan may have an adverse impact on the values of the Fund’s investments in China or Taiwan, or make such investments impracticable or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund’s investments in both countries and the region. In addition, certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire Asian region and any adverse events in the Asian markets may have a significant adverse effect on Taiwanese companies.

Taiwan’s growth has been export-driven to a significant degree. As a result, Taiwan is affected by changes in the economies of its main trading partners. If growth in the export sector declines, future growth will be increasingly reliant on domestic demand. Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. Any fluctuations or shortages in the commodity markets could have a negative impact on Taiwan’s economy. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.

Investments in the United Kingdom. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the European Union (“EU”), and to a lesser extent the United States and China. As a result, the economy of the United Kingdom may be impacted by changes to the economic health of EU member counties, the United States and China. In 2016, the United Kingdom voted via referendum to exit the EU, commonly referred to as “Brexit”. On December 31, 2020, the United Kingdom left the European Union. The United Kingdom and the European Union reached a trade agreement on December 31, 2020, which became effective on May 1, 2021 after being ratified by all applicable United Kingdom and European Union governmental bodies. The period following the United Kingdom’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty particularly until the United Kingdom government and European Union member states agree and implement the terms of the United Kingdom’s future relationship with the European Union. Brexit may create additional economic stresses for the United Kingdom, which may include causing a contraction of the United Kingdom economy and price volatility in United Kingdom stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. The Fund may be negatively impacted by changes in law and tax treatment resulting from or following Brexit. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by the Fund. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Currency Transactions

The Fund may enter into spot currency transactions, foreign currency forward and foreign currency futures contracts. Foreign currency forward and foreign currency futures contracts are derivatives and are subject to derivatives risk.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin deposit requirement.

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the “Counterparty”) based on the change in market value or level of a specified currency. In return, the Counterparty agrees to make payment to the first party based on the return of a different specified currency. Non-deliverable forward contracts will usually be done on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that the Fund is contractually obligated to make or receive.

Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose and may lower the Fund’s return. The Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Foreign Exchange Spot Transactions. The Fund may settle trades of holdings denominated in foreign currencies on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market. A foreign exchange spot transaction, also known as FX spot, is an agreement between two parties to buy one currency against selling another currency at an agreed price for settlement on the spot date. The exchange rate at which the transaction is done is called the spot exchange rate. Unlike forward foreign currency exchange contracts and foreign currency futures contracts, which involve trading a particular amount of a currency pair at a predetermined price at some point in the future, the underlying currencies in a spot FX are exchanged following the settlement date.

Equity Securities

The Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and include common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded on exchanges or the OTC market. The Fund may invest in the types of equity securities described in more detail below.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the OTC market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Depositary Receipts. The Fund may invest in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the United States. ADRs are U.S. dollar-denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the United States. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Depositary receipts may be unregistered and unlisted. The Fund’s investments may also include ADRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended. Depositary receipts may become illiquid. If adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Real Estate Investment Trusts

The Fund may invest in the securities of real estate investment trusts (“REITs”). Risks associated with investments in securities of REITs include decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash-flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Code and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund’s fee table.

Privately-Issued Securities

The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act. Privately-issued securities typically may be resold only to “qualified institutional buyers,” in a privately negotiated transaction, to a limited number of purchasers or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

Derivatives

The Fund may use derivative instruments as part of their investment strategies. Generally, derivatives are financial contracts the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, including index futures, options, options on futures contracts, structured notes, and swap contracts.

Because the Fund may enter into (or “open”) certain derivatives contracts with an initial investment that is less than the notional value of the contract, such contracts provide inherent economic leverage equal to the difference between the initial investment requirement (also known as initial margin requirement) and the notional value of the contract. The Fund’s use of derivatives may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company for U.S. federal tax purposes.

The SEC adopted Rule 18f-4 under the 1940 Act, which regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, Rule 18f-4, among other things, requires the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. For funds that qualify as limited derivatives users, Rule 18f-4 requires a fund to have policies and procedures to manage its aggregate derivatives risk.

To the extent the Fund transacts in commodity interests (e.g., futures contracts, swap agreements, non-deliverable forward contracts), it will do so only in accordance with Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”). Krane, on behalf of the Fund, has filed or will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”) with respect to the Fund.

Swap Contracts. The Fund may enter into swap contracts, including interest rate swaps and currency swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies. Swap contracts may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. The Fund may also use swap contracts to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap contracts will tend to shift the Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap contracts may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of the Fund’s investments and its share price.

Futures, Options and Options on Futures Contracts. The Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that the Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date. The Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.

When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the underlying index, if any, if the index underlying the futures contract differs from the underlying index, if any. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Fund as to anticipated trends, which predictions could prove to be incorrect.

The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing options is unlimited.

General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover.

The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Additionally, volatility in the market for equity securities, which can impact a single stock or certain segments of stocks and can happen suddenly, can meaningfully increase the risk of loss associated with options.

FLEX Options. FLexible EXchange® Options (“FLEX Options”) are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

The FLEX Options in which the Fund invests will be options on an exchange-traded fund (“ETF” or “Reference Asset”). As such, the value of the Fund’s FLEX Options will fluctuate with changes in the value of the securities included in, or held by, the Reference Asset, and thus the Reference Asset’s price return. In addition to the value of the Reference Asset, the value of an option contract, in general, will reflect, among other things, the time remaining until its expiration date, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Option contracts that expire unexercised have no value.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Krane are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Fund may buy or sell.

The Fund utilizes FLEX Options that are cash-settled. Cash-settled option contracts give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option contract. Gain or loss depends on changes in the value of the Reference Asset’s price return relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the Reference Asset’s price return and the exercise price of the option contract times a specified multiple (“multiplier”), which determines the total value for each point of such difference.

If the Fund has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the Reference Asset’s price return may subsequently change. If such a change causes the exercised option to fall out of the money, the Fund will be required to pay the difference between the closing value of the Reference Asset’s value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Structured Notes and Securities. The Fund may invest in structured instruments, including, without limitation, participation notes, certificates and warrants and other types of notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index. Structured instruments may be derived from or based on a single security or securities, an index, a commodity, debt issuance or a foreign currency (a “reference”), and their interest rate or principal may be determined by an unrelated indicator. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the value of the structured security at maturity, or in the interest rate of the structured security. Structured securities may entail a greater degree of risk than other types of securities because the Fund bears the risk of the reference in addition to the risk that the counterparty to the structured security will be unable or unwilling to fulfill its obligations under the structured security to the Fund when due. The Fund bears the risk of loss of the amount expected to be received in connection with a structured security in the event of the default or bankruptcy of the counterparty to the structured security. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. Section 12(d)(1)(B) prohibits another investment company from selling its shares to the Fund if, after the sale (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. In addition, the Fund will not purchase a security issued by a closed-end fund if after such purchase the Fund and any other investment companies with the same investment adviser would own more than 10% of the voting shares of the closed-end investment company.

The Fund, however, is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder, if the Fund complies with the adopted framework for fund of funds arrangements under Rule 12d1-4. Pursuant to Rule 12d1-4, the Fund is permitted to exceed the limits of Section 12 of the 1940 Act if the Fund complies with Rule 12d1-4’s conditions, which contain elements from the SEC’s prior exemptive orders permitting fund of funds arrangements, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures.

If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, the Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, foreign investment companies and business development companies (“BDCs”). For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. The Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses.

The main risk of investing in other investment companies is that the Fund will be exposed to the risks of the investments held by the other investment companies. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investment companies may not replicate exactly the performance of their specific index because of transaction costs, and because of the temporary unavailability of certain component securities of the index, or strategy used to track the index.

Krane and a sub-adviser, if applicable, are subject to a conflict of interest in allocating the Fund’s assets to investment companies from which they or their affiliates receive compensation or other benefits.

Borrowing

The Fund may borrow money to the extent permitted by the 1940 Act. Borrowing for investment purposes is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit, which would further increase the cost of borrowing. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Although it has not entered into a credit facility (other than any overdrafts permitted by the Fund’s custodian), the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous, and for temporary or emergency purposes, such as trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a RIC. In this regard, the Fund may enter into a credit facility to borrow money for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a RIC. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

While the Fund does not anticipate doing so, the Fund is authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund’s total assets in connection with any borrowing.

Bank Deposits and Obligations

The Fund may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in the Fund. All investments in deposits and other obligations are subject to credit risk, which is the risk that the Fund may lose its investments in these instruments if, for example, the issuing financial institution collapses and is unable to meet its obligations. This risk is more acute for investments in deposits and other obligations that are not insured by a government or private entity.

Illiquid Securities

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading, and investment specific considerations as set forth in the Fund’s liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices.

If illiquid investments exceed 15% of the Fund’s net assets (including, for example, because of changes in the market value of its investments or because of redemptions), the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken. The Fund may not acquire illiquid investments if, immediately after the acquisition, more than 15% of the Fund’s net assets would be in illiquid investments.

Portfolio Turnover

In general, Krane manages the Fund without regard to restrictions on portfolio turnover. The Fund’s investment strategies may produce high portfolio turnover rates. To the extent the Fund invests in derivative or other instruments with short maturities, the instruments generally will have short-term maturities and, thus, be excluded from the calculation of portfolio turnover. The value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares also is excluded from the calculation of the Fund’s portfolio turnover rate. As a result, the Fund’s reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, produce correspondingly greater expenses for the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of a fund, the higher these transaction costs borne by a fund and its long-term shareholders. Such sales may result in the realization of taxable capital gains (including short-term capital gains, which, when distributed, are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, derivatives and instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include commercial paper, futures contracts and option contracts because they generally have a remaining maturity of less than one-year.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements collateralized by instruments other than U.S. government securities (such as commercial paper and corporate bonds) are subject to special risks as they may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Lending of Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays or trouble in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser, if applicable, are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by the Fund from a securities lending program.

Cyber-Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

INVESTMENT LIMITATIONS

Unless otherwise noted, whenever a fundamental or non-fundamental investment policy or limitation states that a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to the Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Fundamental Policies

The investment limitations below are fundamental policies of the Fund, and cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.	Issue senior securities, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief.

2.	Borrow money, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief.

3.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

4.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry (excluding investment companies) or group of industries, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Fund’s Index concentrates in the securities of a particular industry or group of industries.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts, swaps and other financial instruments or from investing in issuers engaged in the commodities business or securities or other instruments backed by physical commodities).

7.	Lend any security or make any other loan except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.

For purposes on limitation 4 above, while the Fund is actively managed, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in the KraneShares CSI China Internet ETF (the “Underlying ETF”) and FLEX options that reference the Underlying ETF. The Underlying ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Index. The Index for the Underlying ETF is currently the CSI Overseas China Internet Index, which is also the Index for purposes of limitation 4 above.

The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

CONTINUOUS OFFERING

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

MANAGEMENT OF THE TRUST

Board Responsibilities

The Board of Trustees is responsible for overseeing the management and affairs of the Fund and the Trust. The Board considers and approves contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as Krane, a sub-adviser, if applicable, the Distributor and the Administrator (as defined below). The Board oversees the Trust’s service providers and overall risk management. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., Krane is responsible for the oversight of a sub-adviser) and, consequently, for managing the risks associated with that activity.

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operations of the Trust and the Fund. Krane, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board performs its risk management oversight directly and, as to certain matters, through its committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, liquidity risk, valuation risk and operational risk. The Fund’s service providers, including Krane and sub-adviser, as applicable, are responsible for adopting policies, procedures and controls designed to address various risks within their purview. Further, Krane is responsible for overseeing and monitoring the investments and operations of any sub-adviser. The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. In addition to reports from Krane, the Board also receives reports regarding other service providers to the Trust on a periodic or regular basis.

The Board is responsible for overseeing the nature, extent and quality of the Fund services provided to the Fund by Krane and any sub-adviser and receives information from them on a periodic basis. In connection with its consideration of whether to approve and/or renew the advisory agreements with Krane and any sub-adviser, the Board will request information allowing the Board to review such services. The Board also receives reports related to Krane’s and any sub-adviser’s adherence to the Fund’s investment restrictions and compliance with the stated policies of the Fund. In addition, the Board regularly receives information about the Fund’s performance and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any sub-adviser. The report generally seeks to address: the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board normally also receives reports from the Trust’s service providers regarding Fund operations, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on certain areas of risk to the Trust and the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all relevant information about certain risks. Most of the Trust’s investment management and business affairs are carried out by or through Krane and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below are the names, years of birth, position with the Trust, term of office, the principal occupations for a minimum of the last five years, number of portfolios overseen by, and other directorships of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Amended and Restated Declaration of Trust.

The Chairman of the Board, Jonathan Krane, is an interested person of the Trust as defined in the 1940 Act. No single Independent Trustee serves as a lead Independent Trustee. The Board has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations. The Board made this determination in consideration of, among other things, Trustees who are not interested persons of the Trust (i.e., “Independent Trustees”) constitute at least fifty percent (50%) of the Board, the Audit Committee is composed of the Independent Trustees, and the Board oversees only a certain number of funds (and classes of shares).

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer During Past 5 Years
Interested Trustee
Jonathan Krane* (1968) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Gobe Wealth Management, LLC from 2018 to present.	[41]	None
Independent Trustees
Patrick P. Campo (1970) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee, No set term; served since 2017	Managing Director of Ibis Global AM LLC from 2023 to present. From 2019 to 2023, Director of Research, and from 2013 to 2019, Director of Long Short Equity, Titan Advisors.	[41]	None
John Ferguson (1966) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee, No set term; served since 2012

Independent Director of K2 Advisors Offshore Fund Complex from 2022 to present. Chief Compliance Officer of Covey Advisors LLC 2023 to present. Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, LLC from 2005 to 2011.

			[41]	None
Matthew Stroyman (1968) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals).Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	[41]	None

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer During Past 5 Years
Officers
Jonathan Krane (1968) 280 Park Avenue, 32nd Floor, New York, New York 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Gobe Wealth Management, LLC from 2018 to present.	[41]	None
Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue, 32nd Floor, New York, New York 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	[41]	None
Michael Quain (1957) 280 Park Avenue, 32nd Floor, New York, New York 10017	Chief Compliance Officer and Anti-Money Laundering Officer, No Set Term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present.	[41]	None
Eric Olsen (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021).	[41]	None
David Adelman (1964) 280 Park Avenue, 32nd Floor, New York, New York 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021.	[41]	None
Jonathan Shelon (1974) 280 Park Avenue, 32nd Floor, New York, New York 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, Gobe Wealth Management, LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	[41]	None

*	Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in Krane.

Board Standing Committees

The Board has established the following standing committees:

Audit Committee. Messrs. Campo, Ferguson and Stroyman are members of the Trust’s Audit Committee (the “Audit Committee”) and Mr. Ferguson is the Chairman of the Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the review of any significant disputes regarding financial reporting between Trust management and such independent auditors. Under the terms of the Audit Committee charter adopted by the Board, the Audit Committee is authorized to, among other things, (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board of the Trust has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2023, the Audit Committee held four meetings.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust. The function of the QLCC is to receive, review and recommend resolution with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, trustee, employee, or agent of the Trust. The QLCC meets as needed and during the fiscal year ended March 31, 2023, did not meet.

Nominating Committee. Messrs. Campo, Ferguson and Stroyman are members of the Trust’s Nominating Committee and Mr. Stroyman is the Chairman of the Nominating Committee. The principal responsibilities of the Nominating Committee are to (i) identify, select and nominate the appropriate number of candidates for election or appointment as members of the Board and (ii) recommend any appropriate changes to the Board for consideration. The Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees and does not consider nominations for the office of Trustee made by Trust shareholders. During the fiscal year ended March 31, 2023, the Nominating Committee held two meetings.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his business judgment in a manner that serves the best interests of the Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Krane should serve as Trustee because of his knowledge of, and the executive positions he holds, or has held in, the financial services industry. Specifically, Mr. Krane currently serves as Chief Executive Officer of the Adviser and Chief Executive Officer of Gobe Wealth Management, LLC. Mr. Krane contributes expertise and institutional knowledge relating to both the Adviser and the Trust. Prior to founding the Adviser, Mr. Krane also served as Chief Executive Officer of the China division of a multinational company, where he gained valuable experience in managing a business and critical knowledge of business and investment opportunities in China. In addition, he has served on the boards of different corporations and, in doing so, has first-hand knowledge of the fiduciary duties and responsibilities bestowed upon trustees and directors. Mr. Krane’s experience as serving as Chief Executive Officer for multiple businesses in the financial services industry, his familiarity with the “Krane” complex, and his experience in serving on the boards of various companies qualify him to serve as a Trustee of the Trust.

The Board has concluded that Patrick Campo should serve as Trustee because of the experience he has gained working in the investment management industry over many years. In particular, Mr. Campo currently serves as the director of certain investment strategies managed by an investment adviser and contributes to the portfolio construction process for all products offered by that investment adviser. In addition, Mr. Campo previously served as partner and head of research for another investment adviser. The knowledge Mr. Campo has gained over these years working in the investment management industry and his day-to-day work in managing investment advisory firms qualify him to serve as Trustee of the Trust.

The Board has concluded that Mr. Ferguson should serve as Trustee because of the experience he has gained working in the financial services and legal industries over the years. In particular, Mr. Ferguson has extensive experience in managing global investment adviser firms, including the management, creation and success of hedge funds. Prior to that, Mr. Ferguson served as a corporate securities and tax attorney assisting and counseling clients with the organization and creation of both domestic and offshore funds. In addition, Mr. Ferguson has served as an officer for two registered investment companies and, in doing so, has gained experience and knowledge regarding the mutual fund industry. Mr. Ferguson’s experience in the financial services, fund and legal industries and his day-to-day work in managing investment advisory firms, qualify him to serve as a Trustee of the Trust.

The Board has concluded that Mr. Stroyman should serve as Trustee because of the experience he has gained working in the financial services and real estate industries. Working as an investment banker early in his career, Mr. Stroyman developed a strong base of knowledge regarding corporate finance, structuring, public and private securities, and company valuations. Through his work in the real estate industry and relationships with large investment management firms, Mr. Stroyman has gained an understanding of sophisticated financial products. He has advised institutional clients including pension funds, endowments and other qualified investors in asset management, risk assessment, and repositioning and disposition of underperforming assets. The knowledge Mr. Stroyman has gained over the years working in the financial services and real estate industries and his value and understanding of fiduciary duties and responsibilities qualify him to serve as Trustee of the Trust.

As of March 31, 2023, none of the Independent Trustees or members of their immediate family, beneficially owned or owned of record securities representing interests in Krane, any sub-adviser or distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes an Independent Trustee’s spouse, children residing in the same household and dependents of the Independent Trustee.

Fund Shares Owned by Board Members

The Fund is new and, therefore, as of the date of this SAI, none of the Trustees beneficially owned shares of the Fund.

As of December 31, 2022, the Trustees beneficially owned the following amounts of shares of other series of the Trust:

Trustee	Funds	Aggregate Dollar Range of Beneficial Ownership of Funds
Patrick Campo	None	None
John Ferguson	KraneShares Electric Vehicles and Future Mobility Index ETF	$10,001-$50,000
	KraneShares MSCI All China Health Care Index ETF	$10,001-$50,000
	KraneShares CSI China Internet ETF	$50,001-$100,000
	Quadratic Interest Rate Volatility and Inflation Hedge ETF	$50,001-$100,000
Jonathan Krane	KraneShares Bosera MSCI China A 50 Connect Index ETF	$10,001-$50,000
	KraneShares CSI China Internet ETF	$1-$10,000
	KraneShares MSCI Emerging Markets Ex China Index ETF	$1-$10,000
	KraneShares MSCI All China Index ETF	$1-$10,000
	KraneShares Emerging Markets Healthcare Index ETF	$1-$10,000
	KraneShares Electric Vehicles and Future Mobility Index ETF	$1-$10,000
	KraneShares Asia Pacific High Income Bond ETF	$1-$10,000
	KraneShares Emerging Markets Consumer Technology Index ETF	$1-$10,000
	KraneShares CICC China Leaders 100 Index ETF	$1-$10,000
	KraneShares Global Carbon Strategy ETF	$10,001-$50,000
	KraneShares SSE Star Market 50 Index ETF	$1-$10,000
	KraneShares China Internet and Covered Call Strategy ETF	$10,001-$50,000
Matthew Stroyman	KraneShares CSI China Internet ETF	$1-$10,000
	KraneShares California Carbon Allowance Strategy ETF	$1-$10,000

“Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”).

Board Compensation

Trustees who are “interested persons” of Krane are not compensated by the Trust for their service as a Trustee. For the fiscal year ended March 31, 2023: (a) Mr. Campo received aggregate compensation from the Trust in the amount of $90,000; (b) Mr. Ferguson received aggregate compensation from the Trust in the amount of $100,000; and (c) Mr. Stroyman received aggregate compensation from the Trust in the amount of $100,000. None of the Trustees accrued or received any retirement or pension benefits.

For the fiscal year ending March 31, 2024, it is expected that the Trustees will receive compensation from the Trust in the amount of $90,000 per year and the Chairmen of the Audit Committee and Nominating Committee will each receive an additional $10,000. The Fund bears a proportionate share of Trustee compensation and expenses based on its relative net assets.

INVESTMENT ADVISER

Krane Funds Advisors, LLC (“Krane” or “Adviser”) serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust and Krane (the “Investment Advisory Agreement”). Krane is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Krane’s offices are located at 280 Park Ave, 32nd Floor, New York, New York 10017.

Under the Investment Advisory Agreement, Krane is responsible for reviewing, supervising and administering the Fund’s investment program and the general management and administration of the Trust. Krane may engage a subadviser to assist it in managing the Fund’s investments, but will be responsible for overseeing any subadvisers. Krane arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Krane manages the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the Trust. Under the Investment Advisory Agreement, Krane bears all of its own costs associated with providing advisory services to the Fund. As part of the Investment Advisory Agreement, Krane has contractually agreed to pay all expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the compensation payable to the Adviser under the Investment Advisory Agreement; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); and (viii) any expenses determined to be extraordinary expenses by the Board. Nevertheless, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Fund.

Under the Investment Advisory Agreement, the Fund pays Krane the fee shown in the table below, which is calculated daily and paid monthly, at an annual rate based on a percentage of the average daily net assets of the Fund. In addition, under the Investment Advisory Agreement, the Fund pays Krane 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect of securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) as compensation for the services provided by Krane in connection with any securities lending-related activities.

KraneShares KWEB Defined Protection 100 ETF Through January 2026	[ ]%

To the extent the Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for the Fund (the “Agent”), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending, (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate. In addition, Krane may provide additional securities lending-related services as requested by the Trustees from time to time.

Under the Investment Advisory Agreement, while the fees and expenses related to the Fund’s securities lending-related activities reduce the revenues and income of the Fund from such activities, they are not fees and expenses for which Krane is responsible.

Because the Fund had not commenced operations as of the date of this SAI, Krane did not receive any advisory fees or fees from securities lending activities from the Fund during the prior three fiscal years.

The Investment Advisory Agreement with respect to the Fund will continue in effect for two years from its initial effective date, and thereafter is subject to annual approval by (i) the Board of Trustees of the Trust or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund. If the shareholders of the Fund fail to approve the Investment Advisory Agreement, Krane may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to the Fund is terminable without any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by Krane, in each case on not less than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange or in such other circumstances where the Fund waives such notice period. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2023, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.11% and 39.42%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue, 32nd Floor, New York, New York 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

Krane has received “manager of managers” exemptive relief from the SEC that permits Krane, subject to the approval of the Board of Trustees, to appoint a “wholly-owned” or unaffiliated sub-adviser, as defined in the exemptive relief, or to change the terms of a sub-advisory agreement with a “wholly-owned” or unaffiliated sub-adviser without first obtaining shareholder approval. The exemptive order further permits Krane to add or to change a “wholly-owned” or unaffiliated sub-adviser or to change the fees paid to such parties from time to time without the expense and delays associated with obtaining shareholder approval of the change and to disclose sub-advisers’ fees only in the aggregate in its registration statement. Any increase in the aggregate advisory fee paid by any Fund remains subject to shareholder approval. Krane continues to have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change of the Fund sub-adviser.

[PORTFOLIO MANAGERS

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. The Fund has not yet commenced operations as of the date of this SAI. Therefore, the portfolio managers did not beneficially own any shares of the Fund as of that date.

Other Accounts. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Krane’s Portfolio Managers
Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
James Maund *	24	$7,576.2	6	$435.2	NA	NA
Jonathan Shelon*	24	$7,576.2	6	$435.2	6	$0.047

*	The information provided is as of March 31, 2023. None of the accounts paid advisory fees based on the performance of the accounts.]

Portfolio Manager Compensation

The portfolio managers receive a fixed base salary and incentive awards based on the profitability of Krane and the satisfaction of the account objectives.

Description of Material Conflicts of Interest

A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the similar investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge of the size, timing and possible market impact of the Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts, including personal trading, and to the disadvantage of the Fund. However, Krane has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Krane monitors and limits personal trading in accordance with its Code of Ethics, as described below.

CODES OF ETHICS

The Trust and Krane have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Codes of Ethics, access persons are permitted to engage in personal securities transactions (including investments in securities that may be purchased and held by the Fund), but are required to report their personal securities transactions for monitoring purposes. Each Code of Ethics is on file with the SEC and is available to the public.

PROXY VOTING POLICY

The Trust has adopted the proxy voting policies of Krane, a summary of which is set forth in the appendix to this SAI. The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file Form N-PX with the SEC no later than August 31 of each year. The Form N-PX is available, or will be available, at no charge upon request by calling 1.855.857.2638. The Fund’s Form N-PX is also available or will be available, on the SEC’s website at www.sec.gov.

ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”) serves as administrator for the Fund. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. The principal address of the Administrator is One Freedom Valley Drive, Oaks, Pennsylvania 19456. Under an Amended and Restated Administration Agreement with the Trust dated July 9, 2014, as amended (the “Administration Agreement”), the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services.

For its services under the Administration Agreement, the Administrator is entitled to a fee, based on assets under management, subject to a minimum fee. The Administrator may be reimbursed by the Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that Krane will pay certain operating expenses of the Trust, including the fees due to the Administrator under the Administration Agreement.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH”) serves as custodian and transfer agent for the Trust. The principal address of BBH is 50 Post Office Square, Boston, Massachusetts 02110. Under the Custodian and Transfer Agent Agreement with the Trust dated December 12, 2012, BBH, in its capacity as custodian, maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. BBH is required, upon the order of the Trust, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Trust for the Fund.

Under the Custodian and Transfer Agent Agreement, foreign securities held by the Fund are generally held by sub-custodians in BBH’s sub-custodian network.

BBH further acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust, under the Custodian and Transfer Agent Agreement. The Investment Advisory Agreement provides that Krane will pay certain operating expenses of the Trust, including the fees due to BBH under the Custodian and Transfer Agent Agreement.

SECURITIES LENDING ARRANGEMENTS

BBH serves as the securities lending agent for the Trust. The principal address of BBH is 50 Post Office Square, Boston, Massachusetts 02110. As the securities lending agent, BBH, among other matters, negotiates the specific loan terms for the Fund to loan their securities and receive compensation therefor, arranges for deliveries of securities and collateral under the securities lending program, and effects the investment of cash collateral received in connection with loaned securities, all as specified in the Securities Lending Agency Agreement and within the parameters established under the Trust’s securities lending program. BBH is authorized to lend Fund securities only to such borrowers as have been approved by the Trust.

DISTRIBUTOR AND DISTRIBUTION ARRANGEMENTS

SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, serves as Distributor for the Trust. The principal address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Distributor has entered into an Amended and Restated Distribution Agreement with the Trust dated July 9, 2014, (the “Distribution Agreement”) pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with Krane or any national securities exchange.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by a vote of a majority of the independent Trustees; (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; or (iii) on at least thirty (30) days’ prior written notice to the other party. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers also may be Authorized Participants (as defined below) or DTC Participants (as defined below).

Distribution Plan. The Fund has adopted a Distribution Plan applicable to the Fund’s shares. Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund’s assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur. The plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

No distribution fees are currently charged to the Fund and there are currently no plans to impose these fees. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. In the event that 12b-1 fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”). The Plan may not be amended to increase materially the amount of fees that may be paid by the Fund under the Plan unless such amendment is approved by a 1940 Act majority vote of the outstanding shares and by the Fund’s Trustees in the manner described above. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares.

Intermediary Compensation. Krane and/or its affiliates, out of its own resources and not out of the Fund’s assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”), to the extent permitted by applicable law, for certain activities related to the Fund, including marketing and education support and the sale of the Fund’s shares. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of shares of the Fund.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). Such compensation may also be paid to Intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs. Krane periodically assesses the advisability of continuing to make these payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by Krane and/or its affiliates to an Intermediary may create an incentive for the Intermediary to encourage customers to buy shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund has not yet commenced operations as of the date of this SAI, and, therefore, there were no public shareholders of the Fund as of the date of this SAI. Krane will own the initial shares issued by the Fund and can thus approve any matter requiring shareholder approval.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from the Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act; (ii) if the Fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of the Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

Trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on investors’ negotiated commission rates.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or the value of investors’ individual positions in the Fund.

BOOK ENTRY ONLY SYSTEM

The information below supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC.

The DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the DTC. More specifically, the DTC is owned by a number of its DTC Participants and by the Exchange, and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and the DTC, the DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee, Cede & Co., as the registered holder of all shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for the DTC to perform its functions at a comparable cost.

BROKERAGE TRANSACTIONS

Krane or, if applicable, the Fund sub-adviser assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities.

Although Krane or any sub-adviser strives to obtain the best net price under prevailing circumstances surrounding each trade, the determinative factor is whether a transaction represents the best overall execution for the Fund and not whether the lowest possible transaction cost is obtained. Krane and any sub-adviser consider the full range and quality of a broker-dealer’s servicing in selecting the broker to meet best execution obligations, and may not pay the lowest transaction cost available. Krane or any sub-adviser reviews trading to ensure best execution, operational performance, and reasonable commission rates. Order flow may go through traditional broker-dealers, but may also be executed on an Electronic Communication Network, Alternative Trading System or other execution system.

Where multiple broker-dealers are available to execute portfolio transactions, in selecting the brokers or dealers for any transaction in portfolio securities, Krane or any sub-adviser’s policy is to make such selection based on factors deemed relevant, which may include the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid or spreads is evaluated by Krane or any sub-adviser generally based upon its knowledge of available information as to the general level of commissions paid or spreads by other institutional investors for comparable services. Brokers or dealers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. Krane or any sub-adviser may also consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

When one or more broker-dealers is believed capable of providing the best combination of price and execution, a broker-dealer need not be selected based solely on the lowest commission rate available for a particular transaction. In such cases, Krane may pay a higher commission than otherwise obtainable from other brokers in return for brokerage research services provided to Krane consistent with Section 28(e) of the 1934 Act. Section 28(e) provides that Krane may cause the Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged as long as Krane or the sub-adviser makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent Krane obtains brokerage and research services that it otherwise would acquire at its own expense, Krane may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The types of products and services that Krane may obtain from broker-dealers through such arrangements may include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Krane may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to Krane are not reduced as a result of the receipt of brokerage and research services.

In some cases, Krane may receive a product or service from a broker that has both a “research” and a “non-research” use. When this occurs, Krane or the sub-adviser will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while Krane will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, Krane faces a potential conflict of interest, but Krane or the sub-adviser believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. An affiliated broker-dealer will receive compensation from the Fund in connection with the Fund’s portfolio investment transactions conducted through them. This arrangement may present actual or perceived conflicts of interest, but the 1940 Act permits commissions to be paid by a fund to an “affiliated broker or dealer” if such commissions do not exceed the usual and customary broker’s commission. Accordingly, the Fund has adopted compliance policies and procedures to permits such trades so long as, among other matters, the commissions paid to an affiliated broker-dealer are, in the judgment of the Krane or the subadviser (if applicable), reasonable and fair as compared to the commissions charged by other brokers in connection with comparable transactions involving similar securities.

An affiliated broker-dealer may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions by an affiliated broker-dealer, including for other client accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

Brokerage Commissions

Because the Fund had not commenced operations as of the date of this SAI, the Fund did not pay any brokerage commissions during the three prior fiscal years.

Directed Brokerage

Because the Fund had not commenced operations as of the date of this SAI, the Fund did not pay any brokerage commissions pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to Krane during the prior fiscal year.

Affiliated Brokers

Because the Fund had not commenced operations as of the date of this SAI, the Fund did not pay any brokerage commissions to any affiliated brokers during the three prior fiscal years.

Regular Broker-Dealers

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares.

Because the Fund had not commenced operations as of the date of this SAI, the Fund did not own any securities of their “regular broker-dealers” as of that time.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or dealer mark-ups and other transaction costs. The overall reasonableness of brokerage commissions is evaluated by Krane or any sub-adviser based upon their knowledge of available information as to the general level of commissions and spreads paid or incurred by the other institutional investors for comparable services.

Because the Fund had not commenced operations as of the date of this SAI, the Fund does not have portfolio turnover information for the prior fiscal year to report.

CREATION AND REDEMPTION OF CREATION UNITS

Except as otherwise noted below, the following applies to any Fund covered by this SAI:

General

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day”, as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Currently, the number of shares that constitutes a Creation Unit is [        ] shares. In its discretion, the Board reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the Authorized Participant Agreement and any handbook governing the Authorized Participants (collectively, the “AP Agreement”). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, orders placed through an Authorized Participant may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of the Fund through an Authorized Participant or on the secondary market.

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The Basket of securities comprising a Fund Deposit and a Fund Redemption (each, as defined below) may be representative of the Fund’s portfolio holdings; or the Fund may utilize “Custom Baskets” provided that certain conditions are met. A Custom Basket is (i) a Basket that is composed of a non-representative selection of the Fund’s portfolio holdings, (ii) a representative Basket that is different from the initial Basket used in transactions on the same business day, or (iii) a Basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of Baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a Basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether and to what extent to include cash in the Basket; (4) whether the Custom Basket increases the liquidity of the Fund’s portfolio, noting that a Custom Basket may not be accepted which adversely affects the liquidity position of the Fund’s portfolio when other Basket options exist; (5) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading in Fund shares; and (6) with respect to index-based strategies, whether the securities, assets and other positions aid the Fund to track its underlying index. The policies and procedures apply different criteria to different types of Custom Baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Purchases of Creation Units

The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (“Deposit Securities”) or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Basket”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Basket. Together, the Deposit Basket and the Cash Component constitute the “Fund Deposit.”

The Custodian or the Administrator makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the required number of shares of each Deposit Security and Deposit Cash in the Deposit Basket, and the estimated amount of the Cash Component to be included in the current Fund Deposit. Such Fund Deposit will normally be applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. The means by which the Deposit Basket and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

The identity and number of shares of the Deposit Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s underlying index, if applicable.

Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component.

Krane or the sub-adviser, as applicable, on behalf of the Fund, will convert subscriptions that are made in whole or in part in cash, including Deposit Cash, into the relevant foreign currency prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund converts any cash received into foreign investments.

Placement of Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund before the earlier of (a) 3:00 p.m. Eastern Time or (b) two hours before the close of the trading session on the Exchange. Authorized Participants may also submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund generally anytime on a Business Day, except from 4:00 p.m. to 4:15 Eastern Time, but orders submitted on a Business Day before 4:00 p.m. Eastern Time will normally be charged the maximum transaction fees and Authorized Participants are encouraged to submit orders generally between 4:15 p.m. and 5:00 p.m. Eastern Time. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. Custom Orders must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the Distributor’s website, the completion of all required fields, including as set forth in the AP Agreement are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose.

Acceptance of Orders for, and Issuance of, Creation Units

All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a creation order, for any reason, provided that such action is not in contravention of Rule 6c-11. For example, the Fund may reject or revoke acceptance of a creation order including, but not limited to, when (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Fund Deposit is not legally required or would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor and Krane make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Fund, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the purchase order may be rejected.

The Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+2” basis (i.e., two Business Days after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Creation Transaction Fees

A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
KraneShares KWEB Defined Protection 100 ETF Through January 2026	$[____]	2.00%

*	As a percentage of the Creation Unit(s) purchased.

The Adviser may adjust the transactions fees from time to time based on actual experience.

Redemptions of Creation Units

The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of designated securities (“Redemption Securities”) or cash for all or any portion of such securities (“Redemption Cash”) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.”

The Custodian or the Administrator normally makes available through NSCC on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the number of shares of each Redemption Security and Redemption Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Redemption. Such Fund Redemption is applicable, subject to any adjustments as described below, for redemptions of Creation Units of the Fund until such time as the next-announced Fund Redemption is made available. The delivery of Fund shares will be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree.

The identity and number of shares of the Redemption Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Redemption Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s investments and may not be the same as the Deposit Securities.

Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.

Krane or the sub-adviser, as applicable, on behalf of the Fund, will sell investments denominated in foreign currencies and convert such proceeds into U.S. Dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, including Redemption Cash. Those redeeming Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund converts any investments into U.S. Dollars.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, to initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund before the earlier of (a) 3:00 p.m. Eastern Time or (b) two hours before the close of the trading session on the Exchange. Authorized Participants may also submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund generally anytime on a Business Day, except from 4:00 p.m. to 4:15 Eastern Time, but orders submitted on a Business Day before 4:00 p.m. Eastern Time will normally be charged the maximum transaction fees and Authorized Participants are encouraged to submit orders generally between 4:15 p.m. and 5:00 p.m. Eastern Time. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit redemption requests. A redemption request is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order, such as, in the case of redemption orders submitted through the Distributor’s website, the completion of all required fields, and including as set forth in the AP Agreement are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether an order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will notify the Authorized Participant of such rejection, but the Fund, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by the Fund of the Fund Securities, including Redemption Securities and Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected.

To the extent contemplated by the AP Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking may be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 115% of the value of the missing shares, which the Trust may change from time to time. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The AP Agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Fund Securities or Cash Component and the value of the collateral.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Redemption Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Redemption Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Redemption Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash.

In addition, because redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws, the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Redemption Securities or cannot do so without first registering a Fund Security under such laws.

Once the Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Fund typically are settled on a “T+2” basis (i.e., two Business Days after trade date), but may be made up to seven days later, particularly in stressed market conditions. The Fund reserves the right to settle redemption transactions up to 15 days later to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Redemption Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
KraneShares KWEB Defined Protection 100 ETF Through January 2026	$[____]	2.00%

*	As a percentage of the Creation Unit(s) redeemed.

The Adviser may adjust the transactions fees from time to time based on actual experience.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the U.S. Internal Revenue Service may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Postponement of Redemptions

For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances, but in no event longer than fifteen calendar days.

The right of redemption may also be suspended or the date of payment postponed (1) for any period during which the relevant Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the relevant Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a RIC

The Fund has elected or intends to elect to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% of gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a)(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described in (a) above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Taxation of the Fund

If the Fund qualifies as a RIC, the Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If the Fund fails to satisfy the qualifying income test in any taxable year or the diversification requirements for any quarter, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to the Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders substantially all of its taxable income and its net capital gains. Taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Deferral of Late Year Losses

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing the Fund’s distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital Loss Carryovers

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Such capital loss carryover can be used to offset capital gains of the Fund in succeeding taxable years. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Excise Tax

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Preferential long-term capital gain rates apply to individuals at a maximum rate of 20% for individuals with taxable income exceeding certain thresholds. Such preferential rates also apply to qualified dividend income if certain holding period requirements are met. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, which includes China (but not Hong Kong which is treated as a separate jurisdiction), or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by the Fund’s shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

Given the Fund’s investment objective, it is not expected that Fund distributions will be eligible for qualified dividend income treatment or the corporate dividends received deduction on Fund distributions attributable to dividends received.

For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If the Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sale or Exchange of Shares

A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As noted above, for U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund.

Backup Withholding

The Fund (or a financial intermediary, such as a broker, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is currently 24%.

Federal Tax Treatment of Certain Fund Investments

Transactions of the Fund in options, futures contracts, hedging transactions, forward contracts, swap contracts, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by the Fund.

The Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Some debt obligations that are acquired by the Fund may be treated as having original issue discount (“OID”). Generally, the Fund will be required to include OID in taxable income over the term of the debt security, even though payment of the OID is not received until a later time, usually when the debt security matures. If the Fund holds such debt instruments, it may be required to pay out as distributions each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have in the absence of such transactions.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gains on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The covered call options written by the Fund generally will be treated as equity options governed by Section 1234 of the Code, and not as Section 1256 contracts. Pursuant to Section 1234 of the Code, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If an option written by the Fund that is not a Section 1256 contract is cash settled, any resulting gain or loss will be short-term capital gain or loss. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

Although the covered call options written by the Fund will represent offsetting positions with respect to the Fund’s shares in the Underlying Fund, the Fund expects that its options will be “qualified covered call options,” as defined in Code section 1092, that are not subject to the straddle rules. A call option written by the Fund will be a qualified covered call option if the option is to purchase stock held by the taxpayer (or stock acquired by the taxpayer in connection with the granting of the option) but only if: (i) the option is traded on a national securities exchange, (ii) the option is granted more than 30 days before the day on which the option expires, (iii) the option is not a deep-in-the-money option, (iv) the option is not granted by an options dealer (within the meaning of section 1256(g)(8)) in connection with his activity of dealing in options, and (v) gain or loss with respect to such option is not ordinary income or loss. In the case of FLEX Options, regulations impose the following additional requirements to qualify as “qualified covered call options”: (i) the only payments permitted with respect to the option are a single fixed premium paid not later than five business days after the day on which the option is granted, and a single fixed strike price stated as a dollar amount that is payable entirely at (or within five business days of) exercise; (ii) an equity option with standardized terms is outstanding for the underlying equity; and (iii) the underlying security is stock in a single corporation.

Certain Foreign Currency Tax Issues

The Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

The Fund’s forward contracts may qualify as Section 1256 contracts if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If the Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If the Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. The Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 contracts and are entered into by the Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments

Income received by the Fund from sources within foreign countries (including, for example, interest on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If as of the end of the Fund’s taxable year more than 50% of the Fund’s assets consist of foreign securities, the Fund is expected to make an election to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Because a foreign tax credit is only available for foreign taxes paid by the Fund, no such credit may be available for a reduction in the Fund’s net asset value to reflect a reserve (if any) for Chinese withholding taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Passive Foreign Investment Companies

If the Fund purchases shares in a PFIC, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Tax-Exempt Shareholders

Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Non-U.S. Shareholders

In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. If the Fund were to recognize short-term capital gains or U.S.-source portfolio interest, properly reported short-term capital gain dividends and interest-related dividends paid by the Fund would not be subject to such withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend or short-term capital gains dividends and certain other conditions are met.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

A beneficial holder of shares who is a non-U.S. person may be subject to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax will be imposed on dividends paid by the Fund to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement a similar reporting regime will be exempt from this withholding tax if the shareholder and the applicable foreign government comply with the terms of such agreement. A Shareholder subject to such withholding tax will not receive additional amounts from the Fund to compensate for such withholding. Proposed regulations (which are effective while pending) eliminate the application of the FATCA withholding tax to capital gain dividends and redemption proceeds that was scheduled to take effect in 2019.

Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Section 351

The Trust on behalf of the Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single tax year or, for a corporate shareholder, $10 million or more in any single tax year, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

This information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating NAV.”

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for the Fund normally is calculated by the Administrator and determined as of the regularly scheduled close of normal trading on each day that the NYSE is scheduled to be open for business (normally 4:00 p.m., Eastern Time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e., exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time.

The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent.

Exchange-traded options, except as discussed below for FLEX Options, are valued at the closing price in the market in which they are principally traded. If no closing price is available, exchange-traded options are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options are valued based upon prices determined by the applicable independent, third party pricing agent. FLEX Options are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option occurs, the trade price will be used to value such FLEX Options in lieu of the model price.

Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent.

On certain days, the settlement price for futures may not be available at the time the Fund calculates its NAV. On such days, the best available price (which is typically the last trade price) may be used to value futures.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described below). Securities issued by a wholly owned subsidiary of the Fund will be valued at the subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Fund.

Investments for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Adviser’s valuation policies and procedures approved by the Board. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which the Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Value Pricing Committee be called.

With respect to trade-halted securities, the Adviser typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane’s Fair Value Pricing Committee determines otherwise. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from the Fund in Creation Units. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by the Fund. Purchases and sales of shares in the secondary market, which will not involve the Fund, will be subject to customary brokerage commissions and charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute dividends and net realized capital gains, if any, to investors annually. The Fund may make distributions on a more frequent basis. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of the Fund’s portfolio holdings and the use of material non-public information about the Fund’s holdings. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of Krane, any sub-adviser, the Distributor, or any affiliated person of the Fund, Krane, any sub-adviser or the Distributor. The policies and procedures apply to all officers, employees, and agents of the Fund, including Krane and any sub-adviser.

The Fund will disclose on its website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day. This information is generally used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market.

Daily access to non-public information concerning the Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of Krane and other service providers, such as a sub-adviser, the administrator, the custodian and the fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement.

From time to time, non-public information concerning Fund portfolio holdings also may be provided to other entities that provide services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation and redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund’s chief compliance officer, or a compliance manager designated by the chief compliance officer, also may grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event will the Fund, Krane, any sub-adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Trust’s the portfolio holdings policies and procedures by the Fund’s chief compliance officer and the Fund, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with any portfolio holdings policies and procedures, and (3) considering whether to approve or ratify any amendment to any of the portfolio holdings policies and procedures. The Board and the Fund reserve the right to amend the policies and procedures in their sole discretion at any time and from time to time without prior notice to shareholders. For purposes of the policies and procedures, the term “portfolio holdings” means investment positions held by the Fund that are not publicly disclosed.

In addition to the permitted disclosures described above, the Fund must publicly disclose its complete holdings quarterly in SEC filings. These reports will be available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Trust’s policies and procedures.

Voting Rights

Each share of the Fund is entitled to one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. Shareholders of the Fund will vote separately on matters relating solely to the Fund. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, for the purpose of considering removal of a Trustee as provided in Section 16(c) of the 1940 Act, a special meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholder inquiries can be made by contacting the Trust at the number and website address provided under “Shareholder Inquiries” below.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.kraneshares.com or call 1.855.857.2638 or call to obtain information about account statements, procedures, and other related information.

COUNSEL

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[____], the Trust’s independent registered public accounting firm, provides audit and tax services with respect to the Fund.

FINANCIAL STATEMENTS

Once available, the Fund’s financial statements will be incorporated by reference into this SAI.

APPENDIX A – PROXY VOTING POLICY

Form N-1A requires an investment company to describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities. In connection with this requirement, the Trust’s Board has delegated voting of the Fund’s proxies to Krane Funds Advisors, LLC (“Adviser” or “KFA”), subject to the Board’s oversight. The Board has directed that proxies be voted consistent with the Fund and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. Below is a summary of the proxy voting policies and procedures adopted by the Adviser:

Proxy Voting Policies and Procedures Summary

Background

Investment advisers are fiduciaries that owe a duty of care and loyalty to each of their clients with respect to services undertaken on the client’s behalf, including monitoring corporate events and exercising proxy authority. In the context of voting, the specific obligations that flow from the investment adviser’s fiduciary duty depend upon the scope of voting authority assumed by the adviser. To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interest of the client and must not place its own interests ahead of the interest of the client.

Policies and Procedures

Proxy Voting Requirements

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

●	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients, including sufficient ongoing oversight of any third party retained to assist with voting responsibilities;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies for their securities; and

●	Describe the adviser’s proxy voting policies and procedures to clients and furnish them with a copy of such policies and procedures on request.

Paragraph (c)(2) of Rule 204-2 under the Advisers Act imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described under “Recordkeeping” below and in the Maintenance of Books and Records section of this Manual.1

Policy

Each Adviser complies with Rule 206(4)-6 under the Advisers Act and all other applicable laws and regulations to the extent the Adviser votes proxies on behalf of Clients. KFA votes proxies for the securities in the KraneShares Trust, on behalf of each series of the Trust (the “Funds”) for which it has been granted investment authority. KFA has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to track the Funds’ proxy votes, the subsequent action taken by the Funds upon receipt of the vote, and where applicable, the issuer’s management and shareholder recommendations (system name: ProxyEdge). KFA will provide ongoing oversight of Broadridge with respect to the ProxyEdge system which is used to assist in KFA’s proxy voting duties.

Where KFA has responsibility for voting proxies, KFA will take reasonable steps under the circumstances so that proxies are received and voted in the best interest of its Clients, including the Funds, which generally means voting proxies in accordance with this policy. KFA may abstain from voting to the extent that KFA determines that such abstention is in the Client’s best interest (based on a quantitative/qualitative materiality assessment). KFA generally does not vote proxies on behalf of separate account clients (if any). Separate account clients either vote their own proxies or designate an independent third party to vote proxies at the client’s discretion.

[1]	Each Adviser notes that the fiduciary duties described in Section 404(a)(1)(A) and (B) of ERISA require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of a plan’s investment and not subordinate the interests of the plan’s participants and beneficiaries in their retirement income to unrelated objectives. As such, to the extent that the one or both of the Advisers becomes an ERISA fiduciary, they will consider whether a plan’s vote is expected to have an effect on the value of the plan’s investment that warrants the additional cost of voting before making any proxy vote.

Proxy Advisory Firm - General Guidelines and Oversight

Where KFA has proxy voting authority, KFA generally votes in accordance with pre-determined proxy voting guidelines prepared by Glass Lewis & Co. (“GL Guidelines”), where Glass Lewis serves as an independent, unaffiliated third-party proxy advisory service firm.2 KFA believes that utilizing an independent third party’s framework and analysis to support KFA’s assessments of proxy proposals assists KFA in making sure that all proxy voting decisions are made in the best interests of KFA’s Clients and Funds. However, KFA may diverge from the GL Guidelines to the extent that KFA believes it is in the best interest of a Fund or Client account to vote differently. In determining whether to vote in accordance with the GL Guidelines, KFA will take into account all information received with respect to the particular proxy vote, including any information provided by the issuer. KFA will provide ongoing oversight of any proxy advisory firm engaged to ensure the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including but not limited to reviewing (1) the adequacy and quality of the proxy advisory firm’s staffing and personnel; (2) the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that the investment adviser believes would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Conflicts of Interests

KFA has adopted these policies and procedures that are designed to identify conflicts or potential conflicts that could arise between its own interests and those of its Clients, including the Funds. For example, conflicts of interest may arise when:

●	proxy votes where the issuer is an affiliate, or the subject of the proxy measure involved a material economic or business interest of an affiliate;

●	proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with KFA;[3]

●	a proponent of a proxy proposal has a business relationship with KFA; or

●	KFA has business relationships with participants in proxy contests, corporate directors or director candidates.

The Compliance Team and KFA’s Investment Team are responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. KFA will identify any conflicts that exist between its interests and those of a Client by reviewing KFA’s relationship with the issuer of each security to determine if KFA or any of its employees has any financial, business, or personal relationship with the issuer. Any person with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the Investment Team or the Compliance Team and may be required to recuse him or herself from the proxy voting process.

If it is determined that a conflict of interest or potential conflict of interest is material, the CCO will work with appropriate personnel to agree upon a method to resolve such conflict before voting proxies affected by the conflict. It is KFA’s expectation that voting in accordance with the GL Guidelines will, in most cases, adequately address any possible conflicts of interest.

KFA will maintain a record of the resolution of any conflict of interest with respect to proxy voting.

[2]	As of the dated of these policies and procedures, KFA relies on the 2023 Environmental, Social & Governance (ESG) Thematic Voting Policy (“GL ESG Policy Guidelines”). To the extent the GL ESG Policy Guidelines do not provide a specific approach to a ballot, or an ESG rule does not trigger for a particular ballot, the default vote will come from the In-House Glass Lewis Guidelines.
[3]	For this purpose, KFA generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member adviser may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

Special Issues with Voting Foreign Proxies

Although KFA has arrangements with BBH (custodian) and Broadridge to vote foreign proxies, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

●	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and “share blocking” (as described in the following bullet point).

●	To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. KFA may refrain from voting shares of foreign stocks subject to blocking restrictions where, in KFA’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

●	Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.

●	Timeframes between shareholder notification, distribution of proxy materials, bookclosure and the actual meeting date may be too short to allow timely action.

●	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting, if possible.

●	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

●	Lack of a “proxy voting service” by custodians in certain countries, which in certain cases may require KFA to have a power of attorney in place with the local custodian for voting.

●	Lack of proxy statement information (where KFA is limited to what is available on Proxy Ballot and Issuer’s website).

●	Proxy votes for the issuer are suppressed or restricted due to operational constraints, including sanctions.

●	Meetings are informational only and/or have to be attended in person.

Because the cost of voting on a particular proxy proposal, including lengthy operational processing, could exceed the expected benefit to a Fund or Client account, KFA may, after weighing the costs and benefits of voting on proxy proposals relating to foreign securities, make the decision not to vote a proxy proposal. At times, KFA may abstain from voting proxies of companies for the reasons stated above.

Affiliated Entities

For the avoidance of doubt, when required by contract or requested in writing, it is KFA’s policy to generally abstain from voting proxies as they relate to affiliated entities of subadvisors who co-manage the portfolios of the Funds.

Voting Contrary to Guidelines

To the extent a proxy is voted contrary to the GL Guidelines for the reasons stated above (i.e. conflicts of interest, foreign proxies with special issues, affiliated entities), or otherwise (for example, proxy is a “case by case” under which the third-party proxy advisory service firm does not provide a recommendation or due to a sanction or operational restriction), such override must be made in the Client account’s or Fund’s best interest. In such cases, the reason for such decision must be agreed on by both the Compliance Team and the Investment Team and recorded. To the extent the contrary vote is determined during monthly reviews, Krane Compliance will communicate that to the Investment Team, if not previously identified.

Proxy Voting Reporting

Information regarding how KFA voted proxies on behalf of the Funds is available on the SEC’s website at http://sec.gov. Information regarding how KFA voted proxies on behalf of Client accounts is available upon request.

KFA must provide the Funds’ Board with a report that describes any significant issues that arose during the year as they relate to voting proxies, including any votes that were made inconsistent with this policy. Additionally, on at least an annual basis, any changes to this policy with respect to the Funds must be reported to the Board, which shall review and, in its discretion, approve the use of such amended policy.

KFA’s CCO will meet with the Stewardship Committee periodically, but no less frequently than annually, to review compliance with this policy.

Securities Subject to Lending Arrangements

The investment policies of a Fund may permit the Fund to engage in securities lending transactions from time to time. Securities lending will be conducted in accordance with each Fund’s investment policies, policies adopted by the Board, and the terms and conditions of various SEC interpretive positions.

Under the Securities Lending Policy approved by the Board, in the event that KFA determines that a loaned security would otherwise remain on loan on the proxy record date and the matters involved would have a material effect on the applicable Fund’s investment in the loaned securities, KFA will exercise its best efforts to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower of the securities in time to be able to cast such vote or to exercise such consent. This assessment would be based on a quantitative and qualitative materiality assessment conducted by the Compliance Team and reviewed by the Investment Team.

Class Actions

KFA does not commit to participate in all class actions that may arise with regard to Client account or Fund portfolio securities. Upon receipt of class action information, the Compliance Team and/or Investment Team will evaluate the costs versus the benefits of participation in the suit for each pertinent Client. Unless it is determined that it would be in the best interest of the Client or Fund, KFA will not participate in the class action on behalf of the Client or Fund. The Compliance Team or Investment Team will either return to the sender any documents inadvertently received by KFA regarding the class action, or forward the documents to the pertinent Client(s). If a determination is made that the benefits of participating in a class action outweigh the cost of participation, KFA will distribute any compensation received pro rata to the investors in the Funds(s) and/or to the Client based on the current percentage holdings in the Fund or Client account, or as otherwise appropriately arranged and disclosed to Clients.

Class Action Notices should be forwarded to the CCO upon receipt.

Recordkeeping

To the extent that KFA exercises proxy voting authority with respect to its Clients, it shall make and retain the following:

●	a copy of this policy;

●	a copy of each proxy statement that KFA receives regarding Client securities;

●	a record of each vote cast by KFA on behalf of a Client;

●	a copy of any document created by KFA that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision; and

●	a copy of each written Client request for information on how KFA voted proxies on behalf of the Client, and a copy of any written response by KFA to any written or oral Client request for information on how KFA voted proxies on behalf of the requesting Client.

KFA shall retain these records in an easily accessible place for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in KFA’s principal office. The CCO will confirm that KFA complies with all applicable recordkeeping requirements associated with proxy voting.

ESG Policy

An Overview of Glass Lewis’ ESG Thematic Voting Policy October 2020

www.glasslewis.com

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ABOUT GLASS LEWIS

Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based in research and data. We cover 25,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.

Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States,

Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.

investors around the world depend on Glass Lewis’ Viewpoint product to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their unfiltered opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.

The research team engages extensively with issuers, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation

Glass Lewis is committed to ongoing engagement with all market participants.

info@glasslewis.com       |        www.glasslewis.com

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INTRODUCTION

Institutional investors are increasingly recognizing the importance of incorporating material environmental, social, and governance (“ESG”) factors into their investment processes. Active ownership on ESG issues will typically include also applying these considerations to proxy voting practices, and the ESG Policy allows clients to apply these enhanced ESG considerations when voting at the annual and special meetings of their portfolio companies.

The ESG Policy was designed for clients with a strong focus on environmental and social issues or as a supplemental voting policy for ESG-focused funds. This policy is also ideal for investors who would like to vote in a stakeholder-focused and progressive manner.

The ESG Policy acts as an overlay for Glass Lewis’ benchmark policies. Accordingly, the ESG Policy guidelines are underpinned and informed by the Glass Lewis benchmark policy guidelines. Implementation of the ESG Policy may vary market-to-market in accordance with regulatory requirements, corporate governance best practices, and other relevant standards in individual markets. Detailed information on the contents and implementation of Glass Lewis’ benchmark guidelines for all major global markets are publicly available on the Glass Lewis website.

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ELECTION OF DIRECTORS

Board of Directors

Boards are established in order to represent shareholders and protect their interests. The ESG Policy seeks boards that have a record for protecting shareholders and delivering value over the medium- and long-term. For boards that wish to protect and enhance the interests of shareholders they must have sufficient levels of independence (the percentage varies by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint new directors that have a depth of relevant experience.

Board Composition

The ESG Policy examines a variety of elements to the board when voting on director elections. In terms of the directors, the policy looks at each individual on the board and explores their relationship with the company, the company’s executives and with other board members. This is to ensure and determine whether a director has an existing relationship with the company that are likely to impact any decision processes of that board member.

The biographical information provided by the company on the individual director is essential for investors to understand the background and skills of the directors of the board. This information should be provided in the company’s documents well in advance of the shareholder meeting, in order to give shareholders sufficient time to analyze the information. In cases where the company fails to disclose the names or backgrounds of director nominees, the ESG Policy may vote against or abstain from voting on the directors’ elections.

The ESG Policy will vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how Glass Lewis classifies these director relationships with the company.

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Insider	Affiliate	Independent
> Someone who serves as a director and as an employee of the Company	>A director who has a material financial, familial or other relationship with the company, or its executives, but is NOT an employee of the company	>No material financial, familial or other current relationships with the company, it’s executives or other board members except for service
>May also include executive chairs (who act as an employee of the company or is paid as an employee of the company)	>A director who owns or controls, directly or indirectly 10% or more of the company’s voting stock (except where local regulations or best practices set a different threshold).	> A director who owns, directly or indirectly less than 10% of the company’s voting stock (local regulations and best practices may set a different threshold)

Common other reasons the ESG Policy will vote against a director:

(i)	A director who attends less than 75% of the board and applicable committee meetings.
(ii)	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
(iii)	An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.
(iv)	An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.

The following conflicts of interests may hinder a director’s performance and may result in a vote against:

(i)	A director who presently sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).
(ii)	Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past three years.
(iii)	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
(iv)	Director with an interlocking directorship.
(v)	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.
(vi)	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies.

Board Independence

A board composed of at least two-thirds independent is most effective in protecting shareholders’ interests. Generally, the ESG Policy will vote against responsible directors if the board is less than two-thirds independent, however, this is also dependent on the market best practice standards.

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Board Committee Composition

It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the ESG Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.

With respect to the creation of board committees and the composition thereof, the ESG Policy will generally support shareholder proposals requesting that companies create a committee to oversee material E&S issues, such as committees dedicated to climate change oversight or the oversight of public policy risks. The ESG Policy will also generally support shareholder proposals calling for the appointment of directors with specific expertise to the board, such as those requesting the appointment of an environmental expert or an individual with significant human rights expertise.

Board Diversity, Tenure and Refreshment

The ESG Policy acknowledges the importance of ensuring that the board is comprised of directors who have a diversity of skills, backgrounds, thoughts, and experiences. As such, having diverse boards benefits companies greatly by encompassing an array of different perspectives and insights.

In terms of board tenure and refreshment, the ESG Policy strongly supports routine director evaluations, including independent external reviews, and periodic board refreshment in order to enable the company to maintain a fresh set of ideas and business strategies in an ever-changing world and market. Having directors with diverse experiences and skills can strengthen the position of a company within the market. Therefore, the ESG Policy promotes refreshment within boards, as a lack of refreshment can lead to poor company performance. Thus, the ESG Policy may consider voting against directors with a lengthy tenure (e.g. over 12 years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and there is no evidence of any plans of future board refreshment.

The ESG Policy will also evaluate a company’s policies and actions with respect to board refreshment and diversity. As a part of this evaluation, we will review the diversity of board members and support shareholder proposals to report on or increase board diversity. The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. To that end, the ESG Policy will: (i) vote against members of the nominating committee in the event that the board has an average tenure of over ten years and the board has not appointed a new nominee to the board in at least five years; or (ii) vote against the male members of the nominating committee in instances where the board is comprised of fewer than 30% female directors for large-cap companies, or against the nominating committee when there is not at least one woman on the board at mid- and small-cap companies.

Director Overboarding

For U.S. companies, the ESG Policy will closely review director board commitments and will vote against directors serving on more than five total boards, for directors who are not also executives; and against directors serving more than two total boards, for a director who serves as an executive of a public company.

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Board Size

Although there is not a universally acceptable optimum board size, boards should have a minimum of five directors to ensure sufficient diversity in decision making and to enable the establishment of key committees with independent directors. Further, boards should not be composed of more than 20 directors as the board may suffer as a result of too many voices to be heard and have difficulty reaching consensus on issues with this number of members. As a result, the ESG Policy will generally vote against the chair of the nominating committee at a board with fewer than five directors or more than 20 directors.

Classified Boards

The ESG Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders. Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.

Controlled Companies

The ESG Policy allows certain exceptions to the independence standards at controlled companies. The board’s main function is to protect shareholder interests, however, when an individual, entity, or group own more than 50% of the voting shares, the interests of majority shareholders are the interests of that entity or individual. As a result, the ESG Policy does not apply the usual two-thirds independence threshold on controlled companies instead it includes the following guidelines:

(i)	As long as insiders and/or affiliates are connected to the controlling entity, the ESG Policy will accept the presence of non-independent board members.
(ii)	The compensation, nominating, and governance committees do not need to consist solely of independent directors. However, the compensation committee should not have any insider members, but affiliates are accepted.
(iii)	The board does not need an independent chair or an independent lead or presiding director.
(iv)	The audit committee should consist solely of independent directors, regardless of the controlled status of the company.

Significant Shareholders

Significant shareholders are either an individual or an entity which holds between 20-50% of a company’s voting power, and the ESG Policy provides that shareholders should be allowed proportional representation on the board and in committees (excluding the audit committee) based on their percentage of ownership.

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Director Performance and Oversight

Board members performance and their actions in regard to performance of the board is an essential element to understanding the board’s commitment to the company and to shareholders. The ESG Policy will look at the performance of individuals as directors and executives of the company and of other companies where they have served. Often a director’s past conduct is indicative of future conduct and performance.

The ESG Policy will typically vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit or accounting-related issues, and other actions or indicators of mismanagement. However, the ESG Policy will also reevaluate the directors based on factors such as the length of time that has passed since the incident, the director’s role, and the severity of the issue.

The ESG Policy also considers the oversight afforded to environmental and social issues. The ESG Policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. When it is clear that these risks have not been properly managed or mitigated, the ESG Policy may vote against members of the board who are responsible for the oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the ESG Policy may vote against members of the audit committee. In making these determinations, the ESG Policy will take into account the situation at hand, its effect on shareholder value, as well as any corrective action or other response made by the company.

Review of Risk Management Companies

The ESG Policy evaluates the risk management function of a public company on a case-by-case basis. Companies, particularly financial firms, should have a dedicated risk committee, or a committee on the board in charge of risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive of the company. When analyzing the risk management practices of public companies the ESG Policy takes note of any significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the ESG Policy will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), the ESG Policy may vote against the chair of the board on that basis.

Slate Elections

In some countries, in particular Italy, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of an individual director, but rather are limited to voting for or against the board as a whole. The ESG Policy will generally support the slate if no major governance or board-related concerns have been raised in the analysis, and the slate appears to support and protect the best interests of all shareholders.

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Board Responsiveness

Any time 20% or more of shareholders vote contrary to the recommendation of management on compensation or director elections proposals, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. While the 20% threshold alone will not automatically generate a negative vote from the ESG Policy on a future proposal (e.g., to vote against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to a vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, the evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company’s last annual meeting up through the publication date of the most current Proxy Paper.

Separation of the Roles of CEO and Chair

The separation of the positions of CEO and chair creates a better and more independent governance structure than a combined CEO/chair position. The role of executives is to manage the business based on the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving their goals as set out by the board. This would become more complicated if they too held the position of chair as it would be difficult for them to fulfil the duty of being both the overseer and policy setter when they, the CEO/chair control both the agenda and boardroom.

The ESG Policy views an independent chair as better able to oversee the executives of the company and set a pro- shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Furthermore, it is the board’s responsibility to select a chief executive to best serve the company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

However, even considering the above, the ESG Policy will not vote against CEOs who also chair the board. The ESG Policy will generally support separating the positions of CEO and chair whenever the question is posed in a shareholder proposal, as in the long-term it is in the best interests of the company.

In the absence of an independent chair, the ESG Policy will support the appointment of a presiding or lead independent director with authority to set the agenda for the meeting and to lead sessions. In the case where the company has neither an independent chair nor independent lead director, the ESG Policy may vote against the chair of the governance committee.

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Governance Following an IPO or Spin-Off

Companies that have recently completed an initial public offering (“IPO”), or spin-off should be given adequate time to fully adjust and comply with marketplace listing requirements and meet basic corporate governance standards. The ESG Policy generally allows the company a one-year period following the IPO to comply with these requirements and as such refrains from voting based on governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.).

However, there are some cases that warrant shareholder action against the board of a company that have completed an IPO or spin-off in the past year. The ESG Policy will evaluate the terms of applicable governing documents when determining the recommendations and whether the shareholders rights will be severely restricted. In order to come to a conclusion, the following points will be considered:

1.	The adoption of anti-takeover provisions such as a poison pill or classified board;
2.	Supermajority vote requirements to amend governing documents;
3.	The presence of exclusive forum or fee-shifting provisions;
4.	Whether shareholders can call special meetings or act by written consent;
5.	The voting standard provided for the election of directors;
6.	The ability of shareholders to remove directors without cause;
7.	The presence of evergreen provisions in the company’s equity compensation arrangements; and
8.	The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.

Anti-takeover provisions can negatively impact future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on matters that might negatively impact their ownership interest. In cases where the anti-takeover provision was adopted prior to the IPO, the ESG Policy may against the members of the board who served when it was adopted if the board:

(i)	Did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s next shareholder meeting following the IPO; or
(ii)	Did not provide a sound rationale or sunset provision for adopting the anti-takeover provision.

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FINANCIAL REPORTING

Accounts and Reports

Excluding situations where there are concerns surrounding the integrity of the statements/reports, the ESG Policy will generally vote for Accounts and Reports proposals.

Where the required documents have not been published at the time that the vote is cast, the ESG Policy will abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)

The ESG Policy will generally vote for proposals concerning companies’ distribution of dividends. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, and where the company has not provided a satisfactory explanation for this disparity.

Appointment of Auditors and Authority to Set Fees

The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. Because of the importance of the role of the auditor, rotating auditors is an important safeguard against the relationship between the auditor and the company becoming too close, resulting in a lack of oversight due to complacency or conflicts of interest. Accordingly, the ESG Policy will vote against auditor ratification proposals in instances where it is clear that a company’s auditor has not been changed for 20 or more years.

In instances where a company has retained an auditor for fewer than 20 years, the ESG Policy will generally support management’s recommendation for the selection of an auditor, as well as the board’s authority to fix auditor fees. However, there are a number of exceptions to this policy, and the ESG Policy will vote against the appointment of the auditor and/or the authorization of the board to set auditor fees in the following scenarios:

●	The independence of an incumbent auditor or the integrity of the audit has been compromised.
●	Audit fees combined with audit-related fees total less than one-half of total fees.
●	There have been any recent restatements or late filings by the company and responsibility for such can be attributed to the auditor (e.g., a restatement due to a reporting error).
●	The company has aggressive accounting policies.
●	The company has poor disclosure or lack of transparency in financial statements.
●	There are other relationships, or issues of concern, with the auditor that might suggest a conflict of interest.
●	The company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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COMPENSATION

Compensation Reports and Compensation Policies

Depending on the market, compensation report and policy vote proposals may be either advisory or binding, e.g. in the UK a non-binding compensation report based upon the most recent fiscal year is voted upon annually, and a forward-looking compensation policy will be subject to a binding vote every three years.

In all markets company filings are evaluated closely to determine how well information pertinent to compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company’s remuneration practices compare to that of its peers.

The ESG Policy will vote against the approval of a compensation report or policy in the following scenarios:

●	There is a significant disconnect between pay and performance;
●	Performance goals and metrics are inappropriate or insufficiently challenging;
●	There is a lack of disclosure regarding performance metrics as well as a lack of clarity surrounding the implementation of these metrics.
●	Short-term (e.g., generally less than three year) performance measurement is weighted excessively in incentive plans;
●	Excessive discretion is afforded to, or exercised by, management or the Compensation Committee to deviate from defined performance metrics and goals in determining awards;
●	Ex gratia or other non-contractual payments have been made and the reasoning for this is inadequate.
●	Guaranteed bonuses are established;
●	Egregious or excessive bonuses, equity awards or severance payments have been granted;
●	Excessive increases (e.g. over 10%) in fixed payments, such as salary or pension entitlements, that are not adequately justified
●	Where there is an absence of structural safeguarding mechanisms such as clawback and malus policies included in the Incentive plan.

The ESG Policy also conducts a further level of analysis by looking at compensation issues as they relate to environmental and social criteria as well as other issues relevant to good corporate governance practices. Specifically, the ESG Policy will vote against compensation plans where a company has both failed to provide an adequate link between pay and performance, and the company has neglected to incentivize environmental and social performance. In instances where a company has received a Pay-for-Performance grade of “D” or “F” and Glass Lewis’ standard policy has recommended in favor of the plan, the ESG Policy will vote against say-on-pay proposals where sustainability is not an explicit consideration for companies when awarding executive compensation. The ESG Policy will also support shareholder resolutions requesting the inclusion of sustainability metrics in executive compensation plans.

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Long Term Incentive Plans

The ESG Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, incentive programs should generally include:

(i)	specific and appropriate performance goals;
(ii)	a maximum award pool; and
(iii)	a maximum award amount per employee.

In addition, the payments made should be reasonable relative to the performance of the business and total compensation paid to those included under the plan should be in line with compensation paid by the company’s peers.

Performance-Based Equity Compensation

The ESG Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is unnecessary to base equity-based compensation for all employees to company performance, placing such limitations on grants to senior executives is considered advisable (although in specific scenarios equity-based compensation granted to senior executives without performance criteria is acceptable under Glass Lewis guidelines, such as in the case of moderate incentive grants made in an initial offer of employment). While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the ESG Policy takes the stance that performance – based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.

The ESG Policy will generally vote in favor of all performance-based option or share schemes; with the exception of plans that include a provision to allow for the re-testing of performance conditions; for which a vote against is recommended.

Director Compensation

The ESG Policy supports non-employee directors receiving an appropriate form, and level, of compensation for the time and effort they spend serving on the board and its committees; and director fees being at a level that allows a company to retain and attract qualified individuals. The ESG Policy compares the cost of director compensation to that of peer companies with similar market capitalizations in the same country so that compensation plans may be evaluated thoroughly, and a fair vote outcome reached.

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Retirement Benefits for Directors

The ESG Policy will typically vote against the granting of retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Initial, and annual fees should be of a level that provides appropriate compensation to directors throughout their service to the company.

Limits on Executive Compensation

As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, the ESG Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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GOVERNANCE STRUCTURE

Amendments to the Articles of Association

The ESG Policy will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. The ESG Policy is generally opposed to bundling several amendments under a single proposal as it prevents shareholders from evaluating each amendment on its own merits. In cases, where it is a bundled amendment, the ESG Policy will evaluate each amendment individually and only support the proposal if, in the aggregate, the amendments are in the best interests of shareholders.

Anti-Takeover Measures

Multi-class Share Structure

The ESG Policy views multi-class share structures as not in the best interests of shareholders and instead is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.

The ESG Policy considers a multi-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the ESG Policy will generally vote in favor of proposals to eliminate multi-class share structures. Similarly, the ESG Policy will typically vote against proposals to adopt a new class of common stock.

Cumulative Voting

When voting on cumulative voting proposals, the ESG Policy will factor in the independence of the board and the company’s governance structure. Cumulative voting is often found on ballots at companies where independence is lacking and where the appropriate balances favoring the interests of shareholders are not in place. However, cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected. Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. As a result, the ESG Policy will typically vote in favor proposals concerning cumulative voting.

However, in the case that a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the ESG Policy will vote against cumulative voting proposals due to the incompatibility of the two election methods. For companies, that have not adopted the true majority vote standard but have some form of majority voting, the ESG Policy will also recommend voting against cumulative voting proposals if the company has also not adopted anti-takeover provisions and has been responsive to shareholders.

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In instances where a company has not adopted majority voting standards and is facing both an election on the adoption of majority voting and a proposal to adopt cumulative voting, the ESG Policy will support only the majority voting proposal.

Fair Price Provision

Fair price provisions, which are rare, require that certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protecting the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the ESG Policy will generally vote to fair price provisions.

Supermajority Vote Requirements

The ESG Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non- controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.

Poison Pills (Shareholder Rights Plan)

The ESG Policy will generally oppose companies’ adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the ESG Policy will vote against these plans to protect shareholders’ financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company’s course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, the ESG Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

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Increase in Authorized Shares

Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the ESG Policy will typically review four common reasons why a company may need additional capital stock:

1. Stock Split

Three Metrics:

(a)   Historical stock pre-split price (if any)

(b)   Current price relative to the company’s most common trading price over the past 52 weeks

(c)   Some absolute limits on stock price (that will either make the split appropriate or would produce an unreasonable price)

2. Shareholder Defenses

Additional authorized shares could be used to bolster takeover defenses such as a poison pill. The proxy filings often discuss the usefulness of additional shares in defending against a hostile takeover.

3. Financing for Acquisitions	Examine whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have generally been required to accomplish such transactions.
4. Financing for Operations	Review the company’s cash position and its ability to secure financing through borrowing or other means.

The ESG Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends, as having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The ESG Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

Generally, the ESG Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the ESG Policy applies the policy described below on the issuance of shares.

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Issuance of Shares

The issuance of additional shares generally dilutes existing shareholders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. In cases where a company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, the ESG Policy will typically vote against the authorization of additional shares. In the case of a private placement, the ESG Policy will also factor in whether the company is offering a discount to its share price.

Generally, the ESG Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) when the requested increase is equal to or less than the current issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. And, as a result, the ESG Policy will vote on these proposals on a case-by-case basis.

The ESG Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

The ESG Policy typically supports proposals to repurchase shares when the plan includes the following provisions:

(i)	A maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and
(ii)	A maximum price which may be paid for each share (as a percentage of the market price).

Reincorporation

A company is in the best position to determine the appropriate jurisdiction of incorporation. The ESG Policy will factor in several elements when a management proposal to reincorporate the company is put to vote. These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile. In cases where the financial benefits are too small to be meaningful and there is a decrease in shareholder rights, the ESG Policy will vote against the transaction.

Tax Havens

The ESG Policy evaluates a company’s potential exposure to risks related to a company’s tax haven policies on an as-needed basis and will support shareholder proposals requesting that companies report on the risks associated with their use of tax havens or that request that companies adopt policies to discontinue operations or withdraw from tax havens. The ESG Policy will also vote against reincorporation proposals when companies have proposed to redomicile in known tax havens.

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Advance Notice Requirements

Typically, the ESG Policy will vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.

Transaction of Other Business

In general, the ESG Policy will vote against proposals that put the transaction of other business items proposal up for vote at an annual or special meeting, as granting unfettered discretion is unwise.

Anti-Greenmail Proposals

The ESG Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.

Virtual-Only Shareholder Meetings

A growing number of companies have elected to hold shareholder meetings by virtual means only. The ESG Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the ESG Policy will examine the level of disclosure provided by the company on the virtual meeting procedures and may vote against members of the nominating and governance committee if the company does not provide disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

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MERGERS, ACQUISITIONS & CONTESTED MEETINGS

For merger and acquisition proposals, the ESG Policy undertakes a thorough examination of all elements of the transactions and determine the transaction’s likelihood of maximizing shareholder return. In order to make a voting recommendation, the ESG Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.

In the case of contested merger situations, or board proxy fights, the ESG Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The ESG Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation. In addition, the ESG Policy will support shareholder proposals asking a company to consider the effects of a merger, spin-off, or other transaction on its employees and other stakeholders.

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SHAREHOLDER PROPOSALS

The ESG Policy has a strong emphasis on enhancing the environmental, social and governance performance of companies. Accordingly, the ESG Policy will be broadly supportive of environmental and social shareholder proposals aimed at enhancing a company’s policies and performance with respect to such issues. The ESG Policy will also vote in a manner that promotes enhanced disclosure and board accountability. In extraordinary cases when companies have failed to adequately mitigate risks stemming from environmental or social practices, the ESG Policy may vote against:

(i)	ratification of board and/or management acts;
(ii)	approving a company’s accounts and reports and/or;
(iii)	relevant directors.

Environmental Proposals

The ESG Policy will generally support proposals regarding the environment, in particular, those seeking improved sustainability reporting and disclosure about company practices which impact the environment. The ESG Policy will vote in favor of increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles. Similarly, the ESG Policy will support proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental footprint.

The ESG Policy will also vote for proposals seeking that companies provide certain disclosures or adopt certain policies related to mitigating their climate change-related risks. For example, regardless of industry, the ESG Policy will support proposals requesting that companies disclose information concerning their scenario analyses or that request the company provide disclosure in line with certain reporting recommendations, such as those promulgated by the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (“TCFD”).

Further, the ESG Policy will support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

With respect to issues related to bioengineering and nanotechnology, the ESG Policy will carefully scrutinize any proposals requesting that a company adopt a policy concerning these matters. In general, the ESG Policy support proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.

The ESG Policy will evaluate a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. Further, the ESG Policy will consider voting against directors for not appropriately overseeing environmental risk.

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Social Proposals

The ESG Policy will support proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the ESG Policy will support reporting and reviewing a company’s political and charitable spending as well as its lobbying practices. In addition, the ESG Policy will support proposals requesting that companies cease political spending or associated activities.

The ESG Policy will also generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the ESG Policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, the ESG Policy will support proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions, and corporate responsibility at large. The ESG Policy will also support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the ESG Policy supports the International Labor Organization standards and encourage companies to adopt such standards in its business operations.

The ESG Policy will provide for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the ESG Policy, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Policy may vote against directors taking into account the severity of the violations and the outcome of the claims.

The ESG Policy also generally votes in favor of proposals seeking increased disclosure regarding public health and safety issues, including those related to product responsibility. In particular, the ESG Policy supports proposals calling for the labeling of the use of genetically modified organisms (“GMOs”), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. The ESG Policy also supports proposals seeking a report on a company’s drug reimportation guidelines, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture. The ESG Policy further supports proposals related to worker safety and companies’ compliance with internationally recognized human rights or safety standards.

Governance Proposals

The ESG Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the ESG Policy will vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption and amendment of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote, and the principle of one share, one vote.

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The ESG Policy will also support proposals aimed at increasing the diversity of boards or management as well as those requesting additional information concerning workforce diversity and the adoption of more inclusive nondiscrimination policies. Further, the ESG Policy will support enhanced oversight of environmental and social issues at the board level by supporting resolutions calling for the creation of an environmental or social committee of the board or proposals requesting that the board adopt a subject-matter expert, such as one with deep knowledge and experience in human rights or climate change-related issues. The ESG Policy will also generally vote for proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare.

Compensation Proposals

The ESG Policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, the ESG Policy generally votes in favor of proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards. Furthermore, the ESG Policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

The ESG Policy will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The ESG Policy will also generally support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards. Furthermore, the ESG Policy will vote in favor of shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins, and to clawback unearned bonuses. Finally, the ESG Policy will support proposals requesting disclosure from companies regarding gender pay inequity and company initiatives to reduce the gap in compensation paid to women compared to men.

Trojan Horse Proposals

The ESG Policy will carefully examine each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices, and is not conversely aimed at limiting environmental or social disclosure or consideration. Accordingly, the ESG Policy will not support such proposals, which are often referred to as “Trojan Horse” proposals.

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CONNECT WITH US

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DISCLAIMER

© 2020 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document supplements Glass Lewis’ country-specific proxy voting policies and guidelines and should be read in conjunction with those guidelines, which are available on Glass Lewis’ website – http://www.glasslewis.com. This document is not intended to be exhaustive and does not address all potential voting issues, whether alone or together with Glass Lewis’ country-specific proxy voting policies and guidelines. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

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Investment Manager Policy

An Overview of Glass Lewis’ Investment Manager

Thematic Voting Policy

January 2021

www.glasslewis.com

Investment Manager Thematic Voting Policy	2

ABOUT GLASS LEWIS

Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based in research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.

Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.

investors around the world depend on Glass Lewis’ Viewpoint product to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their unfiltered opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.

The research team engages extensively with issuers, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation Glass Lewis is committed to ongoing engagement with all market participants. info@glasslewis.com | www.glasslewis.com

Investment Manager Thematic Voting Policy	3

SUMMARY OF CHANGES

On an ongoing basis, Glass Lewis extensively reviews and consults with stakeholders and clients on its policy guidelines. Annually, Glass Lewis updates its policy guidelines in line with market trends, developments, and the results of our ongoing consultations.

In advance of the 2020 proxy season, Glass Lewis has not made material revisions to the Investment Manager policy guidelines. However, a number of updates have been made to the Glass Lewis standard guidelines, which underpin and inform the Investment Manager policy guidelines. Further details can be found at https://www.glasslewis.com/voting-policies-current/.

Investment Manager Thematic Voting Policy	4

INTRODUCTION

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

Investment Manager Thematic Voting Policy	5

MANAGEMENT PROPOSALS

Election of Directors

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

Auditor

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

Compensation

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

Authorized Shares

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. Therefor shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

Shareholder Rights

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

Investment Manager Thematic Voting Policy	6

Mergers, Acquisitions and Contested Meetings

Glass Lewis undertakes a thorough examination of the implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. In making our voting recommendation, we examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal. In contested merger situations, or board proxy fights, Glass Lewis considers the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. We also consider the arguments presented by the board, including any plans for improving the performance of the company.

The Glass Lewis Investment Manager Guidelines will vote in accordance with the standard Glass Lewis policy recommendations on contested meetings, mergers, acquisitions, and other financing transactions.

Investment Manager Thematic Voting Policy	7

SHAREHOLDER PROPOSALS

The Investment Manager Policy will review and vote on shareholder proposals on a case-by-case basis. The policy supports shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

Governance

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chair.

Compensation

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses.

Environment

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain actions related to a company’s activities or operations. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environmental disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as those advocating compliance with international environmental conventions and adherence to environmental principles.

Social

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

Investment Manager Thematic Voting Policy	8

CONNECT WITH US

Corporate Website	|	www.glasslewis.com

Email	|	info@glasslewis.com

Social	|	@glasslewis.com	Glass, Lewis & Co.

Global Locations

North	United States	Asia	Australia
America	Headquarters 255 California Street	Pacific	CGI Glass Lewis Suite 5.03, Level 5
	Suite 1100		255 George Street
	San Francisco, CA 94111		Sydney NSW 2000
	+1 415 678 4110		+61 2 9299 9266
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Investment Manager Thematic Voting Policy	9

DISCLAIMER

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Investment Manager Thematic Voting Policy	10

APPENDIX B – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

China Lianhe Credit Ratings

AAA: Strong ability to repay debt. Not adversely affected by the economic environment. The risk of default is very low.

AA: Strong ability to repay debt. Less adversely affected by the economic environment. The risk of default is very low.

A: Strong ability to repay debt. More susceptible adversely affected by the economic environment. The risk of default is very low.

BBB: Adequate ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

BB: Weak ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

B: Businesses ability to repay debt is largely dependent on favorable economic environment. There is a high risk of default.

CCC: Businesses ability to repay debt is extremely dependent on favorable economic environment. There is a high risk of default.

CC: Businesses ability to repay debt is extremely dependent on favorable economic environment. Business is at risk of bankruptcy or reorganization. Default is likely.

C: Business cannot repay the debt.

In addition to AAA and CCC grade level (inclusive) level, every one credit rating available, “+”, “-” symbol to fine tune, which means that a slightly higher or slightly below this level.

China Chengxin (Asia Pacific) Credit Ratings Company, Limited (“CCXAP”) long-term credit ratings:

AAAg: Capacity to meet the commitment on short-term and long-term debts is extremely strong. Business is operated in a virtuous circle. The foreseeable uncertainty on business operations is minimal.

AAg+, AAg, AAg: Capacity to meet short-term and long-term financial commitment is very strong. Business is operated in a virtuous circle. Foreseeable uncertainty in business operations is relatively low.

Ag+, Ag, Ag-: Capacity to meet short-term and long-term commitment is strong. Business is operated in a virtuous circle. Business operation and development may be affected by internal uncertain factors, which may create fluctuations on profitability and solvency of the issuer.

BBBg+, BBBg, BBBg-: Capacity to meet financial commitment is considered adequate and capacity to meet short-term and long-term commitment is satisfactory. Business is operated in a virtuous circle. Business is affected by internal and external uncertainties. Profitability and solvency may experience significant fluctuation. Principal and interest may not be sufficiently protected by the terms of agreement.

BBg+, BBg, BBg-: Capacity to meet short-term and long-term financial commitment is relatively weak. Financial commitment towards short-term and long-term debts is below average. Status of business operation and development is not good. Solvency is unstable and subject to sustainable risk.

Bg+, Bg, Bg-: Financial commitment towards short-term and long-term debts is bad. Business is affected by internal and external uncertain factors. There are difficulties in business operation. Solvency is uncertain and subject to high credit risk.

CCCg: Financial commitment towards short-term and long-term debts is very bad. Business is affected by internal and external uncertain factors. There are difficulties in business operation. Poor solvency with very high credit risk.

CCg: Financial commitment towards short-term and long-term debts is extremely bad. Business operation is poor. There are very limited positive internal and external factors to support business operation and development. Extremely high credit risk is found.

Cg: Financial commitment towards short-term and long-term debts is insolvent. Business falls in vicious circle. Very limited positive internal and external factors are found to support the business operation and development in positive cycle. Extremely high credit risk is seen and is near default.

Dg: Unable to meet the financial commitments. Default is confirmed.

Dagong Global Credit Rating Co. (“Dagong”) Corporate and Financial Institution Issuer, Borrowing Companies, and Long-term Debt Facility Credit Ratings:

AAA - Highest Credit Quality: “AAA” ratings denote the lowest expectation of default risk. It indicates that the issuer has exceptionally strong capacity for payment of financial commitments. Although the debt protection factors may change, this capacity is highly unlikely to be adversely affected by any foreseeable event. “AAA” is the highest issuer credit rating assigned by Dagong.

AA - Very High Credit Quality: “AA” ratings denote expectations of very low default risk. It indicates that the issuer has very strong capacity for payment of financial commitments. Although due to its relatively higher long-term risk, this capacity is not significantly vulnerable to any foreseeable event.

A - High Credit Quality: “A” ratings denote expectations of relatively low default risk. The capacity for payment of financial commitments is considered sufficient. However, this capacity may be more vulnerable than those of the higher ratings to adverse business or economic conditions due to any foreseeable event.

BBB - Medium Credit Quality: “BBB” ratings indicate that expectations of default risk are currently low and it has medium default risk. In normal conditions, the capacity for payment of financial commitments is considered adequate, whereas under adverse business or economic conditions risks of default are more likely to exist under this scale.

BB - Low Medium Credit Quality: “BB” ratings indicate that the issuer faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - Relatively Low Credit Quality: “B” ratings indicate that expectations of default risk are relatively high but a limited margin of safety remains. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments. This is a lower scale than that of the “BB” rating and an obligor rated “B” is more vulnerable to adverse developments than the obligors rated “BB”.

CCC - Low Credit Quality: “CCC” ratings indicate very high default risk. The issuer is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments. Some practical risks exist and this will impair the obligor’s ability to meet its financial commitments.

CC - Very Low Credit Quality: “CC” ratings indicate that the issuer is currently highly vulnerable and entities with this rating have a seriously high risk of default.

C - Lowest Credit Quality: “C” ratings indicate the highest default risk and the issuer is currently unable to meet its financial commitments or may even be in the process of compulsory debt reconstruction, or a takeover by regulatory organizations or in bankruptcy liquidation.

China Bond Rating Co.

AAAR: Strong ability to repay debt. Basically unaffected by adverse economic conditions, and the risk of default is extremely low.

AAR: Strong ability to repay debt. Not affected by the economic environment. The risk of default is very low.

AR: Strong ability to repay debt. More susceptible adversely affected by the economic environment. The risk of default is very low.

BBBR: Adequate ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

BBR: Weak ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

BR: Businesses ability to repay debt is largely dependent on favorable economic environment. There is a high risk of default.

CCCR: Businesses ability to repay debt is extremely dependent on favorable economic environment. There is a high risk of default.

CCR: Businesses ability to repay debt is extremely dependent on favorable economic environment. Business is at risk of bankruptcy or reorganization. Default is likely.

CR: Business cannot repay the debt.

DR: Default is confirmed.

In addition to AAA and CCC grade level (inclusive) level, every one credit rating available, “+”, “-” symbol to fine tune, which means that a slightly higher or slightly below this level.

CSCI Pengyuan Credit Rating Co.

AAA: The ability to repay debt is extremely strong. Not adversely affected by the economic environment. The risk of default is very low.

AA: The ability to repay debt is strong. Less adversely affected by the economic environment. The risk of default is very low.

A: Strong ability to repay debt. More susceptible adversely affected by the economic environment. The risk of default is very low.

BBB: Adequate ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

BB: Weak ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

B: Businesses ability to repay debt is largely dependent on favorable economic environment. There is an extremely high risk of default.

CCC: Businesses ability to repay debt is extremely dependent on favorable economic environment. There is a high risk of default.

CC: In the case of bankruptcy or restructuring, there is less protection and there is basically no guarantee of repayment of debts.

C: Business cannot repay the debt.

In addition to AAA and CCC grade level (inclusive) level, every one credit rating available, “+”, “-” symbol to fine tune, which means that a slightly higher or slightly below this level.

Standard & Poor’s (“S&P”) Long-Term Issue Credit Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Services LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service, Inc. (“Moody’s”) Global Long-Term Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ indicates that a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

D - Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to ratings below the ‘CCC’ category.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D - Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults - “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability. In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to ratings below the ‘CCC’ category.

Municipal Short-Term Bond Ratings

CCXAP short-term credit ratings:

Ag-1: Capacity to meet short-term financial commitment is extremely strong with high level of safety.

Ag-2: Capacity to meet short-term financial commitment is strong with high level of safety.

Ag-3: Capacity to meet short-term financial commitment is average but the safety may be easily affected by adverse business, financial and economic conditions.

Bg: Capacity to meet short-term financial commitment is weak with high probability of default.

Cg: Capacity to meet short-term financial commitment is very weak and the probability of default is very high.

Dg: Unable to meet the financial commitments. Default is confirmed.

S&P’s Municipal Short-Term Note Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Services LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Global Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to honor short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to honor short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to honor short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

Commercial Paper Ratings

S&P’s Short-Term Issuer Credit Ratings:

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings – S&P may assign “dual” ratings to debt issues that have a put option or demand feature as part of their structure. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s U.S. Municipal Short-Term Ratings:

The following descriptions of Moody’s commercial paper ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Commercial Paper Ratings:

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust, as filed with the state of Delaware on February 3, 2012, for KraneShares Trust (the “Registrant” or the “Trust”) is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s initial Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001193125-12-173444 on April 20, 2012.

(a)(2)	Registrant’s Amended and Restated Declaration of Trust, dated June 7, 2017, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 145 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-17-033078 on June 19, 2017.

(b)	Registrant’s Amended By-Laws, dated June 7, 2017, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 145 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-17-033078 on June 19, 2017.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Krane Funds Advisors, LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-17-038833 on July 28, 2017.

(d)(2)	Schedule A to the Investment Advisory Agreement between the Registrant and Krane Funds Advisors, LLC, to be filed by subsequent amendment.

(d)(3)	Schedule B to the Investment Advisory Agreement between the Registrant and Krane Funds Advisors, LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-004417 on March 22, 2019.

(d)(4)	Investment Advisory Agreement between Krane Funds Advisors, LLC, on behalf of the KraneShares Bosera MSCI China A 50 Connect Index ETF (formerly known as KraneShares Bosera MSCI China A Share ETF) and KraneShares SSE Star Market 50 Index ETF, and Bosera Asset Management (International) Co., Ltd., is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 285 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-21-007132 on July 29, 2021.

(d)(5)	Amended and Restated Investment Sub-Advisory Agreement between Krane Funds Advisors, LLC, on behalf of the Quadratic Interest Rate Volatility and Inflation Hedge ETF and Quadratic Deflation ETF, and Quadratic Capital Management LLC, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-21-010114 on September 17, 2021.

(d)(6)	Form of Sub-Advisory Agreement between Krane Funds Advisors, LLC, on behalf of the KraneShares Global Carbon Strategy ETF (formerly known as KraneShares Global Carbon ETF) and Climate Finance Partners LLC, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-20-005257 on April 30, 2020.

(d)(7)	Schedules A and B to the Sub-Advisory Agreement between Krane Funds Advisors, LLC, on behalf of the KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Allowance Strategy ETF, and KraneShares Global Carbon Offset Strategy ETF and Climate Finance Partners LLC, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 303 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-22-008688 on April 25, 2022.

(d)(8)	Amended and Restated Investment Advisory Agreement between KFA Global Carbon Subsidiary, Ltd., and Krane Fund Advisors LLC, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 294 to the Registrant’s Registration on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-21-010841 on September 29, 2021.

(d)(9)	Form of Sub-Advisory Agreement between Krane Funds Advisors, LLC on behalf of the KFA Value Line® Dynamic Core Equity Index ETF and 3D/L Capital Management, LLC, formerly, Lee Capital Management, LP, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 255 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-20-000149 on November 19, 2020.

(d)(10)	Sub-Advisory Agreement between Krane Funds Advisors, LLC, on behalf of the KFA Mount Lucas Managed Futures Index Strategy ETF (formerly known as KFA Mount Lucas Index Strategy ETF) and Mount Lucas Index Advisers LLC, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 258 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-20-000214 on November 30, 2020.

(d)(11)	Form of Investment Advisory Agreement between KFA MLM Index, and Krane Fund Advisors LLC, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 258 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-20-000214 on November 30, 2020.

(d)(12)	Form of Sub-Advisory Agreement between KFA MLM Index, and Krane Fund Advisors LLC, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 258 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-20-000214 on November 30, 2020.

(d)(13)	Form of Sub-Advisory Agreement between Krane Funds Advisors, LLC, on behalf of the KraneShares Asia Pacific High Income Bond ETF (formerly known as KraneShares Asia Pacific High Yield Bond ETF) and Nikko Asset Management Americas Inc., is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 285 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-21-007132 on July 29, 2021.

(d)(14)	Form of Investment Advisory Agreement between KraneShares European Carbon Subsidiary, Ltd., and Krane Fund Advisors LLC, is incorporated herein by reference Exhibit (d)(19) of Post-Effective Amendment No. 293 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-21-010631 on September 27, 2021.

(d)(15)	Form of Investment Advisory Agreement between KraneShares California Carbon Subsidiary, Ltd., and Krane Fund Advisors LLC, is substantially identical to the Investment Advisory Agreement in Exhibit (d)(14) except the names of the entity entering into the agreement with Krane Fund Advisors LLC.

(d)(16)	Form of Investment Advisory Agreement between KraneShares Eastern US Carbon Subsidiary, Ltd., and Krane Fund Advisors LLC, is substantially identical to the Investment Advisory Agreement in Exhibit (d)(14) except the names of the entity entering into the agreement with Krane Fund Advisors LLC.

(d)(17)	Form of Investment Advisory Agreement between KraneShares Global Carbon Offset Strategy Subsidiary, Ltd., and Krane Fund Advisors LLC, is substantially identical to the Investment Advisory Agreement in Exhibit (d)(14) except the names of the entity entering into the agreement with Krane Fund Advisors LLC.

(d)(18)	Form of Investment Advisory Agreement between KraneShares Technology Metals Strategy Subsidiary, Ltd., and Krane Fund Advisors LLC, is substantially identical to the Investment Advisory Agreement in Exhibit (d)(14) except the names of the entity entering into the agreement with Krane Fund Advisors LLC.

(d)(19)	Form of Sub-Advisory Agreement between Krane Funds Advisors, LLC, on behalf of the KraneShares Rockefeller Ocean Engagement ETF and Rockefeller & Co. LLC, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 335 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-23-005665 on August 25, 2023.

(e)(1)	Amended and Restated Distribution Agreement between the Registrant and SEI Investments Distribution Co., is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-14-046850 on August 4, 2014.

(e)(2)	Schedule A to the Amended and Restated Distribution Agreement between Registrant and SEI Investments Distribution Co., to be filed by subsequent amendment.

(e)(3)	Amendment No. 1 to Amended and Restated Distribution Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-20-007826 on June 30, 2020.

(e)(4)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-13-003143 on January 18, 2013.

(f)	Not applicable.

(g)(1)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-13-003143 on January 18, 2013.

(g)(2)	Form of Agency Agreement between the Registrant and DST Asset Manager Solutions, Inc., is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 269 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-21-000882 on February 24, 2021.

(h)(1)	Amended and Restated Administration Agreement between the Registrant and SEI Global Fund Services is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-14-046850 on August 4, 2014.

(h)(2)	Schedule I to the Amended and Restated Administration Agreement between the Registrant and SEI Global Fund Services, to be filed by subsequent amendment.

(h)(3)	Compliance Services Agreement between the Registrant and Quain Compliance Consulting, LLC, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-15-044651 on July 28, 2015.

(h)(4)	Sublicense Agreement between the Registrant and Krane Funds Advisors, LLC, is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-17-038833 on July 28, 2017.

(h)(5)

Schedule I to the Form of Sublicense Agreement between the Registrant and Krane Funds Advisors, LLC, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 337 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-23-005848 on September 1, 2023.

(h)(6)	Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co., dated February 1, 2018, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 162 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-18-007036 on July 30, 2018.

(h)(7)	Fee Waiver Agreement between the Registrant and Krane Funds Advisors, LLC, relating to the KraneShares Bosera MSCI China A 50 Connect Index ETF (formerly known as KraneShares Bosera MSCI China A Share ETF), KraneShares Bloomberg China Bond Inclusion Index ETF (formerly known as KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF), KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares China Credit Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares CICC China 5G & Semiconductor Index ETF, and Quadratic Deflation ETF, is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-23-004982 on July 28, 2023.

(h)(8)	Fee Waiver Agreement between the Registrant and Krane Funds Advisors, LLC, relating to the KraneShares China Innovation ETF, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-23-004982 on July 28, 2023.

(h)(9)	Fee Waiver Agreement between the Registrant and Krane Fund Advisors, LLC relating to the KraneShares Global EM Revenue Leaders Index ETF, incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 341 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698),as filed with the SEC via EDGAR Accession No. 0001829126-23-006606 on October 13, 2023.

(i)	Opinion and consent of counsel, to be filed by subsequent amendment.

(j)	Not applicable.

(k)	Not applicable.

(l)	Subscription Agreement between the Registrant and Krane Funds Advisors, LLC is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-13-003143 on January 18, 2013.

(m)

Distribution Plan, is incorporated by herein by reference to Exhibit (m) of Post-Effective Amendment No. 299 to the Registrant’s Registration Statement on Form N-1A (File Nos.333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-22-005727 on March 9, 2022.

(n)	Rule 18f-3 Multiple Class Plan, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 269 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-21-000882 on February 24, 2021.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 309 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-22-014824 on July 29, 2022.

(p)(2)	Code of Ethics of Krane Funds Advisors, LLC, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-23-004982 on July 28, 2023.

(p)(3)	Code of Ethics of Bosera Asset Management (International) Co., Ltd., sub-adviser to the KraneShares Bosera MSCI China A 50 Connect Index ETF (formerly known as KraneShares Bosera MSCI China A Share ETF) and KraneShares SSE Star Market 50 Index ETF, is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 309 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-22-014824 on July 29, 2022.

(p)(4)	Code of Ethics of Quadratic Capital Management LLC, sub-adviser to the Quadratic Interest Rate Volatility and Inflation Hedge ETF and Quadratic Deflation ETF, is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-23-004982 on July 28, 2023.

(p)(5)	Code of Ethics of Climate Finance Partners LLC, sub-adviser to the KraneShares Global Carbon Strategy ETF, KraneShares California Carbon Allowance Strategy ETF, KraneShares Eastern US Carbon ETF, and KraneShares European Carbon Allowance Strategy ETF, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-23-004982 on July 28, 2023.

(p)(6)	Code of Ethics of 3D/L Capital Management, LLC, formerly Lee Capital Management, LP, sub-adviser to the KFA Value Line® Dynamic Core Equity Index ETF, is incorporated herein by reference to Exhibit (p)(7) to Post-Effective Amendment No. 285 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-21-007132 on July 29, 2021.

(p)(7)

Code of Ethics of Mount Lucas Index Advisers LLC, sub-adviser to KFA Mount Lucas Managed Futures Index Strategy ETF (formerly known as KFA Mount Lucas Index Strategy ETF), is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-23-004982 on July 28, 2023.

(p)(8)	Code of Ethics of Nikko Asset Management Americas Inc., sub-adviser to KraneShares Asia Pacific High Income Bond ETF, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-23-004982 on July 28, 2023.

(p)(9)	Code of Ethics of Rockefeller & Co. LLC, sub-adviser to KraneShares Rockefeller Ocean Engagement ETF, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 335 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001829126-23-005665 on August 25, 2023.

(q)(1)	Powers of Attorney dated September 29, 2015 for Matthew Stroyman and John Ferguson is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-16-080317 on February 10, 2016.

(q)(2)	Power of Attorney dated August 31, 2017 for Patrick Campo, is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-17-005305 on September 22, 2017.

Item 29.	Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 30.	Indemnification

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust, to the extent provided in Article VII of the Registrant’s Amended and Restated Declaration of Trust, for any act, omission, or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust solely for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Adviser, or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust, any Person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 2 of the Registrant’s Amended and Restated Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under Section 2.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees, officers, employees or agents of the Trust shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or Trustees or by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser

Krane Funds Advisors, LLC

Krane Funds Advisors, LLC (“Krane”) serves as investment adviser for each series of the Trust, except the CICC Global Wealth Preservation Fund and CICC US Government Money Market Fund. The principal address of Krane is 280 Park Avenue, 32nd Floor, New York, New York 10017. Krane is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Krane during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-77589).

Bosera Asset Management (International) Co., Ltd.

Bosera Asset Management (International) Co., Ltd. (“Bosera”) serves as investment sub-adviser for the Trust’s KraneShares Bosera MSCI China A 50 Connect Index ETF and KraneShares SSE Star Market 50 Index ETF. The principal address of Bosera is Suite 4109, Jardine House, One Connaught Place, Central, Hong Kong. Bosera is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Bosera during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-78507).

Quadratic Capital Management LLC

Quadratic Capital Management LLC (“Quadratic”) serves as investment sub-adviser for the Trust’s Quadratic Interest Rate Volatility and Inflation Hedge ETF and Quadratic Deflation ETF. The principal address of Quadratic is 39 Lewis Street, 4th Floor, Greenwich, Connecticut 06830. Quadratic is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Quadratic during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-106485).

Climate Finance Partners LLC

Climate Finance Partners LLC (“Climate Finance”) serves as investment sub-adviser for the Trust’s KraneShares Global Carbon Strategy ETF, KraneShares California Carbon Allowance Strategy ETF, KraneShares Eastern US Carbon ETF, KraneShares European Carbon Allowance Strategy ETF, and KraneShares Global Carbon Offset Strategy ETF. The principal address of Climate Finance is 156 5th Avenue, Suite 804, New York, New York 10010. Climate Finance is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Climate Finance during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-117593).

3D/L Capital Management, LLC

3D/L Capital Management, LLC (“3D/L”), formerly Lee Capital Management, LP serves as investment sub-adviser for the Trust’s KFA Value Line® Dynamic Core Equity Index ETF. The principal address of 3D/L is 100 Constitution Plaza, Suite 700, Hartford CT 06103. 3D/L is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of 3D/L during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-107874).

Mount Lucas Index Advisers, LLC

Mount Lucas Index Advisers, LLC (“MLIA”) serves as investment sub-adviser for the Trust’s KFA Mount Lucas Managed Futures Index Strategy ETF. The principal address of MLIA is 405 State Street, Newtown, Pennsylvania, 18940. MLIA is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of MLIA during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-119730)

Nikko Asset Management Americas Inc.

Nikko Asset Management Americas Inc. (“Nikko”) serves as investment sub-adviser for the Trust’s KraneShares Asia Pacific High Income Bond ETF. The principal address of Nikko is 605 Third Avenue, 38th Floor, New York, NY, 10158. Nikko is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Nikko during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-60881).

Rockefeller & Co. LLC

Rockefeller & Co. LLC (“Rockefeller”), serves as investment sub-adviser for the Trust’s KraneShares Rockefeller Ocean Engagement ETF. The principal address of Rockefeller is 45 Rockefeller Plaza, 5th Floor, New York, NY, 10111. Rockefeller is an investment adviser registered under the Investment Advisers Act of 1940, and it also conducts business under the name Rockefeller Capital Management.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Rockefeller during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-113009).

Item 32.	Principal Underwriters

(a)	Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II, Ltd.	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund, Ltd.	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund, LP	January 1, 2011
New Covenant Funds	March 23, 2012
NexPoint Funds I (f/k/a Highland Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund, LP	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Delaware Wilshire Private Markets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022
SEI Global Private Assets VI, L.P.	July 29, 2022

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Paul F. Klauder	Director	--
Wayne M. Withrow	Director, President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
Donald Duncan	Anti-Money Laundering Officer	--
John C. Munch	General Counsel & Secretary	--
John P. Coary	Vice President & Assistant Secretary	--
William M. Martin	Vice President	--
Christopher Rowan	Vice President	--
Judith A. Rager	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

(c)	There were no commissions or other compensation received, directly or indirectly, from the Fund for the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person.

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

Registrant:

c/o Krane Funds Advisors, LLC

280 Park Avenue, 32nd Floor

New York, New York 10017

Adviser:

Krane Funds Advisors, LLC

280 Park Avenue, 32nd Floor

New York, New York 10017

Sub-Advisers:

Bosera Asset Management (International) Co., Ltd.

Suite 4109

Jardine House

One Connaught Place

Central, Hong Kong

Quadratic Capital Management LLC

39 Lewis Street, 4th Floor

Greenwich, Connecticut 06830

Climate Finance Partners LLC

156 5th Ave, Suite 804

New York, New York 10010

3D/L Capital Management, LLC

100 Constitution Plaza, Suite 700

Hartford, Connecticut 06103

Mount Lucas Index Advisers LLC

405 South State Street

Newtown, Pennsylvania, 18940

Nikko Asset Management Americas Inc.

605 Third Avenue, 38th Floor

New York, New York, 10158

Rockefeller & Co. LLC

45 Rockefeller Plaza, 5th Floor

New York, NY, 10111

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 344 to its Registration Statement (File Nos. 333-180870 and 811-22698) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York on this 2nd day of November 2023.

KraneShares Trust

/s/ Jonathan Krane
Jonathan Krane
Trustee, Principal Executive Officer and
Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Jonathan Krane	Trustee, Principal Executive Officer and Principal Financial Officer	November 2, 2023
Jonathan Krane

/s/ Patrick Campo*	Trustee	November 2, 2023
Patrick Campo

/s/ John Ferguson*	Trustee	November 2, 2023
John Ferguson

/s/ Matthew Stroyman*	Trustee	November 2, 2023
Matthew Stroyman

* Stacy L. Fuller
Stacy L. Fuller

*	Attorney-in-Fact pursuant to powers of attorney dated September 29, 2015 and August 31, 2017.